Prospectus
May 1, 2022
Great-West Smart Track® Advisor Variable Annuity An individual flexible premium variable annuity	Issued by Great‑West Life & Annuity Insurance Company of New York Variable Annuity‑2 Series Account P.O. Box 1854 Birmingham, Alabama 35201‑1854 Telephone: 1‑877‑723‑8723
This Prospectus describes the Great-West Smart Track® Advisor Variable Annuity (the “Contract”) — an individual flexible premium variable annuity contract that allows you to accumulate assets on a tax-deferred basis for retirement or other long-term purposes. Great-West Life & Annuity Insurance Company of New York (“we,” “us,” or “Great-West”) issued the Contract to eligible persons in the state of New York. The Contract may be owned by one or two natural persons, an IRA custodian or trustee, by a Non-Grantor Trust, or by a Grantor Trust with only one Grantor or with two Grantors who are one another’s Spouse as of the Effective Date (see “Special Terms”) below for definitions of capitalized terms).The contract is no longer available to new purchasers.
When you contribute money to the Contract, you decide how to allocate your money among the various investment options available through Variable Annuity-2 Series Account (the “Series Account”). The Series Account consists of two strategies: the Investment Strategy (relating to the base Contract) and the Income Strategy (relating to optional Guaranteed Lifetime Withdrawal Benefit Riders). You should consider which features are important to you and the amount of Series Account charges you are willing to bear relative to your needs. In deciding whether to purchase any of the optional benefits, you should consider the desirability of the benefit relative to its additional cost and to your needs.
We hold the assets for each investment option in a corresponding Sub-Account of the Series Account. Each Sub-Account, in turn, invests in a Portfolio under the Investment Strategy or a Covered Fund under the Income Strategy.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
This Prospectus provides important information about the Series Account and investment options that you should know about the Contract, including a description of the material rights and obligations under the Contract. It is important that you read the Contract, riders, and any amendments and endorsements. Please read this Prospectus carefully and keep it on file for future reference.
The Contract was sold to customers of Consultants and is intended to be used by investors who have engaged these Consultants to manage their Annuity Account Value for a fee. The fee that your Consultant charges you for the management of the Annuity Account Value is covered in a separate agreement between you and the Consultant and is in addition to the fees and expenses for the Contract that are described in this prospectus.If you choose to have the fee paid to your Consultant deducted from your Annuity Account Value, we will deduct the fee pro-rata from each Sub-Account in which you are invested (i.e., in the same proportion that your investment in the Sub-Account has to your Annuity Account Value). If you allocated your Annuity Account Value to the Investment Strategy, the deduction will reduce your Death Benefit, and may be subject to federal and state income taxes and a 10% federal penalty tax. If you allocated your Annuity Account Value to the Income Strategy, the deduction will reduce your Death Benefit and may be subject to federal and state income taxes and a 10% federal penalty tax, and may also reduce the GLWB Benefit Base and the amount of the Guaranteed Annual Withdrawals. We offer other variable annuity products with different product features, benefits, and charges.
The Contract is not a deposit or obligation of, or insured, guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. The Contract involves certain investment risks, including possible loss of principal.
For account information, please contact:
Retirement Resource Operations Center (both regular and overnight mail)
Regular Mail:
PO Box 1854
Birmingham, Alabama 35201-1854
Overnight Mail:
2801 Highway 280 South
Birmingham, Alabama 35223
877-723-8723
C000173056

This Prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made. No dealer, salesperson or other person is authorized to give any information or make any representations in connection with the Contract other than those contained in this Prospectus, and, if given or made, such other information or representations must not be relied on.
The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

SPECIAL TERMS
1035 Exchange A tax-free exchange of certain types of insurance contracts, as allowed by a provision of the Code.
Accumulation Credit The percentage used to determine the amount of the guaranteed minimum increase of the Benefit Base under the Great-West Secure Income Plus GLWB Rider. The Accumulation Credit is set forth in a Rate Sheet Supplement to this Prospectus. The applicable Rate Sheet Supplement and Accumulation Credit are based on the date you signed the application to purchase the Contract. For the Accumulation Credit applicable to you, please see the Appendix entitled “Guaranteed Annual Withdrawal Percentages and Credits” at the end of this Prospectus.
Accumulation Unit An accounting measure used to determine the Annuity Account Value before the date annuity payouts commence.
Alternate Payee Any Spouse or former Spouse of an Owner who has the right pursuant to a Decree to receive all or a portion of the benefit payable under the Contract with respect to such Owner.
Annuitant (Joint Annuitant) The person named in the application upon whose life the payout of an annuity is based and who will receive annuity payouts. The Annuitant will be the Owner unless otherwise indicated in the application. Joint Annuitants may be named in the application or any time before the Annuity Commencement Date, and must be one another’s Spouse as of the Effective Date. If you select a Joint Annuitant, Annuitant means the older Joint Annuitant or the sole surviving Joint Annuitant. If you name a Contingent Annuitant, the Annuitant will be considered the Primary Annuitant. If an IRA custodian or trustee owns the Contract, the Underlying IRA Holder must be the Annuitant and if there are two Annuitants, the Joint Annuitant must be the Underlying IRA Holder’s Spouse and the designated beneficiary of the custodial or trusteed account. If a Grantor Trust owns the Contract, the Grantor will be the Annuitant unless otherwise indicated in the application. If a Non-Grantor Trust owns the Contract, the grantor will be the Annuitant unless otherwise indicated in the application. If a Non-Grantor Trust owns the Contract, no Contingent Annuitant may be named and the Annuitant will be considered the Primary Annuitant.
Annuity Account An account we establish in your name that reflects all account activity under your Contract in both the Investment Strategy and the Income Strategy.
Annuity Account Value The sum of the value of each Sub-Account you have selected in both the Investment Strategy and Income Strategy. The Annuity Account Value is credited with a return based upon the investment experience of the Sub-Account(s) selected by you and will increase and decrease accordingly.
Annuity Commencement Date The date annuity payouts begin, which is either the Payout Election Date or the Annuitant’s 99th birthday if no Payout Election Date has been established. You may change the Annuity Commencement Date if annuity payouts have not already begun. Upon death of the Owner, the Beneficiary may change the Annuity Commencement Date only if the Beneficiary is the Owner’s surviving Spouse and elects to continue the Contract. The Annuity Commencement Date must occur no later than the Annuitant’s 99th birthday.
Annuity Payout Period The period beginning on the Annuity Commencement Date and continuing until all annuity payouts have been made under the Contract. During this period, the Annuitant receives payouts from the annuity.
Annuity Unit An accounting measure we use to determine the amount of any variable annuity payout after the first annuity payout is made.
Automatic Bank Draft Plan  A feature, if made available by Great-West, that allows you to make automatic periodic Contributions. Contributions will be withdrawn from an account you specify and automatically credited to your Annuity Account.
Beneficial Owner For a Contract held as a Non-Qualified Stretch Annuity, the natural person who is the designated Beneficiary of any Death Benefit proceeds as a result of the death of the Owner. The Beneficial Owner may not be a non-natural entity such as a Grantor Trust or Non-Grantor Trust.
Beneficiary The person(s) designated by the Owner to receive any Death Benefit under the terms of the Contract. If the surviving Spouse of an Owner is the surviving Joint Owner, the surviving Spouse will be deemed to be the Beneficiary upon such Owner’s death and may take the Death Benefit or elect to continue this Contract in force. If a Non-Grantor Trust owns the Contract, the Owner will at all times be the Beneficiary.
Benefit Base For purposes of the GLWB Riders, the amount that is multiplied by the Guaranteed Annual Withdrawal Percentage to calculate the Guaranteed Annual Withdrawal. The Benefit Base increases dollar-for-dollar upon any GLWB Rider Contribution and is reduced proportionately for any Excess Withdrawal. The Benefit Base can also increase with positive Covered Fund performance on the Ratchet Date and may also be adjusted on the Ratchet Date. The

Benefit Base may not exceed $5 million. Any Covered Fund Value over $5 million will be considered excess Covered Fund Value and will not be used to calculate Guaranteed Annual Withdrawals.
Business Day Any day, and during the hours, on which the New York Stock Exchange is open for trading. If a date falls on a non-Business Day, the following Business Day will be used unless otherwise stated in the Prospectus.
Code The Internal Revenue Code of 1986, as amended, and all related laws and regulations which are currently in effect.
Consultant One or more investment managers or financial advisors designated by an Owner to provide advisory services to an Owner. Consultants may be registered as investment adviser representatives.
Contingent Annuitant The person you may name in the application who becomes the Annuitant when the Primary Annuitant dies. The Contingent Annuitant must be designated before the death of the Primary Annuitant and at least 30 days prior to the Annuity Commencement Date. If a Non-Grantor Trust owns the Contract, no Contingent Annuitant may be named.
Contingent Beneficiary The person you may designate to become the Beneficiary when the primary Beneficiary dies.
Contract Year Contract Years begin on the Effective Date and renew on each anniversary of the Effective Date.
Contributions Amounts of money you invest or deposit into your Annuity Account.
Covered Fund(s) Interests in Sub-Accounts approved by Great-West for the Income Strategy.
Covered Fund Value The aggregate value of each Covered Fund.
Covered Person(s) For purposes of a GLWB Rider, the natural person(s) whose age determines the Guaranteed Annual Withdrawal Percentage and on whose life the Guaranteed Annual Withdrawal Amount will be based. If there are two Covered Persons, the Joint Guaranteed Annual Withdrawal Percentage will be based on the age of the younger life and the Installments can continue until the death of the second life. If a natural person owns the Contract, the Owner of the Contract must be a Covered Person. If a Grantor Trust owns the Contract, the Grantor(s) must be the sole Covered Person(s). A Joint Covered Person, when permitted, must be the Owner’s Spouse and (i) a Joint Owner; or (ii) the 100% primary Beneficiary under the Contract. If an IRA custodian or trustee owns the Contract, the Underlying IRA Holder must be a Covered Person and if there are two Covered Persons, the Joint Covered Person must be the Underlying IRA Holder’s Spouse and the designated beneficiary of the custodial or trusteed account. If a Non-Grantor Trust owns the Contract, the Covered Person, if any, must be the Annuitant.
Death Benefit The amount payable to the Beneficiary when the Owner or the Annuitant dies. Death Benefit Option 1 provides for the return of Annuity Account Value; Death Benefit Option 2 (also called the Guaranteed Minimum Death Benefit) provides for the return of the greater of Annuity Account Value or the sum of Contributions less the proportionate impact of withdrawals, distributions, and Premium Tax, if any. See “Death Benefit” below for more details.
Decree A divorce or separation instrument, as defined in Section 121(d)(3)(C)(i) of the Code, that creates or recognizes the existence of an Alternate Payee’s right to, or assigns to an Alternate Payee the right to receive all or a portion of the benefits payable with respect to an Owner that Great-West accepts and approves, except as otherwise agreed.
Distributions Amounts paid from a Covered Fund, including but not limited to partial and systematic withdrawals.
Distribution Credit The amount by which the GAW% is increased for Rider Contributions aged 5 years or more prior to starting the GAW Phase under the Great-West Secure Income Max GLWB Rider. The Distribution Credit is set forth in a Rate Sheet Supplement to this Prospectus. The applicable Rate Sheet Supplement and Distribution Credit are based on the date you signed the application to purchase the Contract. For the Distribution Credit applicable to you, please see the Appendix entitled “Guaranteed Annual Withdrawal Percentages and Credits” at the end of this Prospectus.
Effective Date The date on which the first Contribution is credited to your Annuity Account. Contract Years, anniversaries, and quarters are measured from the Effective Date.
Eligible Designated Beneficiary (EDB) a designated Beneficiary that also meets the requirements defined in Code Section 401(a)(9)(E)(ii). An EDB includes: (i) the surviving Spouse of the Owner; (ii) a minor child (until they reach the age of majority); (iii) a disabled person (within the meaning of Code Section 72(m)(7)); (iv) a chronically ill person; or (v) an individual who is not more than 10 years younger than the Owner. A Beneficiary’s status as an EDB is determined on the date of the Owner’s death.

Excess Withdrawal An amount of either a Distribution or Transfer from the Covered Fund(s) during the GLWB Accumulation Phase or any amount combined with all other such amounts that exceed the annual GAW during the GAW Phase. Excess Withdrawals reduce your Benefit Base. The Guarantee Benefit Fee, the M&E Charge, and up to 1.5% of Covered Fund Value to pay for Consultant fees shall not be treated as a Distribution or Excess Withdrawal for this purpose. Deductions from the Covered Fund(s) in the Income Strategy to pay Consultant fees up to 1.5% annually of the Covered Fund Value will not be considered an Excess Withdrawal; deductions for that purpose will be considered an Excess Withdrawal to the extent they exceed 1.5% annually of the Covered Fund Value, and would reduce the Death Benefit as well as your Benefit Base and GAWs under a GLWB Rider.
FFF Portfolios Investment Strategy Portfolios, the Sub-Accounts of which may be accessed with payment of an additional asset-based fee called the Fund Facilitation Fee.
Fund Facilitation Fee An amount deducted at the end of each valuation period from Sub-Account assets, if any, invested in certain Investment Strategy Portfolios called the FFF Portfolios. The Fund Facilitation Fee may also be referred to as a platform charge. The Fund Facilitation Fee will be reflected in the Accumulation Unit values of the Sub-Accounts invested in the FFF Portfolios you select. See “Fund Facilitation Fee” below for more information.
GLWB Accumulation Phase The period of time between the GLWB Rider Election Date and the Initial Installment Date.
GLWB Riders The Guaranteed Lifetime Withdrawal Benefit (GLWB) Riders that are issued to Owners and which specify the benefits, rights, privileges, and obligations of the Owner and Great-West in the Income Strategy, as modified by the Rate Sheet Supplement applicable on the date you signed the application to purchase the Contract. A GLWB Rider is initiated by allocating Contributions to an Income Strategy Covered Fund. One or more GLWB Riders may not be available through all financial intermediaries. All GLWB Riders available at the time you purchase your Contract will remain available for you to elect for the duration of your Contract. You may only elect one GLWB Rider. All guarantees are subject to the claims paying ability of Great-West.
GLWB Rider Contributions Owner-directed amounts received and allocated to the Owner’s Covered Fund(s) in the Income Strategy, including but not limited to Transfers from other assets in the Contract. If this Contract is a Qualified Annuity Contract, GLWB Rider Contributions may also include rollovers as defined under Section 402(c), 403(b)(8), 408(d)(3) and 457(e)(16) of the Code. Reinvested dividends, capital gains, and settlements arising from the Covered Fund(s) will not be considered GLWB Rider Contributions for the purpose of calculating the Benefit Base but will affect the Covered Fund Value. Once you have elected a GLWB Rider by making a GLWB Rider Contribution, you are not able to make Contributions to any other GLWB Rider. If we refuse to accept additional Contributions, you will retain all other rights under the GLWB Rider, including the right to make Transfers from the Investment Strategy to the Income Strategy.
GLWB Rider Election Date The Business Day on which the Owner or Spouse Beneficiary elects the GLWB option in a GLWB Rider by allocating GLWB Rider Contributions to a Covered Fund(s). The GLWB Rider Election Date will be the date upon which the Initial Benefit Base is calculated and before the Owner attains the age of 86 years old.
GLWB Settlement Phase The period when the Covered Fund Value has reduced to zero, but the Benefit Base is still positive and during which Installments will continue to be paid.
Grantor The natural person who is treated under Sections 671 through 679 of the Code as owning the assets of a Grantor Trust. Generally, the Grantor is the creator of the trust relationship and is responsible for any tax liability on trust assets. All Grantors must be natural persons.
Grantor Trust A trust, the assets of which are treated under Sections 671 through 679 of the Code as being owned by the Grantor(s). We allow a Grantor Trust to be an Owner only if it either has a single Grantor who is a natural person, or two Grantors who are one another’s Spouse as of the Effective Date. Generally, if a trust is a Grantor Trust, the Grantor is treated as the owner of the trust assets, the trust is disregarded as a separate tax entity, and all income is taxed to the Grantor. If a Grantor Trust owns the Contract, the Grantor will be the Annuitant unless otherwise indicated in the application.
Great-West Secure Income Foundation GLWB Rider Provided all conditions are met, the Great-West Secure Income Foundation GLWB Rider provides an annual withdrawal amount that is guaranteed for the lifetime of the Covered Person(s) according to a fixed schedule that varies the GAW% with the age of the Covered Person(s). The GAW% and Joint GAW% are set forth in a Rate Sheet Supplement applicable on the date you signed the application to purchase the Contract. For the GAW% and Joint GAW% applicable to you, please see the Appendix entitled “Guaranteed Annual Withdrawal Percentages and Credits” at the end of this Prospectus.
Great-West Secure Income Max GLWB Rider Provided all conditions are met, the Great-West Secure Income Max GLWB Rider provides an annual withdrawal amount that is guaranteed for the lifetime of the Covered Person(s) according to a fixed schedule that varies the GAW% with the age of the Covered Person(s). A higher GAW% may be available for Rider Contributions aged 5 years or more prior to starting the GAW Phase. The GAW%, Joint GAW% and Distribution Credit are set forth in a Rate Sheet Supplement applicable on the date you signed the application to purchase the Contract. For the GAW%, Joint GAW% and Distribution Credit applicable to you, please see the Appendix entitled “Guaranteed Annual Withdrawal Percentages and Credits” at the end of this Prospectus.
Great-West Secure Income Plus GLWB Rider Provided all conditions are met, the Great-West Secure Income Plus GLWB Rider provides an annual withdrawal amount that is guaranteed for the lifetime of the Covered Person(s) according to a fixed schedule that varies the GAW% with the age of the Covered Person(s). Prior to starting Guaranteed Annual Withdrawals, the Benefit Base increases by a guaranteed minimum amount each Contract Year up to a maximum of 10 Contract Years. The GAW%, Joint GAW% and Accumulation Credit are set forth in a Rate Sheet Supplement applicable on the date you signed the application to purchase the Contract. For the GAW%, Joint GAW% and Accumulation Credit applicable to you, please see the Appendix entitled “Guaranteed Annual Withdrawal Percentages and Credits” at the end of this Prospectus.
Guarantee Benefit Fee The fee associated with the Income Strategy and GLWB Riders. The Guarantee Benefit Fee may be referred to as the GLWB Rider Fee.
Guaranteed Annual Withdrawal (GAW) For purposes of a GLWB Rider, the annualized withdrawal amount that we guarantee for the lifetime of the Covered Person(s).
Guaranteed Annual Withdrawal Percentage (GAW%) The percentage of the Benefit Base that determines the amount of the GAW. The GAW% is set forth in a Rate Sheet Supplement to this Prospectus. The applicable Rate Sheet Supplement and GAW% are based on the date you signed the application to purchase the Contract. For the GAW% applicable to you, please see the Appendix entitled “Guaranteed Annual Withdrawal Percentages and Credits” at the end of this Prospectus.
Guaranteed Annual Withdrawal (GAW) Phase The period of time between the Initial Installment Date and the first day of the GLWB Settlement Phase. The GAW Phase begins when you elect to begin taking GAW payments.
Guaranteed Lifetime Withdrawal Benefit (GLWB) A payment option offered by a GLWB Rider that pays Installments during the life of the Covered Person(s). The Covered Person(s) can receive periodic payments in either monthly, quarterly, semiannual, or annual Installments that in total over a 12-month period equal the GAW.
Guaranteed Minimum Death Benefit (also called Death Benefit Option 2) Provides for the return of the greater of Annuity Account Value or the sum of Contributions less the proportionate impact of withdrawals, distributions, and Premium Tax, if any. See “Death Benefit” below for more details.
Income Strategy Assets allocated to the Sub-Account associated with an optional GLWB Rider attached to the Contract.
Income Strategy Account Value The sum of the values of the Sub-Accounts in the Income Strategy credited to the Owner under the Annuity Account. The Income Strategy Account Value is credited with a return based upon the investment experience of the investment option(s) selected by the Owner and will increase or decrease accordingly.
Initial Installment Date The date of the first Installment under a GLWB, which must be a Business Day.
Installments Periodic payments of the GAW.
Investment Strategy Assets allocated to the Sub-Accounts not associated with an optional GLWB Rider attached to the Contract.
Investment Strategy Account Value The sum of the values of the Sub-Accounts in the Investment Strategy credited to the Owner under the Annuity Account. The Investment Strategy Account Value is credited with a return based upon the investment experience of the investment option(s) selected by the Owner and will increase or decrease accordingly.
Joint GAW% The GAW% used with any GLWB Rider if there are two Covered Persons. The Joint GAW% is set forth in a Rate Sheet Supplement to this Prospectus. The applicable Rate Sheet Supplement and Joint GAW% are based on the date you signed the application to purchase the Contract. For the Joint GAW% applicable to you, please see the Appendix entitled “Guaranteed Annual Withdrawal Percentages and Credits” at the end of this Prospectus.
Mortality and Expense Risk Charge (M&E Charge) An amount deducted from your Annuity Account Value at the end of each valuation period to compensate Great-West for bearing certain mortality and expense risks under the Contract.

Non-Grantor Trust A trust in which the grantor has relinquished control over trust assets and in which trust assets do not form a part of the grantor’s estate. A Non-Grantor Trust must be issued a Tax Identification Number in order to qualify as Owner of the Contract. If a Non-Grantor Trust owns the Contract, the grantor will be the Annuitant unless otherwise indicated in the application.
Non-Qualified Annuity Contract An annuity Contract which is not intended to satisfy the requirements of Section 408(b) (IRAs) or Section 408A (Roth IRAs) of the Code. We may issue this Contract as a Non-Qualified Annuity Contract.
Non-Qualified Stretch Annuity Contract An annuity Contract which is not intended to satisfy the requirements of Section 408(b) (IRAs) or Section 408A (Roth IRAs) of the Code, and in which a Successor Beneficiary may elect to receive his or her interest in a single sum or over the remaining distribution period initially selected by the Beneficial Owner. The Owner of a Contract held as a Non-Qualified Stretch Annuity may not be a non-natural entity such as a Grantor Trust or Non-Grantor Trust. We may issue this Contract as a Non-Qualified Stretch Annuity Contract.
Owner (Joint Owner) or You The person or persons named in the Contract who is entitled to exercise all rights and privileges under the Contract while the Annuitant is living. The Owner must be age 85 or younger at the time the Contract is issued. Joint Owners must be one another’s Spouse as of the Effective Date and must both be natural persons. The Annuitant will be the Owner unless otherwise indicated in the application. If the Owner intends to hold the Contract as a Qualified Annuity Contract, the Owner must be the Annuitant and a Joint Owner is not permitted. The Owner must be either a natural person, an IRA custodian or trustee, a Grantor Trust, or a Non-Grantor Trust. If the Owner is a Grantor Trust, all references to the life, age, or death of the Owner pertain to the life, age, or death of the Grantor(s). If the Owner is a Non-Grantor Trust, all references to the life, age, or death of the Owner pertain to the life, age, or death of the Annuitant, and where there are Joint Annuitants, shall pertain to the older Joint Annuitant. If there is a change of ownership of the Contract from a Non-Grantor Trust to a natural person, the original Annuitant and/or Joint Annuitant shall continue to determine any benefits under the Contract and GLWB Riders. If the Owner is an IRA custodian or trustee, all references to the life, age, or death of the Owner pertain to the life, age, or death of the Underlying IRA Holder.
Payout Election Date The date chosen for annuity payouts or periodic withdrawals to begin from the Investment Strategy. The Payout Election Date must occur before the Annuitant’s 99th birthday.
Portfolio A registered management investment company, or portfolio or series thereof, in which the assets of the Series Account may be invested. For convenience, the Investment Strategy Portfolios (including the FFF Portfolios) and the Income Strategy Covered Funds may be referred to as Portfolios in this Prospectus.
Distribution Credit The amount by which the GAW% is increased for Rider Contributions aged 5 years or more prior to starting the GAW Phase under the Great-West Secure Income Max GLWB Rider. The Distribution Credit is set forth in a Rate Sheet Supplement to this Prospectus. The applicable Rate Sheet Supplement and Distribution Credit are based on the date you signed the application to purchase the Contract. For the Distribution Credit applicable to you, please see the Appendix entitled “Guaranteed Annual Withdrawal Percentages and Credits” at the end of this Prospectus.
Qualified Annuity Contract An annuity contract that is intended to qualify under Section 408(b) (IRAs) or Section 408A (Roth IRAs) of the Code. We may issue this Contract as a Qualified Annuity Contract.
Ratchet For purposes of a GLWB Rider, an increase in the Benefit Base if the Covered Fund Value exceeds the current Benefit Base on the Ratchet Date.
Ratchet Date During the GLWB Accumulation Phase, the Ratchet Date is the anniversary of the Owner’s GLWB Rider Election Date and each anniversary thereafter. During the GAW Phase, the Ratchet Date is the Initial Installment Date and each anniversary thereafter. If any anniversary is a non-Business Day, the Ratchet Date will be the following Business Day for that year.
Rate Sheet Supplement Supplements to the Prospectus which we periodically filed with the SEC (prior to ceasing sales of the Contract) that detail and modify certain rates associated with the GLWB Riders. Rate Sheet Supplements will disclose the GAW%s, Joint GAW%s, Accumulation Credits, and Distribution Credits for all GLWB Riders applicable for a specified range of dates. The terms of a Rate Sheet Supplement (including GAW%s, Joint GAW%s, Accumulation Credits, and Distribution Credits) with no specified end date may not be amended unless we provide a minimum of 10 business days prior notice. You may contact the Retirement Resource Operations Center at (877) 723-8723 for a copy of the Rate Sheet Supplement applicable to your Contract. GAW%s, Joint GAW%s, Accumulation Credits, and Distribution Credits reflected in Rate Sheet Supplements may be found in an appendix entitled “Guaranteed Annual Withdrawal Percentages and Credits” at the end of this Prospectus, as well as on the SEC’s website (www.sec.gov) by searching with File Number 333-212091.
Request Any written, telephoned, electronic or computerized instruction in a form satisfactory to Great-West that the Retirement Resource Operations Center receives from you, your designee (as specified in a form acceptable to Great-West) or the Beneficiary (as applicable) as required by any provision of the Contract. The Request is subject to any action taken or payment made by Great-West before it is processed. A written Request will be deemed to include electronic mail transmissions only if: such transmissions include PDF or other facsimile transmissions clearly reproducing the manual signature, and; such transmission is sent to the designated address for the Retirement Resource Operations Center.
Retirement Resource Operations Center (Service Center) You may write to us at PO Box 1854, Birmingham, Alabama 35201-1854 (Regular Mail) or 2801 Highway 280 South, Birmingham, Alabama 35223 (overnight mail); call us at 877-723-8723; or email us at AnnuityOperations@greatwest.com.
Series Account Variable Annuity-2 Series Account, the segregated asset account established by Great-West under New York law and registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”). The Series Account is also referred to as the separate account.
Spouse A person recognized as a spouse in the state where the couple was legally married. The term does not include a party to a registered domestic partnership, civil union, or similar formal relationship recognized under state law that is not denominated a marriage under that state’s law.
Sub-Account A division of the Series Account containing the shares of a Portfolio in the Investment Strategy (including the FFF Portfolios), the Income Strategy, or both. There is a Sub-Account for each Portfolio. We may also refer to a Sub-Account as an “investment option” in the Prospectus, SAI, or Series Account financial statements.
Successor Beneficiary Upon the death of the Beneficial Owner, the natural person who is entitled to receive the Beneficial Owner’s remaining interest in a Contract held as a Non-Qualified Stretch Annuity. A Successor Beneficiary may elect to receive his or her interest in a single sum or over the remaining distribution period initially selected by the Beneficial Owner. A non-natural entity, such as a Grantor Trust or Non-Grantor Trust, is not permitted as a Successor Beneficiary of a Contract held as a Non-Qualified Stretch Annuity.
Surrender Value Your Annuity Account Value on the Transaction Date of the surrender, less any Premium Tax and other taxes.
Transaction Date The date on which any Contribution or Request from you will be processed. Contributions and Requests received after the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. ET) will be deemed to have been received on the next Business Day. Requests will be processed and the Annuity Account Value will be determined on each day that the New York Stock Exchange is open for trading.
Transfer Moving amounts from and among the Sub-Account(s).
Underlying IRA Holder The natural person who is treated under the Code as having a beneficial interest in the assets of a custodial or trusteed IRA account. All Underlying IRA Holders must be natural persons.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT
FEES AND EXPENSES
Charges for Early Withdrawal	There are no charges for surrenders or partial withdrawals prior to the Annuity Commencement Date.
Transaction Charges
Transfer Charge. Currently no charge, but we reserve the right to charge $25 per transfer in excess of 12 transfers per year.
For additional information about transaction charges, see “FEE TABLE” in the Prospectus.

Ongoing Fees and Expenses (annual charges)	The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected. Fees and expenses in the table do not reflect any Consultant fees paid from Annuity Account Value or other assets of the Owner and if such charges were reflected, the fees and expenses would be higher.
Annual Fee	Maximum	Minimum
Base contract (1)	0.40%	0.20%
Investment options (Portfolio fees and expenses) (2)	2.62%	0.12%
Optional Guaranteed Lifetime Withdrawal Benefit Riders available for an additional charge (for a single optional benefit, if elected) (3)	2.25%	0.90%
Great-West Secure Income Plus GLWB Rider	2.25%	1.30%
Great-West Secure Income Max GLWB Rider	2.25%	1.20%
Great-West Secure Income Foundation GLWB Rider	1.50%	0.90%

(1)
We calculate the Base Contract fee by dividing the total amount we receive from the Mortality and Expense Risk Charge for the last fiscal year by the total average net assets attributable to the Contracts for that year.

(2)
As a percentage of Portfolio Assets. These expenses include the Fund Facilitation Fees charged for FFF Portfolios. See “Fund Faciliation Fee” for more information.

(3)
Charges are assessed quarterly, as a percentage of the current Benefit Base.

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand that cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract.
Lowest Annual Cost: $320	Highest Annual Cost: $4670
Assumes:	Assumes:

•
Investment of  $100,000

•
5% annual appreciation of the Annuity Account Value

•
Least expensive combination of Portfolio fees and expenses

•
No optional GLWB Rider

•
No sales charges

•
No additional purchase payments, transfers or withdrawals

•
No Consultant fees

•
Investment of  $100,000

•
5% annual appreciation of the Annuity Account Value

•
Most expensive combination of GLWB Rider fee, and Covered Funds or Portfolio fees and expenses

•
No sales charges

•
No additional Purchase Payments, transfers, or withdrawals

•
No Consultant fees

RISKS
Risk of Loss	You can lose money by investing in this Contract, including loss of principal. For additional information about the risk of loss, see “PRINCIPAL RISKS OF INVESTING IN THE CONTRACT” in the Prospectus.

RISKS
Not a Short-Term Investment	For additional information about the investment profile of the Contract, see “PRINCIPAL RISKS OF INVESTING IN THE CONTRACT,” “DEDUCTIONS TO PAY CONSULTANT FEES” and “OVERVIEW OF THE VARIABLE ANNUITY CONTRACT” in the Prospectus.
Risks Associated with Investment Options
An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the investment performance of the Portfolios corresponding to the Sub-Accounts you select.
Each Portfolio has its own unique risks.
You should review the prospectuses for the Portfolios before making an investment decision.
For additional information about the risks associated with Investment Options, see “PRINCIPAL RISKS OF INVESTING IN THE CONTRACT,” “THE PORTFOLIOS” and “WHERE TO FIND MORE INFORMATION ABOUT THE PORTFOLIOS” in the Prospectus.

Insurance Company Risks
An investment in the Contract is subject to the risks related to Great-West, including that any obligations, guarantees, and benefits of the Contract are subject to the claims-paying ability of Great-West. More information about Great-West, including its financial strength ratings, is available upon request from Great-West by contacting the Retirement Resource Operations Center at (800) 838-0650.
For additional information about Company risks, see “PRINCIPAL RISKS OF INVESTING IN THE CONTRACT” and “GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK” in the Prospectus.

RESTRICTIONS
Investments
Currently, there is no charge when you transfer Annuity Account Value among the Sub-Accounts. However, we reserve the right to charge $25 for each transfer in the future.
If you transfer any amount from a Covered Fund to an investment option that is not a Covered Fund, you will be unable to make any transfers into a Covered Fund for at least 90 calendar days.
In addition, we reserve the right to reject or restrict transfers if we determine that the transfers reflect excessive frequent trading or a market timing strategy, or we are required to reject or restrict a transfer by the applicable Portfolio.
Great-West also reserves the right to discontinue or substitute any Portfolio as an investment option that is available under the Contract.
For additional information about Investments, see “ADDITION, DELETION, OR SUBSTITUTION OF SUB-ACCOUNTS”,”GUARANTEED LIFETIME WITHDRAWAL BENEFIT”,”TRANSFERS”, and “MARKET TIMING AND EXCESSIVE TRADING” in the Prospectus.

RESTRICTIONS
Optional Benefits
Excess Withdrawals will reduce your Covered Fund Value and may reduce the value of your Benefit Base by an amount greater than the value withdrawn or result in termination of the Guaranteed Lifetime Withdrawal Benefit (“GLWB”). If you elect to have Consultant fees paid out of your Annuity Account Value, this deduction will reduce your Death Benefit and other guaranteed benefits and may be subject to federal and state income taxes and a 10% federal additional tax if you are younger than age 59½. If deductions of Consultant fees from Covered Fund(s) in the Income Segment exceed 1.5% of Covered Fund Value annually, the amount in excess of the 1.5% annual limit is considered an Excess Withdrawal, and may reduce or terminate your benefits under the GLWB Rider.
The GLWB Rider requires you to allocate Annuity Account Value to the Covered Funds available under the Income Segment. The number and type of Covered Funds are limited. If you fail to satisfy these investment requirements, we may terminate the benefit. In addition, if you transfer any amount from a Covered Fund to an investment option that is not a Covered Fund, you will be unable to make any transfers into a Covered Fund for at least 90 calendar days.
If you annuitize your Contract before Installments under the GLWB Rider have begun, the entire Annuity Account Value will be annuitized and any benefit under the Rider will terminate.
Great-West reserves the right to refuse to accept additional GLWB Rider Contributions to the Covered Fund(s).
The Benefit Base may not exceed $5 million.
For additional information about the optional benefits, see “GUARANTEED LIFETIME WITHDRAWAL BENEFIT” and “DEDUCTIONS TO PAY CONSULTANT FEES” in the Prospectus.

TAXES
Tax Implications
You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract.
There is no additional tax benefit to the investor if the Contract is purchased through a tax-qualified plan or individual retirement account (IRA).
Withdrawals will be taxed at ordinary income tax rates, and may be subject to tax penalties if you take a withdrawal before age 59½. If you elect to have Consultant fees paid out of your Annuity Account Value, this deduction will reduce your Death Benefit and other guaranteed benefits and may be subject to federal and state income taxes and a 10% federal penalty tax if you are younger than age 59½.
For additional information about tax implications, see “DEDUCTIONS TO PAY CONSULTANT FEES,” “TAX CONSEQUENCES OF WITHDRAWALS,” and “TAXATION OF ANNUITIES IN GENERAL” in the Prospectus.

CONFLICTS OF INTEREST
Investment Professional Compensation
Some investment professionals have received compensation for promoting and selling this Contract to you in the form of marketing allowances, promotional incentives, cash, and other compensation. Some investment professionals continue to receive Consultant fees based on Annuity Account Value under the Contract. These investment professionals may have a financial incentive to continue to recommend investment in the Contract over another investment.
For additional information about compensation, see “DISTRIBUTION OF THE CONTRACTS” in the Prospectus.

Exchanges	Some investment professionals may have a financial incentive to offer you a new contract in place of the one you own. You should only exchange your current Contract if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing Contract.

Overview of the Variable Annuity Contract
Purpose of the Contract
The Smart Track Advisor Variable Annuity is an individual flexible premium variable annuity that provides a Death Benefit. The Contract is designed to help you invest on a tax-deferred basis, meet long-term financial goals, or plan for your retirement. You can accumulate assets by investing money in the Contract’s variable investment options (the Sub-Accounts) and then later convert those accumulated assets into a stream of guaranteed income payments from us. In the event of your death before annuity payouts begin, we will pay a Death Benefit to your Beneficiaries based on one of two Death Benefit Options available under the Contract. The performance of your Annuity Account Value will vary with the investment performance of the Portfolios corresponding to the Sub-Accounts you select. An optional Guaranteed Lifetime Withdrawal Benefit (“GLWB”) Rider is available any business day prior to your 86th birthday, and is designed to help you achieve your financial goals and protect against certain financial risks.
If the Contract Owner elects to pay Consultant fees from Annuity Account Value, we will deduct the fee pro-rata from each Sub-Account in which the Contract Owner is invested (i.e., in the same proportion as the Contract Owner’s investment in the Sub-Account has to their Annutiy Account Value). If the Contract Owner allocated Annuity Account Value to either or both the Investment Segment and Income Segment, the deduction will reduce the Death Benefit, and may be subject to federal and state income taxes and a 10% federal additional tax. Where the deduction of Consultant fees from Covered Fund(s) in the Income Segment exceeds 1.5% of Cover Fund Value annually, the amount above the 1.5% annual limit will be considered an Excess Withdrawal which would reduce the Benefit Base and GAWs under the GLWB Rider. See “Deductions to Pay Consultant Fees” for more information.
This Contract may be appropriate for you if you have a long investment time horizon and the Contract’s terms and conditions are consistent with your financial goals. It is not intended for people whose liquidity needs require early or frequent withdrawals or for people who intend to frequently trade in the Contract’s Portfolios. You should consider your need for cash, time horizon for investment and financial goals before submitting an application to purchase the Contract. You may want to consult your financial or tax advisor.
Phases of the Contract
There are two phases of the Contract: the accumulation phase and the annuity phase. During the accumulation phase, you may allocate your money between the two strategies that comprise the Series Account: (1) the Investment Strategy and (2) the Income Strategy . When you make a Contribution to your Contract, you choose how your Contributions are allocated between the Portfolios in the Investment Strategy and the Covered Fund(s) in the Income Strategy. You may allocate all or a portion of Contributions to either Segment Strategy, and generally transfer all or part of your Annuity Account Value among and between the Sub-Accounts.
Investment Strategy. Under the Investment Strategy, you invest the money under your Contract in one or more available variable investment options to help you build assets on a tax-deferred basis. The available investment options include:
•
Portfolios. The Investment Strategy consists of a wide variety of Portfolios, allowing you to select among Sub-Accounts that invest in different asset classes and which utilize different investment advisers.

•
FFF Portfolios. The Sub-Accounts under the Investment Strategy investing in FFF Portfolios may be accessed with payment of an additional asset-based fee called the Fund Facilitation Fee.

Additional information about each Portfolio is provided in an appendix to this Prospectus. Please see Appendix A – Portfolios Available Under the Contract.
The amount of money you accumulate in the Investment Strategy depends (in part) on the performance of the investment options you choose. Your accumulated assets impact the value of your Contract’s benefits, including the Death Benefit and the amount available for withdrawal.
Under the Investment Strategy, you may choose to receive payouts through periodic withdrawals from the Investment Strategy Account Value or by electing to receive annuity payouts from your Contract. Electing to receive annuity payouts is referred to as “annuitizing” your Contract.
Income Strategy. If you choose to elect one of the Guaranteed Lifetime Withdrawal Benefit (“GLWB”) Riders, you must make an allocation or transfer to the Income Strategy. The Income Strategy consists of several Portfolios that we refer to as Covered Funds. Your accumulated assets in the Income Strategy impact the value of your GLWB Rider and Guaranteed Annual Withdrawals. You can make subsequent Contributions to the Income Strategy at any time before you begin receiving annuity payments. The Income Strategy consists of two phases: (1) the GLWB Accumulation Phase and (2) the Guaranteed Annual Withdrawal Phase.
•
GLWB Accumulation Phase. The GLWB Accumulation Phase begins when you make a GLWB election by investing money in a Covered Fund(s) under the Income Strategy. You may make additional Contributions to the Covered Fund(s) after your initial GLWB Rider Contribution, subject to restrictions. The GLWB Accumulation Phase ends when you elect to begin taking Guaranteed Annual Withdrawals.

•
Guaranteed Annual Withdrawal (“GAW”) Phase. When you are ready to receive GAWs under a GLWB Rider, you may elect to begin the GAW Phase. The GAW Phase cannot begin until all Covered Persons attain age 59½. At that time, you may elect to begin receiving Installments. Additional Contributions may be made during the GAW Phase; however, no additional Contributions may be made if you elect to annuitize your Contract.

Once you annuitize your Contract, you will receive a stream of income payments from us, but you will be unable to make additional Contributions or take withdrawals, other than your annuity payouts. If you elect to annuitize your Contract, the entire Annuity Account Value will be annuitized at that time and any benefit under a GLWB Rider will terminate. However, if you have already initiated Installments under a GLWB Rider, only the Investment Strategy will be annuitized. Once Installments under aGLWB Rider have begun, the Income Strategy cannot be annuitized.
You decide when to annuitize your Contract, although there are restrictions on the earliest and latest times that your Contract may be annuitized. If you do not annuitize or surrender your Contract, your Contract will automatically be annuitized on your 99th birthday. You may also purchase an annuity payout option if your Investment Strategy Account Value meets the minimum requirement. There are a variety of annuity payout options from which you may choose, including payments for life or for a guaranteed period of years.
Contract Features
Accessing Your Money. You may withdraw money from your Contract at any time before the Annuity Payout Period. If you make a withdrawal, you may have to pay income taxes, including an additional tax if you are younger than age 59½. Withdrawals may negatively impact the value of your Contract’s benefits, and may cause the optional GLWB Rider to terminate.
Tax Treatment. You can transfer money between investment options without tax implications, and earnings (if any) on your investments are generally tax-deferred. Earnings are generally not taxed until they are distributed, which may occur when making a withdrawal, upon receiving an annuity payout, or upon payment of the Death Benefit.
Optional Benefits. You may be able to elect (or may have elected) the optional GLWB Rider under the Contract for an additional fee. The GLWB Rider may not be available through all financial intermediaries. The GLWB Rider can be elected at any time before your 86th birthday. The GLWB Rider option is designed to provide a guaranteed income stream that may last as long as you live.
Death Benefits. If you die before the Annuity Commencement Date, we will pay the Death Benefit to your Beneficiary or Beneficiaries. The amount distributed will depend on which of the two Death Benefit Options you select. The Contract offers a choice of two Death Benefit Options: Death Benefit Option 1 and Death Benefit Option 2.
•
Death Benefit Option 1. The Death Benefit is your Annuity Account Value minus any Premium Tax. This Death Benefit is the default Death Benefit offered by the Contract.

•
Death Benefit Option 2. The Death Benefit is the greater of  (1) your Annuity Account Value, minus any Premium Tax or (2) the sum of all Contributions, minus the proportionate impact of partial withdrawals, distributions and Premium Tax, if any. This Death Benefit is offered only through an endorsement to the Contract.

Additional Services and Features.
•
Dollar Cost Averaging. This program allows for systematic transfers from any Investment Segment Sub-Account to any other open Sub-Account in either the Investment Segment or the Income Segment.

•
Rebalancer. This feature allows you to automatically reallocate your Investment Segment Account Value to maintain your desired Sub-Account allocation.

•
Automatic Bank Draft Program. This feature allows you to make automatic periodic Contributions. Contributions will be withdrawn from an account you specify and automatically credited to your Annuity Account.

•
Periodic Withdrawals. You may Request that all or part of the Investment Segment Account Value be applied to a periodic withdrawal option. If you choose to receive payouts from your Contract through periodic withdrawals, you may select from a variety of payout options.

FEE TABLES
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The fees and expenses in the tables do not reflect any Consultant fees paid from Annuity Account Value and if such fees were reflected, the fees and expenses would be higher. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options. New York does not currently impose Premium Taxes on variable annuities.

OWNER TRANSACTION EXPENSES
Maximum Transfer Fee (1)	$25

(1)
Currently, we do not charge a fee for transfers. We reserve the right to impose a Transfer Fee up to the stated amount for transfers in excess of 12 per year. Transfers made electronically using our website will not incur a Transfer Fee and will not count against your annual 12 free transfers per year.

The next table describes the fees and expenses that you will pay each year during the time that you own the Contract, not including Portfolio fees and expenses.If you choose to purchase an optional benefit, you will pay additional charges, as shown below.

ANNUAL CONTRACT EXPENSES
	Maximum	Current
Base Contract Expenses (% of average Annuity Account Value)(1)	0.40%	0.40%
Optional GLWB Rider Fees(2)	Maximum	Current
Optional Guaranteed Lifetime Withdrawal Benefit Riders (with charges assessed quarterly, as a percentage of the current Benefit Base)
Great-West Secure Income Plus GLWB Rider	2.25%	1.30%
Great-West Secure Income Max GLWB Rider	2.25%	1.20%
Great-West Secure Income Foundation GLWB Rider	1.50%	0.90%

(1)
The Base Contract Expenses include the Mortality and Expense Risk Charge, which is based on the Death Benefit you selected when you purchased your Contract. The table shows the highest charge, which is associated with Death Benefit Option 2: Guaranteed Minimum Death Benefit. The charge for Death Benefit Option 1: Return of Account Value Death Benefit is 0.20%. For more information, see the “Mortality and Expense Risk Charge” section of the Prospectus.

(2)
GLWB Rider Fees will not apply to your Contract if you do not elect a GLWB Rider. The maximum GLWB Rider Fee reflected in the Fee Table will not change; however, the current fee may be different depending on when you elect a GLWB Rider.

The next item shows the minimum and maximum total operating expenses charged by the Portfolios, before any waivers or reimbursements, that you may pay periodically during the time that you own the Contract. More detail concerning each Portfolio’s fees and expenses is contained in the prospectus for each Portfolio.
A complete list of Portfolios available under the Contract, including their annual expenses, may be found at the back of this Prospectus.

RANGE OF EXPENSES FOR THE FUNDS
Total Annual Portfolio Operating Expenses	Minimum	Maximum
(Expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)(1)(2)	0.12%	2.62%

(1)
Several of the Portfolios (the Great-West Profile Funds, the Great-West Lifetime Funds, and the Great-West Secure Foundation Balanced Fund) are “funds of funds” that invest substantially all of their assets in shares of other Great-West Funds, portfolios in the same group of investment companies as Great-West Funds, Inc., and portfolios of unaffiliated investment companies (the “Underlying Portfolios”). Because of this, the Great-West Profile Funds, Great-West Lifetime Funds, and Great-West Secure Foundation Balanced Fund also bear their pro rata share of the operating expenses of the Underlying Portfolios. The above minimum and maximum expenses include fees and expenses incurred indirectly by the Great-West Profile Funds, the Great-West Lifetime Funds, and Great-West Secure Foundation Balanced Fund as a result of their investment in shares of one or more Underlying Portfolios.

(2)
The Total Annual Portfolio Operating Expenses include the Fund Facilitation Fees charged for FFF Portfolios. See “Fund Faciliation Fee” for more information.

THE ABOVE EXPENSES FOR THE PORTFOLIOS WERE PROVIDED BY THE PORTFOLIOS. WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THIS INFORMATION PROVIDED BY UNAFFILIATED PORTFOLIOS.
Fee Examples
These Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Owner transaction expenses, Base Contract Expenses, any optional rider charges and Portfolio fees and expenses. These Examples do not reflect any Consultant fees paid to Consultants from Annuity Account Value or other assets of the Owner, and if such fees were reflected, costs would be higher.
Scenario 1: Income Strategy — Maximum Guarantee Benefit Fee Example. The Example below assumes that you invest $100,000 in the Income Strategy of the Contract (and nothing in the Investment Strategy) for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum M&E Charge, maximum Guarantee Benefit Fee and the maximum fees and expenses of any of the Portfolios in the Income Strategy. In addition, this Example assumes no premium taxes were deducted. If these arrangements were considered, the expenses shown would be higher. This Example also does not take into consideration any fee waiver or expense reimbursement arrangements of the Portfolios.
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If you retain your Contract, surrender your Contract, or annuitize your Contract at the end of the applicable time period:
1.
If you surrender your Contract at the end of the applicable time period

1 year	3 years	5 years	10 years
$3,880	$12,365	$21,901	$51,108

2.
If you annuitize at the end of the applicable time period or do not surrender

1 year	3 years	5 years	10 years
$3,880	$12,365	$21,901	$51,108
Scenario 2: Investment Strategy — Maximum M&E Charge Example. The Example below assumes that you invest $100,000 in the Investment Strategy of the Contract (and nothing in the Income Strategy) for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum M&E Charge and the maximum fees and expenses of any of the Portfolios in the Investment Strategy. For purposes of this example, we have assumed nothing is invested in Investment Strategy Sub-Accounts subject to the Fund Facilitation Fee. In addition, this Example assumes no premium taxes were deducted. If these arrangements were considered, the expenses shown would be higher. This Example also does not take into consideration any fee waiver or expense reimbursement arrangements of the Portfolios.
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
If you retain your Contract, surrender your Contract or annuitize your Contract at the end of the applicable time period:
1.
If you surrender your Contract at the end of the applicable time period

1 year	3 years	5 years	10 years
$2,930	$9,423	$16,841	$40,151

2.
If you annuitize at the end of the applicable time period or do not surrender

1 year	3 years	5 years	10 years
$2,930	$9,423	$16,841	$40,151
Scenario 3: Income Strategy — Current Guarantee Benefit Fee Example. The Example below assumes that you invest $100,000 in the Income Strategy of the Contract (and nothing in the Investment Strategy) for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum M&E Charge, highest current Guarantee Benefit Fee, and the maximum fees and expenses of any of the Portfolios in the Income Strategy. In addition, this Example assumes no premium taxes were deducted. If these arrangements were considered, the expenses shown would be higher. This Example also does not take into consideration any fee waiver or expense reimbursement arrangements of the Portfolios.
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
If you retain your Contract, surrender your Contract, or annuitize your Contract at the end of the applicable time period:
1.
If you surrender your Contract at the end of the applicable time period

1 year	3 years	5 years	10 years
$3,020	$9,704	$17,328	$41,229

2.
If you annuitize at the end of the applicable time period or do not surrender

1 year	3 years	5 years	10 years
$3,020	$9,704	$17,328	$41,229
Scenario 4: Investment Strategy — Maximum Fund Facilitation Fee Example. The Example below assumes that you invest $100,000 in the Investment Strategy FFF Portfolio Sub-Accounts (and nothing in the Income Strategy or in any Investment Strategy Sub-Account that does not require payment of the Fund Facilitation Fee) for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum Fund Facilitation Fee, maximum M&E Charge, and the maximum fees and expenses of any of the FFF Portfolios in the Investment Strategy. In addition, this Example assumes no premium taxes were deducted. If these arrangements were considered, the expenses shown would be higher. This Example also does not take into consideration any fee waiver or expense reimbursement arrangements of the Portfolios. For additional information, see “Fund Facilitation Fee” below.
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
If you retain your Contract, surrender your Contract, or annuitize your Contract at the end of the applicable time period:
1.
If you surrender your Contract at the end of the applicable time period

1 year	3 years	5 years	10 years
$1,250	$4,085	$7,418	$18,385

2.
If you annuitize at the end of the applicable time period or do not surrender

1 year	3 years	5 years	10 years
$1,250	$4,085	$7,418	$18,385
These Examples do not show the effect of premium taxes. Premium taxes (currently 0% given the total mix of Great-West’s business in New York) are deducted from Annuity Account Value upon full surrender, death, or annuitization. These Examples also do not include any of the taxes or penalties you may be required to pay if you surrender your Contract, nor do they include the impact of Transfer fees should Great-West in the future exercise its right to impose such fees.
The fee tables and example should not be considered a representation of past or future expenses and charges of the Sub-Accounts. Your actual expenses may be greater or less than those shown. Similarly, the 5% annual rate of return assumed in the example is not an estimate or a guarantee of future investment performance. See “Charges and Deductions” below.

PRINCIPAL RISKS OF INVESTING IN THE CONTRACT
Risk of Loss. Variable annuities involve risks, including possible loss of principal. Your losses could be significant. You bear the risk of any decline in the Annuity Account Value resulting from the performance of the investment options you have chosen. This Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank. This Contract is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.
Short-Term Investment Risk. This Contract is not designed for short-term investing and may not be appropriate for an investor who needs ready access to cash. If you plan to withdraw money or surrender the Contract for short-term needs, the Contract may not be right for you. The benefits of tax deferral, long-term income, and optional benefit protections mean that this Contract is more beneficial to investors with a long time horizon.
Withdrawal Risk. You should carefully consider the risks associated with withdrawals under the Contract. If you make a withdrawal prior to age 59½, there may be adverse tax consequences, including a 10% IRS additional tax. A withdrawal may reduce the value of your standard and optional benefits. For instance, a withdrawal will reduce the value of the Death Benefit. In addition, an Excess Withdrawal may reduce the value of a GLWB Rider by an amount greater than the amount withdrawn and could result in termination of the benefit. A surrender will result in the termination of your Contract. Partial withdrawals or surrenders from the Contract are not permitted after annuity payouts begin. If you elect to have Consultant fees paid out of your Annuity Account Value, this deduction will reduce your Death Benefit and other guaranteed benefits and may be subject to federal and state income taxes and a 10% federal additional tax if you are younger than age 59½. If deductions of Consultant fees from Covered Fund(s) in the Income Strategy exceed 1.5% of Covered Fund Value annually, the amount in excess of the 1.5% annual limit is considered an Excess Withdrawal, and may reduce or terminate your benefits under a GLWB Rider. See “Deductions to Pay Consultant Fees” and “Taxation of Annuities in General” for more information.
Selection Risk. The GLWB Riders available under the Contract were designed for different financial goals and to protect against different financial risks. There is a risk that you may not choose, or may not have chosen, the benefit that is best suited for you based on your present or future needs and circumstances, and that the benefits that are more suited for you (if any) may not be available. In addition, if you elect a GLWB Rider and do not use it, you will have paid for a benefit that did not provide a financial return. There is also a risk that any financial return of a GLWB Rider, if any, will ultimately be less than the amount you paid for the benefit.
Investment Requirements Risk. If you elect a GLWB Rider, you will be subject to investment requirements that require you to allocate Annuity Account Value to the Covered Funds available under the Income Strategy. We may terminate your optional benefit if you fail to satisfy such investment requirements. We limit the number and type of Covered Funds available to you under the Income Strategy and limit your ability to take certain actions under the Contract. These investment requirements are designed to reduce our risk that we will have to make payments to you from our own assets. In turn, they may also limit the potential growth of your Annuity Account Value and the potential growth of your benefits. This may conflict with your personal investment objectives.
Contribution Risk. Your ability to make subsequent Contributions is subject to restrictions. We reserve the right to refuse any Contribution, to further limit your ability to make subsequent Contributions, and require our prior approval before accepting Contributions. There is no guarantee that you will always be permitted to make Contributions.
Consultant Fee Risk. If the Contract Owner elected to pay Consultant fees from Annuity Account Value, we will deduct the fee pro-rata from each Sub-Account in which the Contract Owner is invested (i.e., in the same proportion that the Contract Owner’s investment in the Sub-Account has to their Annuity Account Value). If the Contract Owner allocated Annuity Account Value to either or both the Investment Strategy and Income Strategy, the deduction will reduce the Death Benefit, and may be subject to federal and state income taxes and a 10% federal penalty tax. Where the deduction of Consultant fees from Covered Fund(s) in the Income Strategy exceeds 1.5% of Covered Fund value annually, the amount above the 1.5% annual limit will be considered an Excess Withdrawal which would reduce the Benefit Base and GAWs under a GLWB Rider. See “Deductions to Pay Consultant Fees” and “Taxation of Annuities in General” for more information.
Financial Strength and Claims-Paying Ability Risk. All guarantees under the Contract that are paid from our general account are subject to our financial strength and claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you.
Cyber Security Risks. Because our variable annuity contract business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages and susceptible to operational and information security risks resulting from information system failures (e.g., hardware and software malfunctions), cyber-attacks, and similar incidents or events. These risks include, among other things, the theft, loss, misuse, corruption, and destruction of data maintained online or digitally, denial of service on our website and other operational disruption, unauthorized access to or release of confidential Owner information, and unintentional events and occurrences. Such system failures, cyber-attacks, and similar incidents or events affecting us, the Portfolios or Covered Funds, intermediaries and other affiliated or third-party service providers or business partners may adversely affect us and your Annuity Account Value. For instance, system failures, cyber-attacks, and similar incidents or events may interfere with our processing of Contract transactions, including the processing of Transfer Requests, impact our ability to calculate Accumulation Unit values, cause the release, loss, and possible destruction of confidential Owner or business information, impede order processing, subject us and/or our service providers, intermediaries, and business partners to regulatory inquiries and proceedings (possibly resulting in fines and/or penalties), litigation, financial losses and other costs, and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Portfolios or Covered Funds invest, which may cause the Portfolios or Covered Funds underlying your Contract to lose value. In addition, the risk of cyber-attacks may be higher during periods of geopolitical turmoil (such as the Russian invasion of Ukraine and the responses by the United States and other governments). The constant change in technologies and increased sophistication and activities of hackers and others continue to pose new and significant cybersecurity threats. While there can be no assurance that we, the Portfolios or Covered Funds, or our service providers or business partners will avoid these risks at all times or avoid losses affecting your Contract due to cyber-attacks, information security breaches, or similar incidents or events in the future, we take reasonable steps to mitigate these risks and secure our systems from such risks.
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK
Great-West (formerly known as First Great-West Life & Annuity Insurance Company, and prior to that as Canada Life Insurance Company of New York (“CLNY”)) is a stock life insurance company incorporated under the laws of the State of New York on June 7, 1971. We operate in two business segments: (1) employee benefits (life, health, and 401(k) products for group clients); and (2) financial services (savings products for both public and non-profit employers and individuals, and life insurance products for individuals and businesses). We are licensed to do business in New York and our Home Office is located at 370 Lexington Avenue, Suite 703, New York, New York 10017.
We are a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), a life insurance company domiciled in Colorado. GWL&A is a direct wholly-owned subsidiary of GWL&A Financial Inc. (“GWL&A Financial”), a Delaware holding company. GWL&A Financial is a direct wholly-owned subsidiary of Great-West Lifeco U.S. LLC. (“Lifeco U.S.”) and an indirect wholly-owned subsidiary of Great-West Lifeco Inc. (“Lifeco”), a Canadian holding company. Lifeco operates in the United States primarily through the Company and through Putnam Investments, LLC (“Putnam”), and in Canada and Europe through The Canada Life Assurance Company (“CLAC”) and Irish Life Group Limited and their respective subsidiaries. Lifeco is a subsidiary of Power Financial Corporation (“Power Financial”), a Canadian holding company with substantial interests in the financial services industry. Power Corporation of Canada (“Power Corporation”), a Canadian holding and management company, has voting control of Power Financial. The Desmarais Family Residuary Trust, through a group of private holding companies that it controls, has voting control of Power Corporation.
The shares of Lifeco and Power Corporation are traded publicly in Canada on the Toronto Stock Exchange.
Effective December 31, 2005, First Great-West Life & Annuity Insurance Company (“First Great-West”), a stock life insurance company incorporated under the laws of the State of New York on April 9, 1996, was merged with and into CLNY. Upon the merger, CLNY became the surviving entity under New York corporate law and was renamed First Great-West Life & Annuity Insurance Company. As the surviving corporation in the merger, CLNY assumed legal ownership of all of the assets of First Great-West, including the Series Account, and it became directly liable for First Great-West’s liabilities and obligations, including those with respect to other variable annuity contracts supported by the Series Account. Effective September 24, 2012, First Great-West Life & Annuity Insurance Company was then renamed Great-West Life & Annuity Insurance Company of New York.
On June 3, 2019, GWL&A entered into an indemnity reinsurance agreement (the “Agreement”) with Protective Life Insurance Company (“Protective”) to indemnify and reinsure the obligations of Great-West under substantially all of its non-participating individual life insurance and annuity business and group life and health business, including this Contract.
Under the Agreement, as of October 5, 2020, Protective provides administration and customer service for this Contract in accordance with its terms and contidions. Great-West will continue its present role as the issuer of your Contract and will remain responsible for the administration and customer service of the Contract. All of your rights and benefits under your Contract and Great-West’s obligations under the Contract remain unchanged.
The Series Account
We established the Series Account in accordance with New York law on September 23, 1989.

The Series Account is registered with the SEC under the 1940 Act as a unit investment trust. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment practices or policies of the Series Account.
We own the assets of the Series Account. The income, gains or losses, realized or unrealized, from assets allocated to the Series Account are credited to or charged against the Series Account without regard to our other income, gains or losses.
We will at all times maintain assets in the Series Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts and other of our variable insurance products participating in the Series Account. Those assets may not be charged with our liabilities from our other businesses. Our obligations under the Contracts and other products are, however, our general corporate obligations.
In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including Series Account assets that are treated as company assets under applicable income tax law. These benefits, which reduce our overall corporate income tax liability, may include dividends received deductions and foreign tax credits which can be material. We do not pass these benefits through to the Series Account or our other separate accounts, principally because: (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the Series Account receives; and (ii) under applicable income tax law, Owners are not the owners of the assets generating the benefits.
Your Contributions under the Contract are held in the Series Account. The Series Account is divided into several Sub-Accounts. Each Sub-Account invests exclusively in shares of a corresponding investment portfolio of a registered investment company (commonly known as a mutual fund). We may in the future add new Sub-Accounts or delete existing Sub-Accounts. The income, gains or losses, realized or unrealized, from assets allocated to each Sub-Account are credited to or charged against that Sub-Account without regard to the other income, gains or losses of the other Sub-Accounts. All amounts allocated to a Sub-Account will be fully invested in Portfolio shares.
We hold the assets of the Series Account. We keep those assets physically segregated and held separate and apart from our general account assets. We maintain records of all purchases and redemptions of shares of the Portfolios.
All guarantees are subject to the claims paying ability of Great-West. These guarantees include any payments we are required to make under the GLWB Riders in the GLWB Settlement Phase and Guaranteed Minimum Death Benefit proceeds that are paid from our general account assets. The assets of our general account are subject to the claims of our creditors.
The Portfolios
The Contract offers a number of investment options, corresponding to the Sub-Accounts. Each Sub-Account invests in a single Portfolio. Each Portfolio is a separate mutual fund registered under the 1940 Act.The currently available Portfolios, their investment types, advisers and sub-advisers, current expenses, and past performance are summarized in the chart located in Appendix A: Portfolios Available Under the Contract. More comprehensive information, including a discussion of potential risks, is found in the current prospectuses for the Portfolios. You should read the Portfolios’ prospectuses in connection with this Prospectus. You may obtain a copy of the Portfolios’ prospectuses without charge by Request. If you received a summary prospectus for a Portfolio, please follow the directions on the first page of the summary prospectus to obtain a copy of that Portfolio’s prospectus.
Each Portfolio:
•
holds its assets separately from the assets of the other Portfolios;

•
has its own distinct investment objectives and policies; and

•
operates as a separate investment fund.

The income, gains and losses of one Portfolio generally have no effect on the investment performance of any other Portfolio.
The Portfolios are not available to the general public directly. The Portfolios are only available as investment options in variable annuity contracts or variable life insurance policies issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans. Not all Portfolios or Covered Funds will be available at all times or through all financial intermediaries. You should speak with your financial advisor about the Portfolios and Covered Funds available to you.
Some of the Portfolios have been established by investment advisers that manage publicly available mutual funds having similar names and investment objectives. While some of the Portfolios may be similar to, and may in fact be modeled after publicly available mutual funds, you should understand that the Portfolios are not otherwise directly related to any publicly available mutual fund. Consequently, the investment performance of publicly available mutual funds and any corresponding Portfolios may differ.
Payments We Receive.
Some of the Portfolios’ investment advisers or affiliates may compensate us for providing the administrative, recordkeeping and reporting services they would normally be required to provide for individual shareholders or cost savings experienced by the investment advisers or affiliates of the Portfolios. Such compensation is typically a percentage of Series Account assets invested in the relevant Portfolio and generally may range up to 0.35% of net assets. Prior to October 5, 2020, GWFS Equities, Inc. (“GWFS”), a wholly-owned subsidiary of GWL&A and an affiliate of Great-West, was the principal underwriter and distributor of the Contracts. Effective October 5, 2020, Investment Distributors, Inc. (“IDI”) became principal underwriter. IDI is a subsidiary of Protective Life Corporation (“PLC”), the parent of Protective. IDI and GWFS may also receive Rule 12b-1 fees (ranging up to 0.25%) directly from certain Portfolios for providing distribution related services related to shares of Portfolios offered in connection with a Rule 12b-1 plan. If GWFS or IDI receives 12b-1 fees, combined compensation for administrative and distribution related services generally ranges up to 0.60% annually of Series Account assets invested in a Portfolio.
Such payments and fees create an incentive for us to offer Portfolios (or classes of shares of Portfolios) for which such payments and fees are available to us. We consider such payments and fees, among other things, when deciding to include a Portfolio (or class of shares of a Portfolio) as an investment option under the Contract. Other available investment portfolios (or other available classes of shares of the Portfolios) may have lower fees and better overall investment performance than the Portfolios (or classes of shares of the Portfolios) offered under the Contract.
If you purchased the Contract through a Consultant, broker-dealer, or other financial intermediary (such as a bank), the Portfolios and their related companies may pay the intermediary for services provided with regard to the sale of Portfolio shares to the Sub-Accounts under the Contract. The amount and/or structure of the compensation can possibly create a conflict of interest as it may influence the broker-dealer or other intermediary and your Consultant to present this Contract (and certain Sub-Accounts under the Contract) over other investment alternatives. The variations in compensation, however, may also reflect differences in sales effort or ongoing customer services expected of the broker-dealer or other intermediary or your Consultant. You may ask your Consultant about variations and how he or she and his or her broker-dealer are compensated for selling the Contract or visit your financial intermediary’s website for more information.
Meeting Investment Objectives
Meeting investment objectives depends on various factors, including, but not limited to, how well the Portfolio managers anticipate changing economic and market conditions. There is no guarantee that any of these Portfolios will achieve their stated objectives.
Where to Find More Information About the Portfolios
Additional information about the investment objectives and policies of all the Portfolios and the investment advisory and administrative services and charges can be found in the current prospectuses of the Portfolios, which can be obtained from the Retirement Resource Operations Center. You may also visit www.protective.com/eprospectus.
You should read the Portfolios’ prospectuses carefully before making any decision concerning the allocation of Contributions to, or Transfers among, the Sub-Accounts.
Addition, Deletion or Substitution of Sub-Accounts
Great-West selects the Portfolios offered through the Contract based on several criteria, including but not limited to asset class coverage, brand recognition, the reputation and tenure of the adviser or sub-adviser, expenses, performance, marketing, availability, investment conditions, and the qualifications of each investment company. Another factor we consider is whether the Portfolio or an affiliate of the Portfolio will compensate Great-West for providing certain administrative, marketing, or support services that would otherwise be provided by the Portfolio, its investment adviser, or its distributor. For more information on such compensation, see “Payments We Receive” above. When we develop and offer a variable annuity product in cooperation with a fund family or a distributor, Great-West will generally include Portfolios based on recommendations made by the fund family or the distributor, whose selection criteria may differ from our own. We have selected Portfolios of the Great-West Funds at least in part because they are managed by our directly owned subsidiary.
Great-West does not control the Portfolios and cannot guarantee that any of the Portfolios will always be available for allocation of Contributions or Transfers. We retain the right to make changes in the Series Account and in its investments, including the right to establish new Sub-Accounts or to eliminate existing Sub-Accounts.

Great-West periodically reviews each Portfolio and reserves the right to discontinue the offering of any Portfolio if we determine the Portfolio no longer meets one or more of the criteria, or if the Portfolio has not attracted significant allocations. If a Portfolio is discontinued, we may substitute shares of another Portfolio or shares of another investment company for the discontinued Portfolio’s shares. Any share substitution will comply with the requirements of the 1940 Act. If you are contributing to a Sub-Account corresponding to a Portfolio that is being discontinued, you will be given notice prior to the Portfolio’s elimination. Before a Sub-Account is eliminated, we will notify you and request that you reallocate the amounts invested in the Sub-Account to be eliminated.
Application and Initial Contributions
The discussion of application and initial Contributions is provided for informational purposes only. Effective December 14, 2020, this Contract is no longer issued to new purchasers.
The first step to purchasing the Contract is to complete your Contract application and submit it with your initial minimum Contribution of  $10,000. You can make initial Contributions by check (payable to Great-West), by transferring amounts from an eligible brokerage account, or by other method approved by Great-West. You also may purchase the Contract through a 1035 Exchange provided that the contract you are exchanging for the Great-West Smart Track® Advisor Variable Annuity has a cash value of at least $10,000. You also may purchase the Contract through a rollover of assets from certain qualified retirement plans or IRAs, or as a beneficiary of an inherited IRA, provided the rollover amount or inherited amount is at least $10,000.
The Contract application and any initial Contributions made by check should be sent to the Retirement Resource Operations Center.
If your application is complete, your Contract will be issued and your Contribution will be credited within two Business Days after receipt by Great-West. Acceptance is subject to sufficient information in a form acceptable to us. We reserve the right to reject any application or Contribution.
If your application is incomplete, we will contact you by telephone or email to obtain the required information. If the information necessary to complete your application is not received within five Business Days, we will return to you both your check and the application. If you provide consent we will retain the initial Contribution and credit it as soon as we have completed your application.
Great-West reserves the right to lower the minimum initial Contribution.
Right to Cancel Period
During the 10 day right to cancel period, you may cancel your Contract. If you exercise your right to cancel, you must return the Contract to Great-West or to the representative from whom you purchased it. The Contract will be void from the start and Great-West will refund your Annuity Account Value plus fees and charges as of the Transaction Date the Request for cancellation is received. If the Contract is issued as a replacement of existing life insurance or annuity coverage, the right to cancel period is extended to 60 days from the date of receiving it. During the right to cancel period, Contributions will be allocated to the Sub-Accounts you select on your application, and you may change your Sub-Account allocations and your allocation percentages. We will refund your Annuity Account Value, plus any charges and fees, as of the Transaction Date we received your Request for cancellation. This amount may be higher or lower than your Contributions depending on the investment performance, which means you bear the investment risk until we receive your Contract and notice of cancellation.
After the right to cancel period, we allocate Contributions to the Annuity Account in the proportion Requested by the Owner. If there are no allocation instructions accompanying a subsequent Contribution, then allocations will be made in accordance with the standing allocation instructions you provided with your application. Allocations will be effective upon the Transaction Date.
Subsequent Contributions
Once your application is complete and we have received your initial Contribution, you can make subsequent Contributions to the Investment Strategy or the Income Strategy at any time prior to the Annuity Commencement Date, as long as the Annuitant is living. (Subsequent Contributions to the Income Strategy may be permitted during the GAW Phase, depending on the terms of your GLWB Rider. See “Guaranteed Lifetime Withdrawal Benefit, Subsequent Contributions to Your Covered Fund(s)” below). Additional Contributions must be at least $500 (or $100, if made via an Automatic Bank Draft Plan, if available). Total Contributions may exceed $1,000,000 only with our prior approval.
You can make subsequent Contributions by check, Automatic Bank Draft Plan (if available), transfers from your brokerage account or other method approved by Great-West. If you make subsequent Contributions by check, your check should be payable to Great-West.

You will receive a confirmation of each Contribution you make upon its acceptance. Subsequent Contributions are credited the day they are received in the Retirement Resource Operations Center at Great-West if they are received on a Business Day. Subsequent Contributions received on non-Business Days will be credited the next Business Day.
If you cancel a purchase payment or if your check is returned due to insufficient funds, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of any decline in the value of the canceled purchase. We reserve the right to refrain from allocating Contributions to your selected Sub-Accounts until your bank notifies us that your check has cleared.
Great-West reserves the right to cease accepting Contributions at any time at its discretion, as well as the right to modify the limitations set forth in this section.
Annuity Account Value
Before the Annuity Commencement Date, the value of your Contract is the Annuity Account Value, which, before your Annuity Commencement Date, is the total dollar amount of all Accumulation Units credited to you for each Sub-Account. Initially, the value of each Accumulation Unit was set at $10.00.
Each Sub-Account’s value prior to the Payout Election Date is equal to:
•
Contributions allocated to the corresponding Sub-Account;

•
plus or minus any increase or decrease in the value of the assets of the Sub-Account due to investment results;

•
minus the daily M&E Charge;

•
minus any quarterly Guarantee Benefit Fee;

•
minus any Consultant fee;

•
minus any daily Fund Facilitation Fee; and

•
minus any withdrawals or Transfers from the Sub-Account.

The value of a Sub-Account’s assets is determined at the end of each day that the New York Stock Exchange is open for regular business (a valuation date). A valuation period is the period between successive valuation dates. It begins at the close of the New York Stock Exchange (generally 4:00 p.m. ET) on each valuation date and ends at the close of the New York Stock Exchange on the next succeeding valuation date.
The Annuity Account Value is expected to change from valuation period to valuation period, reflecting the investment experience of the selected Sub-Account(s), as well as the deductions for applicable charges, including any Consultant fees.
Upon allocating Contributions to a Sub-Account you will be credited with variable Accumulation Units in that Sub-Account. The number of Accumulation Units you will be credited is determined by dividing the portion of each Contribution allocated to the Sub-Account by the value of an Accumulation Unit. The value of the Accumulation Unit is determined and credited at the end of the valuation period during which the Contribution was received.
Each Sub-Account’s Accumulation Unit value is established at the end of each valuation period. It is calculated by multiplying the value of that unit at the end of the prior valuation period by the Sub-Account’s Net Investment Factor for the valuation period. The formula used to calculate the Net Investment Factor is as follows:
The Net Investment Factor is determined by dividing (1) by (2), and subtracting (3), and subtracting (4) from the result where:
1.
is the net result of:

a.
the net asset value per share of the Portfolio shares determined as of the end of the current Valuation Period, plus

b.
the per share amount of any dividend (or, if applicable, capital gain distributions) made by the Portfolio on shares if the “ex-dividend” date occurs during the current Valuation Period, plus or minus

c.
a per unit charge or credit for any taxes incurred by or provided for in the Sub-Account, which is determined by Great-West to have resulted from the investment operations of the Sub-Account, and

2.
is the result of:

a.
the net asset value per share of the Portfolio shares determined as of the end of the immediately preceding Valuation Period; plus or minus

b.
the per unit charge or credit for any taxes incurred by or reserved for in the Sub-Account for the immediately preceding Valuation Period; and

3.
is an amount representing the M&E Charge deducted from each Sub-Account on a daily basis. Such amount is equal to 0.20% if you have selected Death Benefit Option 1 or 0.40% if you have selected Death Benefit Option 2; and

4.
is an amount representing the Fund Facilitation Fee deducted from each FFF Portfolio Sub-Account on a daily basis. Such amount is equal to 0.00% if you have not invested in the FFF Portfolio Sub-Accounts, or 0.35% if you have invested in the FFF Portfolio Sub-Accounts.

The Net Investment Factor may be greater than, less than, or equal to one. Therefore, the Accumulation Unit value may increase, decrease, or remain unchanged.
The net asset value per share referred to in paragraphs (1)(a) and (2)(a) above, reflects the investment performance of the Portfolio as well as the payment of Portfolio expenses.
Transfers
While your Contract is in force, and subject to the terms of a GLWB Rider, if applicable, you may Transfer all or part of your Annuity Account Value among and between the Sub-Accounts by telephone, in writing by sending a Request to the Retirement Resource Operations Center, or through the Internet at www.variableannuities.greatwest.com. Incoming Transfers to closed Sub-Accounts are not permitted.
Your Request must specify:
•
the amounts being Transferred;

•
the Sub-Account(s) from which the Transfer is to be made; and

•
the Sub-Account(s) that will receive the Transfer.

Currently, there is no limit on the number of Transfers you can make among the Sub-Accounts during any calendar year. However, we reserve the right to limit the number of Transfers you make. Also, there is currently no charge for Transfers. We reserve the right to impose such a charge in the future. If we choose to exercise these rights, we will notify you by sending you a supplement to this Prospectus, in accordance with all applicable regulations.
A Transfer generally will be effective on the date the Retirement Resource Operations Center receives the Request for Transfer if received before 4:00 p.m. ET on a Business Day. Any Transfer Request received after 4:00 p.m. ET becomes effective on the following Business Day. Under current tax law, there will not be any tax liability to you if you make a Transfer.
Transfers involving the Sub-Accounts will result in the purchase and/or cancellation of Accumulation Units having a total value equal to the dollar amount being transferred. The purchase and/or cancellation of such units is made using the value of the Sub-Accounts as of the end of the valuation date on which the Transfer is effective.
Sub-Accounts investing in certain Investment Strategy Portfolios (the FFF Portfolios) may only be accessed with payment of an additional asset-based fee called the Fund Facilitation Fee. For more information see “Fund Facilitation Fee” below.
Market Timing and Excessive Trading
Limitations on frequent Transfers, including “market timing” Transfers.
Frequent Transfers may involve an effort to take advantage of the possibility of a lag between a change in the value of an underlying Portfolio’s securities and the reflection of that change in the Portfolio’s share price. This strategy, sometimes referred to as “market timing,” involves an attempt to buy shares of a Portfolio at a price that does not reflect the current market value of the securities of the Portfolio, and then to realize a profit when the Portfolio shares are sold the next valuation date or thereafter.
When you make a Transfer Request among the Portfolios, your request triggers the purchase and redemption of Portfolio shares. Frequent Transfers cause frequent purchases and redemptions of Portfolio shares. Frequent purchases and redemptions of Portfolio shares can cause adverse effects for a Portfolio, Portfolio shareholders, the Sub-Account, other Owners, Beneficiaries, Annuitants, or owners of other variable annuity contracts we issue that invest in the Sub-Account. Frequent Transfers can result in the following adverse effects:
•
Increased brokerage, trading and transaction costs;

•
Disruption of planned investment strategies;

•
Forced and unplanned liquidation and Portfolio turnover;

•
Lost opportunity costs; and

•
Large asset swings that decrease the Portfolio’s ability to provide maximum investment return to all Contract Owners.

In order to try to protect our Contract Owners and the Portfolios from the potential adverse effects of frequent Transfer activity, we have implemented certain market timing policies and procedures (the “Market Timing Procedures”). Our Market Timing Procedures are designed to detect and prevent frequent, short-term Transfer activity that may adversely affect the Portfolios, Portfolio shareholders, the Sub-Account, other Owners, Beneficiaries, Annuitants and owners of other variable annuity contracts we issue that invest in the Sub-Account. We discourage frequent Transfers of Annuity Account Value between the Sub-Accounts.
We monitor Transfer activity in the Contracts to identify frequent Transfer activity in any Contract. Our current Market Timing Procedures are intended to detect Transfer activity in which the Transfers exceed a certain dollar amount and a certain number of Transfers involving the same Portfolios within a specific time period. We regularly review transaction reports in an attempt to identify Transfers that exceed our established parameters. We do not include Transfers made pursuant to the dollar-cost averaging and Portfolio rebalancing programs when monitoring for frequent Transfer activity.
When we identify Transfer activity exceeding our established parameters in a Contract or group of Contracts that appear to be under common control, we suspend non-written methods of requesting Transfers for that Contract or group of Contracts. All Transfer Requests for the affected Contract or group of Contracts must be in writing. We notify the affected Owner(s) in writing of these restrictions.
In addition to our Market Timing Procedures, the Portfolios may have their own market timing policies and restrictions. While we reserve the right to enforce the Portfolios’ policies and procedures, Owners and other persons with interests under the Contracts should be aware that we may not have the contractual authority or the operational capacity to apply the market timing policies and procedures of the Portfolios, except that, under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Portfolio to restrict or prohibit further purchases or Transfers by specific Owners who violate the market timing policies established by the Portfolio.
Some of the Portfolios have reserved the right to temporarily or permanently refuse payments or Transfer Requests from us if, in the judgment of the Portfolio’s investment adviser, the Portfolio would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by law, we reserve the right to delay or refuse to honor a Transfer Request, or to reverse a Transfer at any time we are unable to purchase or redeem shares of any of the Portfolios because of the Portfolio’s refusal or restriction on purchases or redemptions. We will notify the Owner(s) of any refusal or restriction on a purchase or redemption by a Portfolio relating to that Contract Owner’s Transfer Request. Some Portfolios also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to implement, administer, and collect any redemption fees imposed by any of the Portfolios. You should read the prospectus of each Portfolio for more information about its ability to refuse or restrict purchases or redemptions of its shares, which may be more or less restrictive than our Market Timing Procedures and those of other Portfolios, and to impose redemption fees.
We apply our Market Timing Procedures consistently to all Owners without special arrangement, waiver or exception. We reserve the right to change our Market Timing Procedures at any time without prior notice as we deem necessary or appropriate to better detect and deter potentially harmful frequent Transfer activity, to comply with state or federal regulatory requirements, or both. We may change our parameters to monitor for different dollar amounts, number of Transfers, time period of the Transfers, or any of these.
Owners seeking to engage in frequent Transfer activity may employ a variety of strategies to avoid detection. Our ability to detect and deter such Transfer activity is limited by operational systems and technological limitations.
Furthermore, the identification of Owners determined to be engaged in transfer activity that may adversely affect others involves judgments that are inherently subjective. Accordingly, despite our best efforts, we cannot guarantee that our Market Timing Procedures will detect or deter every potential market timer. In addition, because other insurance companies, retirement plans, or both may invest in the Portfolios, we cannot guarantee that the Portfolios will not suffer harm from frequent transfer activity in contracts or policies issued by other insurance companies or by retirement plan participants.
BENEFITS AVAILABLE UNDER THE CONTRACT
In addition to the Death Benefits and the GLWB Riders, other benefits are available under the Contract. The following table summarizes information about these other benefits.
Name of Benefit	Purpose	Is Benefit Standard or Optional?	Maximum Fee	Brief Description of Restrictions/Limitations
Rebalancer	Allows you to automatically reallocate your Investment Strategy Account Value to maintain your desired Sub-Account allocation.	Optional	N/A
•
Income Strategy Account Value is not eligible for this program.

•
Not available once annuity payouts have begun.

•
May not be used with dollar cost averaging.

•
We reserve the right to modify or terminate this program at any time.

Dollar Cost Averaging	Arranges for systematic transfers from any Investment Strategy Sub-Account to any other open Sub-Account in either the Investment Strategy or the Income Strategy.	Optional	N/A
•
Minimum amount that can be transferred is $100.

•
During the GAW Phase, dollar cost averaging transfers may not be made into the Income Strategy.

•
Not available once annuity payments have begun.

•
May not be used with Rebalancer.

•
We reserve the right to modify or terminate this program at any time.

Periodic Withdrawals	Allows periodic withdrawals from the Investment Strategy.	Optional	N/A
•
Only applies to Investment Strategy Account Value.

•
Minimum withdrawal amount is $100.

•
No additional Contributions may be made.

•
Periodic Withdrawal will cease if you purchase an annuity payout option.

•
We may limit the number of times you may restart a periodic withdrawal program.

•
Withdrawals may be subject to federal and state tax consequences.

•
Certain events will cause Periodic Withdrawals to end.

Name of Benefit	Purpose	Is Benefit Standard or Optional?	Maximum Fee	Brief Description of Restrictions/Limitations
Secure Income Plus GLWB Rider	Provides an annual withdrawal amount guaranteed for the life of the Covered Person(s) according to a fixed schedule that varies the GAW% with the age of the Covered Person(s), and provides for Accumulation Credits that increase the Benefit Base annually.	Optional	2.25% (as a percentage of the current Benefit Base)
•
May not be elected with any other GLWB Rider.

•
Covered Person(s) must be younger than age 86 on the Election Date.

•
Only applies to assets in the Covered Funds.

•
Deduction of Consultant fees may reduce the Benefit Base and GAWs.

•
Excess Withdrawals may significantly reduce or terminate the benefit.

•
Consultant fee deductions in excess of 1.5% of Covered Fund Value are Excess Withdrawals and will reduce the Benefit Base and GAWs. In any year in which there is an Excess Withdrawal, the Accumulation Credit will be zero.

•
Total Contributions to the Covered Funds may not exceed $1,000,000.

•
Minimum subsequent Contribution is $500 ($100 via Automatic Bank Draft Plan).

•
The Benefit Base may not exceed $5 million.

•
Covered Fund Value over $5 million is not used to calculate GAWs.

•
If a transfer is made from the Income Strategy to the Investment Strategy, no transfers may be made into a Covered Fund for at least 90 days.

•
Covered Person(s) must attain age 59½ to begin the GAW Phase.

•
Any election made by the Beneficiary after the Owner’s death is irrevocable.

•
Installments cannot be changed during the GLWB Settlement Phase.

•
Distributions and transfers are not permitted during the GLWB Settlement Phase.

•
Certain events will cause the Rider to terminate.

•
If you annuitize your Contract before Installments have begun, the entire Annuity Account Value will be annuitized and the benefit will terminate.

Name of Benefit	Purpose	Is Benefit Standard or Optional?	Maximum Fee	Brief Description of Restrictions/Limitations
Great‑West Secure Income Max GLWB Rider	Provides an annual withdrawal amount guaranteed for the life of the Covered Person(s) according to a fixed schedule that varies the GAW% with the age of the CoveredPerson(s) and, and provides for Distribution Credits that increase the GAW% for Rider Contributions aged 5 years or more.	Optional	2.25% (as a percentage of the current Benefit Base)
•
May not be elected with any other GLWB Rider.

•
Covered Person(s) must be younger than age 86 on the Election Date.

•
Only applies to assets in the Covered Funds.

•
Deduction of Consultant fees may reduce the Benefit Base and GAWs.

•
Excess Withdrawals may significantly reduce or terminate the benefit.

•
Consultant fee deductions in excess of 1.5% of Covered Fund Value are Excess Withdrawals and will reduce the Benefit Base and GAWs.

•
Total Contributions to the Covered Funds may not exceed $1,000,000.

•
Minimum subsequent Contribution is $500 ($100 via Automatic Bank Draft Plan).

•
The Benefit Base may not exceed $5 million.

•
Covered Fund Value over $5 million is not used to calculate GAWs.

•
If a transfer is made from the Income Strategy to the Investment Strategy, no transfers may be made into a Covered Fund for at least 90 days.

•
Covered Person(s) must attain age 59½ to begin the GAW Phase.

•
Any election made by the Beneficiary after the Owner’s death is irrevocable.

•
Installments cannot be changed during the GLWB Settlement Phase.

•
Distributions and transfers are not permitted during the GLWB Settlement Phase.

•
Certain events will cause the Rider to terminate.

•
If you annuitize your Contract before Installments have begun, the entire Annuity Account Value will be annuitized and the benefit will terminate.

Name of Benefit	Purpose	Is Benefit Standard or Optional?	Maximum Fee	Brief Description of Restrictions/Limitations
Great‑West Secure Income Foundation GLWB Rider	Provides an annual withdrawal amount guaranteed for the life of the Covered Person(s) according to a fixed schedule that varies the GAW% with the age of the Covered Person(s).	Optional	1.50% (as a percentage of the current Benefit Base)
•
May not be elected with any other GLWB Rider.

•
Covered Person(s) must be younger than age 86 on the Election Date.

•
Only applies to assets in the Covered Funds.

•
Deduction of Consultant fees may reduce the Benefit Base and GAWs.

•
Excess Withdrawals may significantly reduce or terminate the benefit.

•
Total Contributions to the Covered Funds may not exceed $1,000,000.

•
Minimum subsequent Contribution is $500 ($100 via Automatic Bank Draft Plan).

•
The Benefit Base may not exceed $5 million.

•
Covered Fund Value over $5 million is not used to calculate GAWs.

•
If a transfer is made from the Income Strategy to the Investment Strategy, no transfers may be made into a Covered Fund for at least 90 days.

•
Covered Person(s) must attain age 59½ to begin the GAW Phase.

•
Any election made by the Beneficiary after the Owner’s death is irrevocable.

•
Installments cannot be changed during the GLWB Settlement Phase.

•
Distributions and transfers are not permitted during the GLWB Settlement Phase.

•
No subsequent transfers or Contributions may be made into the GLWB for at least 90 days after Rider termination.

•
Certain events will cause the Rider to terminate.

Automatic Custom Transfers
Dollar Cost Averaging
You may arrange for systematic Transfers from any Investment Strategy Sub-Account to any other open Sub-Account in either the Investment Strategy or the Income Strategy. These systematic Transfers may be used to Transfer values from the Great-West Government Money Market Sub-Account to other Sub-Accounts as part of a dollar cost averaging strategy. Dollar cost averaging allows you to buy more units when the price is low and fewer units when the price is high. Over time, your average cost per unit may be more or less than if you invested all your money at one time. However, dollar cost averaging does not assure a greater profit, or any profit, and will not prevent or necessarily alleviate losses in a declining market. There is no charge for participating in Dollar Cost Averaging; however, you will be charged a

Fund Facilitation Fee if you make an allocation to Sub-Accounts investing in certain Investment Strategy Portfolios (the FFF Portfolios). For more information see “Fund Facilitation Fee” below.
You can set up automatic dollar cost averaging on a monthly, quarterly, semi-annual, or annual basis. Your Transfer will be initiated on the Transaction Date one frequency period following the date of the Request. For example, if you Request quarterly Transfers on January 9, your first Transfer will be made on April 9 and every three months on the 9th thereafter. Transfers will continue on that same day each interval unless terminated by you or for other reasons as set forth in the Contract.
If there are insufficient funds in the applicable Sub-Account on the date your Transfer is scheduled, your Transfer will not be made. However, your dollar cost averaging Transfers will resume once there are sufficient funds in the applicable Sub-Account. Dollar cost averaging will terminate automatically when you start taking payouts from the Contract. Dollar cost averaging Transfers must meet the following conditions:
•
The minimum amount that can be Transferred out of the selected Sub-Account is $100;

•
You must: (1) specify the dollar amount to be Transferred, (2) designate the Sub-Account(s) to which the Transfer will be made, and (3) designate the percentage of the dollar amount to be allocated to each Sub-Account into which you are Transferring money. The Accumulation Unit values will be determined on the Transfer date.

How dollar cost averaging works (this example is hypothetical and may not be indicative of how dollar cost averaging would work for you):
Month	Contribution	Units Purchased	Price per Unit
Jan.	$250	10	$25.00
Feb.	250	12	20.83
Mar.	250	20	12.50
Apr.	250	20	12.50
May	250	15	16.67
June	250	12	20.83
Average market value per unit $18.06
Investor’s average cost per unit $16.85
In the chart above, if all units had been purchased at one time at the highest unit value of  $25.00, only 60 units could have been purchased with $1500. By contributing smaller amounts over time, dollar cost averaging allowed 89 units to be purchased with $1500 at an average unit price of  $16.85. This investor purchased 29 more units at $1.21 less per unit than the average market value per unit of  $18.06.
You may not participate in dollar cost averaging and Rebalancer at the same time. During the GAW Phase, dollar cost averaging Transfers may not be made into the Income Strategy. Any dollar cost averaging Transfers into the Income Strategy that are scheduled during the GAW Phase will be automatically defaulted into the Great-West Government Money Market Sub-Account.
Great-West reserves the right to modify, suspend, or terminate dollar cost averaging at any time.
Rebalancer
Over time, variations in each Sub-Account’s investment results will change your Sub-Account allocation percentages. Rebalancer allows you to automatically reallocate your Investment Strategy Account Value to maintain your desired Sub-Account allocation. The Income Strategy Account Value is not eligible for the Rebalancer. Participation in Rebalancer does not assure a greater profit, or any profit, nor will it prevent or necessarily alleviate losses in a declining market. Rebalancer is only available for assets held in the Investment Strategy. There is no charge for participating in Rebalancer; however, you will be charged a Fund Facilitation Fee if you make an allocation to Sub-Accounts investing in certain Investment Strategy Portfolios (the FFF Portfolios). For more information see “Fund Facilitation Fee” below.
You can set up Rebalancer as a one-time Transfer or on a quarterly, semi-annual, or annual basis. If you select to rebalance only once, the Transfer will take place on the Transaction Date of the Request.
If you select to rebalance on a quarterly, semi-annual, or annual basis, the first Transfer will be initiated on the Transaction Date one frequency period following the date of the Request. For example, if you Request quarterly Transfers on January 9, your first Transfer will be made on April 9 and every three months on the 9th thereafter. Transfers will continue on that same day each interval unless terminated by you or for other reasons as set forth in the Contract.

How Rebalancer works:
Suppose you purchased your annuity and you decided to allocate 60% of your initial Contribution to Sub-Accounts that invest in stocks; 30% to Sub-Accounts that invest in bonds, and 10% to Sub-Accounts that invest in cash equivalents as follows:
60% — Stocks
30% — Large Company
15% — Small Company
15% — International
30% — Bonds
10% — Cash
Now assume that stock Portfolios outperform bond Portfolios and cash equivalents over a certain period of time. Over this period, the unequal performance may alter the Sub-Account allocation of the above hypothetical plan to look like this:
75% — Stocks
35% — Large Company
20% — Small Company
20% — International
20% — Bonds
5% — Cash
Rebalancer automatically reallocates your Annuity Account Value to maintain your desired Sub-Account allocation. In this example, the Sub-Account allocations would be reallocated back to 60% in stocks; 30% in bonds; 10% in cash equivalents.
On the Transaction Date for the specified Request, assets will be automatically reallocated to the Sub-Accounts you selected. The Rebalancer option will terminate automatically when you start taking payouts from the Contract.
Rebalancer Transfers must meet the following conditions:
•
Your entire Investment Strategy Account Value must be included (except for Sub-Accounts that are closed to new Contributions and incoming Transfers);

•
You must specify the percentage of your Investment Strategy Account Value that you wish allocated to each Sub-Account and the frequency of rebalancing. You may modify the allocations or stop the Rebalancer option at any time; and

•
You may not participate in dollar cost averaging and Rebalancer at the same time.

Rebalancer is not available after annuity payouts have begun. Great-West reserves the right to modify, suspend, or terminate the Rebalancer option at any time.
Cash Withdrawals
You may withdraw all or part of your Annuity Account Value at any time during the life of the Annuitant and prior to the Annuity Commencement Date by submitting a withdrawal Request to the Retirement Resource Operations Center; however, any withdrawals over $25,000 must be submitted in writing. Withdrawals are subject to the rules below and federal or state laws, rules, or regulations may also apply. The amount payable to you if you surrender your Contract is your Annuity Account Value, less any applicable Premium Tax, and other taxes. No withdrawals may be made from the Investment Strategy after the Annuity Commencement Date. If you surrender your Contract, a GLWB Rider, if elected, will terminate.
If you Request a partial withdrawal or a deduction from your Annuity Account Value to pay Consultant fees, your Annuity Account Value will be reduced by the partial withdrawal amount or deduction and the Guaranteed Minimum Death Benefit, if applicable, will be reduced on a proportionate basis measured as a percentage of the partial withdrawal or deduction against the current Annuity Account Value. For example, a partial withdrawal of 10% of the Annuity Account Value would reduce your Guaranteed Minimum Death Benefit by 10%.
Numerical Example
Sum of Contract Contributions = $50,000
Annuity Account Value = $40,000
Withdrawal amount = $4,000

New Annuity Account Value = $36,000
Return of Annuity Account Value Death Benefit (Death Benefit Option 1) = $36,000
Adjustment to Guaranteed Minimum Death Benefit = ($40,000 - $4,000)/$40,000 = 0.90
Guaranteed Minimum Death Benefit (Death Benefit Option 2) = ($50,000 x 0.90) = $45,000
Partial withdrawals are generally unlimited in frequency. However, you must specify the Sub-Account(s) from which the withdrawal is to be made. The minimum partial withdrawal is $500.
The following terms apply to withdrawals:
•
Partial withdrawals or surrenders from the Investment Strategy are not permitted after the Annuity Commencement Date;

•
If a partial withdrawal is made within 30 days of the date annuity payouts are scheduled to begin, we may delay the Annuity Commencement Date by 30 days; and

•
A partial withdrawal or a surrender will be effective upon the Transaction Date.

Withdrawal Requests submitted in writing must include your original signature. If your instructions are not clear, your Request will be denied and no surrender or partial withdrawal will be processed.
If we receive a Request for surrender or partial withdrawal, we may postpone any cash payment from the Annuity Account Value for no more than 7 days.
We may also delay payment for any of the following reasons:
•
any period during which the New York Stock Exchange is closed (other than customary weekend and holding closings) or trading on the New York Stock Exchange is restricted;

•
any period during which an emergency exists such that the disposal of or determination of the value of shares of the Portfolios is not reasonably practicable; or

•
any other period as the Securities and Exchange Commission may by order permit for the protection of security holders.

If you have not elected a GLWB Rider, a withdrawal of your entire Annuity Account Value will terminate all of your rights under the Contract. If you have elected a GLWB Rider, at any time that your Annuity Account Value and your Benefit Base are both reduced to zero, all of your rights under the Contract and GLWB Rider will terminate.
Tax consequences of withdrawals are detailed below, but you should consult a competent tax advisor prior to authorizing a withdrawal from your Annuity Account Value.
Deductions to Pay Consultant Fees
Subject to certain restrictions, you may elect to have Consultant fees deducted from your Annuity Account Value. Consultant fees are the fees that your Consultant charges to manage your Annuity Account Value under the Contract. To have the fees paid to the Consultant from your Contract, you will need to complete a form authorizing the payments (a “Consultant Fee Authorization”). Payment of the Consultant fee from your Annuity Account Value must meet a $100 minimum withdrawal requirement and comply with all terms and conditions applicable to partial withdrawals, as described above. Deductions from Annuity Account Value to pay a Consultant fee may not be available through all Consultants or through all financial intermediaries.
Because this is considered a withdrawal, deduction of the Consultant fee could significantly reduce your benefits under the Contract, including reducing your benefit under Death Benefit Option 1 on a dollar-for-dollar basis, reducing your benefit under Death Benefit Option 2 proportionately, and/or causing an Excess Withdrawal.
Deductions from Covered Fund(s) in the Income Strategy to pay Consultant fees up to 1.5% annually of the Covered Fund Value will not be considered an Excess Withdrawal; deductions for that purpose will be considered an Excess Withdrawal to the extent they exceed 1.5% annually of the Covered Fund Value, which would reduce the Death Benefit as well as your Benefit Base and GAWs under a GLWB Rider. Deductions to pay Consultant fees may be taken from assets held in the Investment Strategy, rather than from assets held in the Income Strategy to avoid reducing your benefits under a GLWB Rider. Generally, we will not process deductions to pay Consultant fees that exceed an annualized rate of 1.5% of the Annuity Account Value. A Consultant fee Excess Withdrawal that reduces the Covered Fund Value to zero will reduce the Benefit Base to zero, and all rights under the GLWB Rider will terminate; however, the Contract will continue to operate with respect to assets, if any, allocated to the Investment Strategy. A Consultant fee Excess Withdrawal that reduces the Annuity Account Value to zero will reduce the Benefit Base to zero, and all rights under the Contract and GLWB Rider will terminate.

We will not treat the deduction of the Consultant fee from the Annuity Account Value as a taxable withdrawal from your Contract if certain conditions are met. However, the federal income tax treatment of Consultant fees paid from your Annuity Account Value is uncertain. See “Tax Consequences of Consultant Fees” below. You should consult a competent tax advisor prior to authorizing the deduction of Consultant fees from your Annuity Account Value and consider whether paying such Consultant fees from another source might be more appropriate for you.
Tax consequences of withdrawals are detailed below, but you should consult a competent tax advisor prior to authorizing a withdrawal from your Annuity Account Value to pay Consultant fees.
Numerical Examples of Deductions (from Covered Funds in the Income Strategy) to Pay Consultant Fees
The below examples illustrate the impact on Covered Fund Value, the Benefit Base, GAWs, Death Benefit Option 1 and Death Benefit Option 2 when Consultant fees are deducted from Covered Fund(s) in the Income Strategy. The first example shows the impact of a deduction of a 1.5% annual Consultant fee, no portion of which is an Excess Withdrawal. The second example shows the impact of a deduction of a 2.0% annual Consultant fee, the amount in excess of 1.5% annually is an Excess Withdrawal.
Example #1:
Prior to deduction of Consultant fee
Sum of Contributions = $80,000
Covered Fund Value = $50,000
Benefit Base = $100,000
GAW% = 5%
Guaranteed Annual Withdrawal = $5,000
Option 1 Death Benefit (Return of Annuity Account Value (from Covered Fund Value)) = $50,000
Option 2 Death Benefit (Return of Contributions) = $80,000
Deduction amount for Consultant fees = $750 (1.5% of  $50,000)
After Guaranteed Annual Withdrawal and deduction of Consultant fee:
Covered Fund Value = ($50,000 - $5,000 - $750) = $44,250
Benefit Base after deduction for Consultant fees = $100,000
GAW% = 5%
Guaranteed Annual Withdrawal = $5,000
Option 1 Death Benefit (Return of Annuity Account Value (from Covered Fund Value)) = $44,250
Adjustment to Option 2 Death Benefit = ($50,000 - $5,000)/$50,000 = 0.90
Option 2 Death Benefit (Return of Contributions) = $80,000 * 0.90 = $72,000
Example #2:
Prior to deduction of Consultant fee
Sum of Contributions = $80,000
Covered Fund Value = $50,000
Benefit Base = $100,000
GAW% = 5%
Excess Withdrawal = $250
Guaranteed Annual Withdrawal = $5,000
Option 1 Death Benefit (Return of Annuity Account Value (from Covered Fund Value)) = $50,000
Option 2 Death Benefit (Return of Contributions) = $80,000
Deduction amount for Consultant fees = $1,000 (2.0% of  $50,000)
After Guaranteed Annual Withdrawal and deduction of Consultant fee:
Covered Fund Value = ($50,000 - $5,000 - $1,000) = $44,000

Adjustment to Benefit Base = ($44,250 - $250)/$44,250 = 0.9944
Benefit Base after deduction for Consultant fees = $100,000 * 0.9944 = $99,435
GAW% = 5%
Guaranteed Annual Withdrawal = $99,435 * 5% = $4,972
Option 1 Death Benefit (Return of Annuity Account Value (from Covered Fund Value)) = $44,000
Adjustment to Option 2 Death Benefit = ($49,250 - $5,250)/$49,250 = 0.8934
Option 2 Death Benefit (Return of Contributions) = $80,000 * 0.8934= $71,742
If you have the Great-West Secure Income Plus GLWB Rider and the Consultant fee deduction exceeds 1.5% and is treated as an Excess Withdrawal, then the Accumulation Credit under the Rider will be zero.
Tax Consequences of Withdrawals
Withdrawals may be taxable — including Guaranteed Lifetime Withdrawal Benefits. If you are younger than 59½, the taxable portion of any withdrawal is generally considered to be an early withdrawal and may be subject to an additional federal tax of 10%.
In addition, the Code may require us to withhold federal income taxes from withdrawals and report such withdrawals to the Internal Revenue Service (“IRS”). If you Request partial withdrawals, your Annuity Account Value will be reduced by the sum of the amount of the withdrawal and the related withholding.
You may elect, in writing, to have us not withhold federal income tax from withdrawals, unless withholding is mandatory for your Contract. For details about withholding, please see “Federal Tax Matters” below.
Some states also require withholding for state income taxes.
Tax Consequences of Consultant Fees
We will not treat Consultant fees paid from your Annuity Account Value (whether allocated to the Investment Strategy or the Income Strategy) as withdrawals for income tax reporting purposes if certain conditions are met. See “Deductions to Pay Consultant Fees,” earlier. Regardless of whether we tax report Consultant fees from your Contract, the Internal Revenue Service could determine that the fees should be treated as taxable withdrawals, in which case the amount of the fee deducted from your Annuity Account Value could be included in your gross income and could be subject a 10% additional tax. In addition, we may begin tax reporting Consultant fees as withdrawals at any time, including retroactively, and withhold tax from such amounts accordingly if we conclude that such treatment is more appropriate under the federal income tax law, such as if the Internal Revenue Service provides guidance requiring such treatment.
The federal income tax treatment of Consultant fees paid from your Annuity Account Value is uncertain. You should consult a tax advisor regarding the tax treatment of Consultant fees paid from your Annuity Account Value and consider whether paying such Consultant fees from another source might be more appropriate for you.
Telephone and Internet Transactions
You may make Transfer Requests by telephone, fax and/or by Internet. Transfer Requests received before 4:00 p.m. ET will be made on that day at that day’s unit value. Those received after 4:00 p.m. ET will be made on the next Business Day at that day’s unit value.
We will use reasonable procedures to confirm that instructions communicated by telephone, fax and/or Internet are genuine, such as:
•
requiring some form of personal identification prior to acting on instructions;

•
providing written confirmation of the transaction; and

•
tape recording the instructions given by telephone.

If we follow such procedures we will not be liable for any losses due to unauthorized or fraudulent instructions.
We reserve the right to suspend telephone, fax and/or Internet transaction privileges at any time, for some or all Contracts, at our discretion. We currently do not permit partial withdrawals or surrenders by telephone; however you may Request partial withdrawal Requests in the amount of  $25,000 or less by Internet. All Requests for full surrenders, periodic withdrawals, and partial withdrawals in excess of  $25,000 must be in writing.

DEATH BENEFIT
The following table summarizes information about the standard Death Benefits available under the Contract.
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Death Benefit Option 1: Return of Account Value Death Benefit	Provides a Death Benefit equal to your Annuity Account Value if you die before the Annuity Commencement Date.	0.20% (as a percentage of Annuity Account Value, included in the Base Contract Expenses)
•
Pre-Selected Beneficiary Payout Options, if elected, will limit the form of Death Benefit payout a Beneficiary or Contingent Beneficiary may receive.

•
Consultant fee deductions will reduce the Annuity Account Value and therefore the Death Benefit.

Death Benefit Option 2: Guaranteed Minimum Death Benefit	Provides a Death Benefit equal to the greater of (a) your Annuity Account Value or (b) the sum of Contributions applied to the Contract adjusted for any withdrawals; if you die before the Annuity Commencement Date.	0.40% (as a percentage of Annuity Account Value, included in the Base Contract Expenses)
•
Withdrawals will reduce, on a pro-rata basis, any Death Benefit based on the sum of Contributions.

•
Pre-Selected Beneficiary Payout Options, if elected, will limit the form of Death Benefit payout a Beneficiary or Contingent Beneficiary may receive.

•
Consultant fee deductions will reduce the Annuity Account Value and therefore any Death Benefit based on the Annuity Account Value.

•
To the extent Consultant fee deductions exceed 1.5% annually, such deductions will incur a withdrawal adjustment which will reduce, on a pro-rata basis, any Death Benefit based on the sum of Contributions.

At the time you apply to purchase the Contract, you select one of the two Death Benefit Options we offer.
Death Benefit Option 1 — The amount of the Death Benefit under Death Benefit Option 1 will be your Annuity Account Value as of the date we receive a Request for the payout of the Death Benefit, minus any Premium Tax.
The Owner, Annuitant, and Contingent Annuitant each must be age 85 or younger at the time the Contract is issued in order for you to select Death Benefit Option 1. Your M&E Charge under Death Benefit Option 1 is 0.20% of the average daily value of the Sub-Accounts to which you have allocated Contributions. If you have selected Death Benefit Option 1, you should be aware that Distributions and Excess Withdrawals could reduce your Death Benefit on a dollar-for-dollar basis.

Death Benefit Option 2 (also called the Guaranteed Minimum Death Benefit) — The amount of the Death Benefit under Option 2 will be the greater of:
•
the Annuity Account Value as of the date we receive a Request for the payout of the Death Benefit, minus any Premium Tax; or

•
the sum of Contributions applied to the Contract in both the Investment Strategy and the Income Strategy, as of the date the Request for payment is received, less the proportionate impact of any distributions, partial or periodic withdrawals and Premium Tax, if any.

The Owner, Annuitant, and Contingent Annuitant each must be age 85 or younger at the time the Contract is issued in order for you to select Death Benefit Option 2. Your M&E Charge under Death Benefit Option 2 is 0.40% of the average daily value of the Sub-Accounts to which you have allocated Contributions. If you have selected Death Benefit Option 2, you should be aware that Distributions and Excess Withdrawals will reduce your Death Benefit on a pro-rata basis.
For a full description of the circumstances under which we pay the Death Benefit, please see “Distribution of Death Benefit” below. For a numerical example of the calculation of a minimum Death Benefit, including the proportionate impact of Distributions, please see the numerical example under “Distribution of Death Benefit, Impact of Withdrawals on Guaranteed Minimum Death Benefit” below.
The difference between the two Death Benefit Options we offer is that the amount payable upon death (the Death Benefit) is based on different criteria for each option and there is a different M&E Charge for each. Death Benefit Option 2 provides for the return of Contributions in the event that amount is greater than the Annuity Account Value (minus any Premium Tax and minus the proportionate impact of any partial withdrawals). This could happen, for example, if the Death Benefit becomes payable soon after the Contract is purchased (say, one to three years) and, during those years, while Contributions are being made, the investment markets generally are in decline. Under these circumstances, it is possible that the performance of the Sub-Accounts you select may cause the Annuity Account Value to be less than the total amount of Contributions. If you have selected Death Benefit Option 2 on a Contract, your Beneficiary would receive the greater amount, in this case, the sum of all Contributions (minus any Premium Tax and minus the proportionate impact of any partial withdrawals). If you have selected Death Benefit Option 1, your Beneficiary would receive the lesser amount, in this case, the Annuity Account Value (minus any Premium Tax).
The Death Benefit will become payable following our receipt of the Beneficiary’s claim in good order. When an Owner dies before the Annuity Commencement Date and a Death Benefit is payable to a Beneficiary, the Death Benefit proceeds will remain invested according to the allocation instructions given by the Owner(s) until: (i) new allocation instructions are Requested by the Beneficiary; (ii) the Death Benefit is actually paid to the Beneficiary, except where the GLWB may not be maintained by the Beneficiary; or, (iii) a Request for a payout of the Death Benefit is processed, as described below.
See “Pre-Selected Beneficiary Payout Options” below for important limitations on a Beneficiary’s ability to elect a Death Benefit Payout Option.
The amount of the Death Benefit will be determined as of the date payments commence. However, on the date a payout option is processed, the Annuity Account Value will be transferred to the Great-West Government Money Market Sub-Account unless the Beneficiary elects otherwise.
Subject to the distribution rules below, payout of the Death Benefit may be made as follows:
•
payout in a single sum; or

•
payout under any of the variable annuity options provided under this Contract.

In any event, no payout of benefits provided under the Contract will be allowed that does not satisfy the requirements of the Code and any other applicable federal or state laws, rules, or regulations.
Withdrawals up to 1.5% annually can be deducted from your Annuity Account Value to pay Consultants for asset management or advisory service fees associated with the Contract and Rider without being considered a proportional partial withdrawal when calculating the Guaranteed Minimum Death Benefit under Option 2. Because this is considered a withdrawal, deduction of the Consultant fee could significantly reduce your benefits under the Contract, including reducing your benefit under Death Benefit Option 1 on a dollar-for-dollar basis, reducing your benefit under Death Benefit Option 2 proportionately, and/or causing an Excess Withdrawal. Withdrawals from Covered Fund(s) in the Income Strategy to pay Consultant fees up to 1.5% annually of your Covered Fund Value will not be considered an Excess Withdrawal; withdrawals for that purpose will be considered an Excess Withdrawal to the extent they exceed 1.5% annually of your Covered Fund Value, which would reduce the Death Benefit as well as your Benefit Base and GAWs under a GLWB Rider. Withdrawals to pay Consultant fees may be taken from assets held in the Investment Strategy, or from other assets managed by your Consultant, if any, rather than from assets held in the Income Strategy to avoid being considered an Excess Withdrawal thus reducing your benefits under a GLWB Rider and Death Benefit Option 2. A Consultant fee Excess Withdrawal that reduces the Covered Fund Value to zero will reduce the Benefit Base to zero, and all rights under the GLWB Rider will terminate; however, the Contract will continue to operate with respect to assets, if any, allocated to the Investment Strategy. A Consultant fee Excess Withdrawal that reduces the Annuity Account Value to zero will reduce the Benefit Base to zero, and all rights under the Contract and GLWB Rider will terminate.
Ownership
The Owner, and if selected, Joint Owner, exercise all rights and privileges under the Contract, while the Annuitant is living. You may change the Owner any time before the Owner’s death unless otherwise proscribed by applicable law. A change of Owner must be made in writing in a form satisfactory to us. The change will take effect as of the date the written Request is signed, unless you specify a certain date. Any change is subject to any payout or other action we have taken before recording your ownership change. A change in the Owner of the Contract will result in termination of the GLWB Rider except in certain circumstances. See “Termination of a GLWB Rider” below.
Grantor Trust Owned Annuity
Contracts owned by a Grantor Trust are not considered owned by a non-natural entity and will be subject to the tax requirements generally applicable to Non-Qualified Annuity Contracts or the tax requirements applicable to individual retirement annuities or Roth individual retirement annuities if the Contract is a Qualified Annuity Contract under Section 408(b) of the Code or under Section 408A of the Code. Generally, if a trust is a Grantor Trust, the Grantor is treated as the owner of the trust assets, the trust is disregarded as a separate tax entity, and all income is taxed to the Grantor. Grantor Trust-owned Contracts receive tax deferral in accordance with the Code. If a Grantor Trust owns the Contract, the Grantor will be the Annuitant unless otherwise indicated in the application. Upon the death of the Grantor, the Death Benefit will be paid pursuant to the Death Benefit provisions of the Contract. We allow a Grantor Trust to be an Owner only if it either has a single Grantor who is a natural person, or two Grantors who are one another’s Spouse as of the Effective Date.
Non-Grantor Trust Owned Annuity
Contracts owned by a Non-Grantor Trust are considered owned by a non-natural entity and will generally not be treated as an annuity for tax purposes. If a trust is a Non-Grantor Trust, the trust is treated as the owner of the trust assets, the trust is regarded as a separate tax entity with its own Tax Identification Number, and all income, including any increase in Annuity Account Value, is generally taxable as ordinary income to the trust during each taxable year. However, the IRS has issued a number of private letter rulings holding that in the case of a contract the nominal owner of which is a non-natural entity (e.g., a corporation or a trust), but the beneficial owner of which is a natural person, the contract generally will be treated as held by a natural person. You should consult with your tax advisor as to whether your Non-Grantor Trust satisfies the exception to the non-natural owner rule.
If a Non-Grantor Trust owns the Contract, the grantor will be the Annuitant unless otherwise indicated in the application. If the Owner is a Non-Grantor Trust, all references to the life, age, or death of the Owner pertain to the life, age, or death of the Annuitant, and where there are Joint Annuitants, shall pertain to the older Joint Annuitant. Once selected, the Annuitant may not be changed. If there is a change of ownership of the Contract from a Non-Grantor Trust to a natural person, the original Annuitant and/or Joint Annuitant shall continue to determine any benefits under the Contract and GLWB Riders. Upon the death of the Annuitant, the Death Benefit will be paid to the Owner pursuant to the Death Benefit provisions of the Contract. Upon the death of either Joint Annuitant, the Contract will continue with the remaining single Annuitant in accordance with the death distribution rules under the Code unless the Owner elects to receive the Death Benefit. Divorce provisions of the Contract and GLWB Riders are not applicable to Non-Grantor Trust owned Contracts. Spousal continuation of the Contract is not applicable to Contracts owned by a Non-Grantor Trust.
IRA Custodian or Trustee Owned Annuity
Contracts owned by an IRA custodian or trustee are not considered owned by a non-natural entity and are treated as an IRA investment subject to the same tax requirements as any other IRA investment. Upon the death of the Underlying IRA Holder, the Death Benefit will be paid to the IRA custodian or trustee pursuant to the Death Benefit provisions of the Contract. IRA custodian or trustee owned Contracts receive tax deferral in accordance with the Code provisions governing IRAs.
If the Owner is an IRA custodian or trustee, the Underlying IRA Holder must be the Annuitant and if there are two Annuitants, the Joint Annuitant must be the Underlying IRA Holder’s Spouse and the designated beneficiary of the custodial or trusteed account. If the Owner is an IRA custodian or trustee and a GLWB Rider is selected, the Underlying IRA Holder must be a Covered Person. If Joint Covered Persons are selected, the Spouse of the Underlying IRA Holder must be a Joint Covered Person and must be the designated beneficiary of the custodial or trusteed account. If the Underlying IRA Holder’s Spouse is the sole primary beneficiary of the Underlying IRA Holder’s interest in the custodial or trusteed account, the Underlying IRA Holder’s Spouse will be treated as the Beneficiary of the Contract for purposes of the GLWB Rider spousal continuation provisions.
Underlying IRA Holders should consult with a competent tax advisor regarding whether selecting Joint Annuitants under the Contract or selecting Joint Covered Persons under a GLWB Rider is suitable for the Underlying IRA Holder’s needs. See “Guaranteed Lifetime Withdrawal Benefit” below for more information.
Because the Code provides IRA holders with tax deferral and other benefits, the Contract should not be purchased by an Underlying IRA Holder solely for tax deferral or other benefits already provided by the IRA itself.
Rollovers from Qualified Retirement Plans and IRAs
The Contract may be purchased through a rollover of assets from qualified retirement plans. You should consult with your plan sponsor, as well as a qualified tax professional, before rolling over retirement plan assets. The Contract may also be purchased through a rollover of assets from an IRA or Simplified Employee Pension (“SEP”) IRA.
Inherited IRAs
The Contract may be purchased by a beneficiary of an inherited IRA. Inherited IRAs will be administered according to the Code, including restricting Contributions and the administration of Required Minimum Distributions. Inherited IRA Owners may not elect a GLWB Rider or make Contributions to the Income Strategy. You should consult with a qualified tax professional before purchasing the Contract as an inherited IRA.
Non-Qualified Stretch Annuities
The Contract may be purchased by a beneficiary of a non-qualified annuity contract (“Beneficial Owner”) pursuant to a 1035 Exchange of the beneficiary’s interest after death of an owner (“source contract”). For more information on 1035 Exchanges, see “Seek Tax Advice, Section 1035 Exchanges” below. We will issue the Non-Qualified Stretch Annuity in the name of the deceased owner with the beneficiary as the Beneficial Owner. We must receive the full death benefit and the information we require from the insurance company that issued the source contract in sufficient time to allow us to begin making life expectancy payments under the Non-Qualified Stretch Annuity Contract.
A Beneficial Owner may not be a non-natural entity such as a Grantor Trust or Non-Grantor Trust. A Beneficial Owner of a Non-Qualified Stretch Annuity Contract may designate a Successor Beneficiary who is entitled to receive the Beneficial Owner’s remaining interest in the Contract upon the death of the Beneficial Owner. A Successor Beneficiary may not be a non-natural entity.
Non-Qualified Stretch Annuity Beneficial Owners may not elect a GLWB Rider or make Contributions to the Income Strategy. You should consult with a qualified tax professional before purchasing the Contract as Non-Qualified Stretch Annuity.
Beneficiary
You may select one or more Beneficiaries. If more than one Beneficiary is selected, they will share equally in any Death Benefit payable unless you indicate otherwise. You may change the Beneficiary any time before the Annuitant’s death.
You may also select one or more Contingent Beneficiaries. You may change the Contingent Beneficiary before the Annuitant’s death. If one or more primary Beneficiaries are alive within 30 days after the Annuitant’s death, the Contingent Beneficiary cannot become the primary Beneficiary and any interest the Contingent Beneficiary may have in the Contract will cease.
A change of Beneficiary or Contingent Beneficiary will take effect as of the date the written Request was signed, unless the Owner specifies a certain date. If the Owner dies before the Request is processed, the change will take effect as of the date the Request was made, unless we have already made a payout or otherwise taken action on a designation or change before receipt or processing of such Request. The interest of any Beneficiary who dies before the Owner or the Annuitant will terminate at the death of the Beneficiary and the Contingent Beneficiary will become the Beneficiary. The interest of any Beneficiary who dies at the time of, or within 30 days after the death of an Owner or the Annuitant will also terminate if no benefits have been paid to such Beneficiary, unless the Owner otherwise indicates by Request. The benefits will then be paid to the Contingent Beneficiary. If no Contingent Beneficiary has been designated, then the benefits will be paid as though the Beneficiary had died before the deceased Owner or Annuitant. If no Beneficiary or Contingent Beneficiary survives the Owner or Annuitant, as applicable, we will pay the Death Benefit proceeds to the Owner’s estate.

See “Pre-Selected Beneficiary Payout Options” below for important limitations on a Beneficiary’s ability to elect a Death Benefit Payout Option.
A Beneficiary or Contingent Beneficiary designated irrevocably may not be changed without the written consent of that Beneficiary, or Contingent Beneficiary, as applicable, except as allowed by law.
For Contracts owned by Non-Grantor Trusts, the Owner will at all times be the Beneficiary.
Pre-Selected Beneficiary Payout Options
You may also pre-select the form of Death Benefit payout that a specific Beneficiary or Contingent Beneficiary may receive (“Pre-Selected Beneficiary Payout Options”). Pre-Selected Beneficiary Payout Options allow the Owner to choose the percent of a lump sum payment of the applicable Death Benefit (from 0% to 100%) that may be accessed by a specific Beneficiary or Contingent Beneficiary, and/or which of the payout options provided under the Contract must apply to a specific Beneficiary or Contingent Beneficiary.
Pre-Selected Beneficiary Payout Options are only available to Contracts owned by natural persons, IRA Custodians/ Trustees, or Grantor Trusts. Requests for Pre-Selected Beneficiary Payout Options must be submitted in writing and signed by the Owner (including the Joint Owner, if applicable), and may be modified or cancelled at any time by the Owner prior to the Annuity Commencement Date. Pre-Selected Beneficiary Payout Options only become irrevocable upon the death of the Owner, and if applicable, the Joint Owner. Assignment of the Contract or transfer of Contract ownership while the Owner is still alive will result in cancellation of all Pre-Selected Beneficiary Payout Options.
Death Benefit payout options may not be pre-selected for Contracts owned by Joint Owners unless both Joint Owners Request in writing. Pre-Selected Beneficiary Payout Options may allow restrictions to be placed on a surviving Spouse who is not a Joint Owner, such as restricting the type of death benefit received or designating someone other than the spouse as Beneficiary, and may impact the ability of a surviving Spouse who is not a Joint Owner to become Owner of the Contract. Pre-Selected Beneficiary Payout Options may have adverse or unintended tax or financial consequences on a surviving Spouse who is not a Joint Owner if the surviving Spouse is not the designated Beneficiary because the surviving Spouse would not be entitled to receive Death Benefits or have the ability to become Owner of the Contract.
Pre-Selected Beneficiary Payout Options are irrevocable upon the death of the Owner, and if applicable, the Joint Owner, and cannot be changed by a non-Owner unless required under the Code or other applicable law. Under the Code, Death Benefit payments must begin within one year of the date the Death Benefit becomes payable for Non-Qualified Contracts, and by no later than December 31 of the year following the year in which the Death Benefit becomes payable for Qualified Contracts. Failure to adhere to this timing may prevent us from giving effect to Pre-Selected Beneficiary Payout Options. Failure to provide Proof of Death to us may cause a delay in beginning payments, force amendment to payout options selected, or nullify Pre-Selected Beneficiary Payout Options.
We reserve the right to modify or cancel any Pre-Selected Beneficiary Payout Options in order to comply with requirements of the Code, and/or other applicable state and federal laws, rules, and regulations. All Death Benefit payments will be made in compliance with the Code, and/or other applicable state and federal laws, rules, and regulations governing death benefit payouts, including those affecting minor Beneficiaries.
You should consult with a competent advisor regarding whether Pre-Selected Beneficiary Payout Options are suitable for your needs.
Distribution of Death Benefit (for all Qualified Annuity Contracts)
For the distribution of Death Benefit rules applicable to Non-Qualified Annuity Contracts and Non-Qualified Stretch Annuity Contracts, see below.
Any Death Benefit payable to a Beneficiary upon the Owner’s death will be distributed as follows:
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If the Owner’s surviving Spouse is the person entitled to receive benefits upon the Owner’s death, the surviving Spouse will be treated as the Owner and will be allowed to take the Death Benefit or continue the Contract in force. However, if single life GAW Installments have been selected for the Income Strategy, then the GLWB will terminate and the assets held in the Covered Fund(s) will be sold and the sales proceeds will be transferred to the Great-West Government Money Market Sub-Account;

•
If the Owner died on or before December 31, 2019: If a non-Spouse individual is the person entitled to receive benefits upon the Owner’s death, subject to rules and restrictions in the Code and regulations, the non-Spouse individual Beneficiary may generally elect to receive the Death Benefit in either a single sum or payout under any of the variable annuity options available under the Contract, provided that: (a) such annuity is distributed in substantially equal installments over the life or life expectancy of the Beneficiary; and (b) such distributions begin no later than one year after the Owner’s date of death. This payout option may be further restricted depending on (1) whether the Owner died before or on or after their required beginning date, and (2) the other Beneficiaries under the Contract. The GLWB will terminate and the assets held in the Covered Fund(s) will be sold and the sales proceeds will be transferred to the Great-West Government Money Market Sub-Account. If Great-West does not receive an election from an individual non-Spouse Beneficiary such that substantially equal installments have begun no later than one year after the Owner’s date of death, or if the Beneficiary was not an individual, then the entire amount must be distributed within five years of the Owner’s date of death;
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If the Owner dies after December 31, 2019: If a non-Spouse individual who qualifies as an Eligible Designated Beneficiary is the person entitled to receive benefits upon the Owner’s death, subject to the rules and restrictions in the Code and regulations, the non-Spouse individual Eligible Designated Beneficiary may generally elect to receive the Death Benefit in either a single sum or payout under any of the variable annuity options available under the Contract, provided that: (a) such annuity is distributed in substantially equal installments over the life or life expectancy of the Eligible Designated Beneficiary; and (b) such distributions begin no later than one year after the Owner’s date of death. This payout option may be further restricted depending on (1) whether the Owner died before or on or after their required beginning date, and (2) the other Beneficiaries under the Contract. The GLWB will terminate and the assets held in the Covered Fund(s) will be sold and the sales proceeds will be transferred to the Great-West Government Money Market Sub-Account. If Great-West does not receive an election from an individual non-Spouse individual Eligible Designated Beneficiary to begin substantially equal installments no later than one year after the Owner’s date of death or the Non-Spouse Beneficiary is not an Eligible Designated Beneficiary, then the entire amount must be distributed within ten years of the Owner’s date of death. If the Beneficiary is not an individual, special rules apply.

See “Pre-Selected Beneficiary Payout Options” above for important limitations on a Beneficiary’s ability to elect a Death Benefit Payout Option.
The Death Benefit will be determined as of the Annuity Commencement Date.
Death of Annuitant Who is Not the Owner of the Non-Qualified Annuity Contract
If the Annuitant Dies Before the Annuity Commencement Date  If the Owner is living and the Annuitant dies before the Annuity Commencement Date, the Contract will continue and no Death Benefit will be payable. If no Contingent Annuitant has been named and no Joint Annuitant has been named, the Owner (or the Grantor if the Owner is a Grantor Trust) will become the Annuitant.
If the Owner names a Contingent Annuitant prior to the Annuitant’s death, and the Annuitant dies before the Annuity Commencement Date while the Owner and Contingent Annuitant are living, no Death Benefit will be payable and the Contingent Annuitant will become the Annuitant.
If the Annuitant died after the Annuity Commencement Date, and before the entire interest has been distributed, any benefit payable must be distributed to the Beneficiary according to and as rapidly as under the payout option which was in effect on the Annuitant’s date of death.
Death of Owner of a Non-Qualified Annuity Contract Who Is Not the Annuitant
If the Owner dies before the Annuity Commencement Date and there is a Joint Owner who is the surviving Spouse of the deceased Owner, the Joint Owner becomes the Owner and Beneficiary and the Joint Owner may elect to take the Death Benefit or to continue the Contract in force.
In all other cases, we will pay the Death Benefit to the Beneficiary even if a Joint Owner (who was not the Owner’s Spouse on the date of the Owner’s death), the Annuitant and/or the Contingent Annuitant are alive at the time of the Owner’s death, unless the sole Beneficiary is the deceased Owner’s surviving Spouse who may elect to become the Owner and Annuitant and to continue the Contract in force.
If the Owner dies after the Annuity Commencement Date and before the entire interest has been distributed while the Annuitant is living, any benefit payable will continue to be distributed to the Annuitant as rapidly as under the payout option applicable on the Owner’s date of death. All rights granted the Owner under the Contract will pass to any surviving Joint Owner and, if none, to the Annuitant.
Death of Owner of a Non-Qualified Annuity Contract Who Is the Annuitant
If there is a Contingent Annuitant and a Joint Owner who is the surviving Spouse of the deceased Owner, the Joint Owner will become the Owner and the Beneficiary, the Contingent Annuitant will become the Annuitant, and the Contract will continue in force.

If there is a Joint Owner who is the surviving Spouse of the deceased Owner but no Contingent Annuitant, the Joint Owner will become the Owner, Annuitant, and Beneficiary and may elect to take the Death Benefit or continue the Contract in force.
In all other cases, we will pay the Death Benefit to the Beneficiary, even if a Joint Owner (who was not the Owner’s Spouse on the date of the Owner’s death) and/or Contingent Annuitant are alive at the time of the Owner’s death, unless the sole Beneficiary is the deceased Owner’s surviving Spouse who may elect to become the Owner and Annuitant and to continue the Contract in force.
If Owner/Annuitant of a Non-Qualified Annutiy Contract Dies After Annuity Commencement Date
If the Owner/Annuitant died after the Annuity Commencement Date, any benefit payable must be distributed to the Beneficiary in accordance with and at least as rapidly as the annuity option in effect on the date of death.
Contingent Annuitant
While the Annuitant is living and at least 30 days prior to the Annuity Commencement Date, you may, by written Request, designate or change a Contingent Annuitant from time to time. A change of Contingent Annuitant will take effect as of the date the Request is processed, unless you specify a certain date. You are not required to designate a Contingent Annuitant.
Deferred Payment
If payment of the Death Benefit is deferred due to an action to recover the proceeds as defined in New York Insurance law section 3214, interest on the Death Benefit proceeds will be paid from the date of death of the Owner at the rate currently paid by Great-West on proceeds left on deposit under the interest settlement option.
Impact of Withdrawals on Guaranteed Minimum Death Benefit (Option 2)
Death Benefit Option 2, which costs more than Death Benefit Option 1, is designed for those who want to potentially receive a higher Death Benefit in the event that the sum of Contributions exceeds Annuity Account Value. If you have selected Death Benefit Option 2, you should be aware that Distributions and Excess Withdrawals will reduce your Death Benefit on a pro-rata basis. However, up to 1.5% annually of your Covered Fund Value may be deducted as a Consultant fee without reducing your Option 2 Death Benefit.
Numerical Example
Sum of Contributions to the Investment Strategy and Income Strategy = $50,000
Annuity Account Value = $40,000
Withdrawal amount = $4,000
New Annuity Account Value = $36,000
Adjustment to Death Benefit = ($40,000 – $4,000)/$40,000 = 0.90
Guaranteed Minimum Death Benefit = $45,000 ($50,000 x 0.90)
The Benefit Base has no value and will not affect the Death Benefit.
Distribution of Death Benefit for Non-Qualified Stretch Annuities
For the distribution of Death Benefit rules applicable to all Contracts other than Non-Qualified Stretch Annuities, see above.
If the Owner of a Contract held as a Non-Qualified Stretch Annuity dies before the Annuity Commencement Date:
1.
If there is a Joint Owner who is a surviving Spouse of the deceased Owner, the Joint Owner will become the Owner and the Beneficiary and may take the Death Benefit or elect to continue the Contract in force.

2.
In all other cases, we will pay the Death Benefit to the Beneficiary even if a former Spouse Joint Owner, the Annuitant, and/or the Contingent Annuitant are alive at the time of the Owner’s death unless the sole Beneficiary is the deceased Owner’s surviving Spouse and such Beneficiary Requests to become the Owner and the Annuitant and to continue the Contract in force.

Any Death Benefit payable to the Beneficiary upon the Owner’s death will be distributed as follows:
1.
If the Owner’s surviving Spouse is the Beneficial Owner upon the death of the Owner, the surviving Spouse will be allowed to take the Death Benefit or continue the Contract in force; or

2.
If a non-Spouse natural person is the Beneficial Owner upon the death of the Owner, the Beneficial Owner may elect to continue the Contract by electing to have any portion of the value of the deceased Owner’s Contract payable to the Beneficial Owner over a period not extending beyond the Beneficial Owner’s life expectancy as defined by the Code (the ‘Stretch Payout Period’).

The Stretch Payout Period must begin no later than one year after the date of the deceased Owner’s death and payments during the Stretch Payout Period will be made to the Beneficial Owner at least annually. Notwithstanding any prior distribution election, a Beneficial Owner may at any time (a) withdraw the entire remaining value of the Contract in a single sum, or (b) withdraw additional amounts which may result in the reduction of future payments because of the reduction of the value of the Contract.
If we do not receive an election from a non-Spouse Beneficial Owner such that substantially equal installments have begun no later than one year after the date of the deceased Owner’s death, then the entire amount must be distributed within five years of the deceased Owner’s date of death.
See “Pre-Selected Beneficiary Payout Options” above for important limitations on a Beneficiary’s ability to elect a Death Benefit Payout Option.
The Death Benefit will be determined as of the Annuity Commencement Date.
CHARGES AND DEDUCTIONS
When each Contribution is made, no amounts will be deducted from it except for any applicable Premium Tax. As a result, the full amount of your Contributions (less any applicable Premium Tax) is invested in the Contract.
As more fully described below, charges under the Contract are assessed only as deductions for:
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charges against your Annuity Account Value for our assumption of mortality and expense risks;

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Fund Facilitation Fee, if applicable;

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Premium Tax, if applicable; and

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Guarantee Benefit Fee, if applicable.

The Contract may be available for use with investment accounts at eligible investment advisers or broker/dealers through Consultants that charge an annual fee in lieu of sales charges, or Consultants that charge an annual fee for ongoing investment advisory services. These fees would be specified in the respective agreements between you and your Consultant. Deductions from Annuity Account Value to pay a Consultant fee may not be available through all Consultants or through all financial intermediaries. Any fees and expenses associated with these accounts will be separate from and in addition to the fees and expenses associated with the Contract. If withdrawn from your Annuity Account Value, deductions to pay Consultant fees will reduce your benefits under the Contract. Withdrawals to pay Consultant fees may be taken from other assets managed by your Consultant, if any, rather than from assets held in your Annuity Account Value to avoid reducing your benefits under the Contract. You should ask your Consultant for more details.
Mortality and Expense Risk Charge (M&E Charge)
The mortality risk we assume is that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk from our contractual obligations to make annuity payouts determined in accordance with the annuity tables and other provisions contained in the Contract which cannot be changed. This means that you can be sure that neither the Annuitant’s longevity nor an unanticipated improvement in general life expectancy will adversely affect the annuity payouts under the Contract. The expense risk we assume is the risk that our actual expenses in administering the Contracts and the Series Account will be greater than we anticipated.
To compensate us for assuming these risks, we deduct an M&E Charge from your Annuity Account Value at the end of each valuation period. If you select Death Benefit Option 1, this is a daily charge equal to an effective annual rate of 0.20%. We guarantee that this charge will never increase beyond 0.20%. If you select Death Benefit Option 2, the M&E Charge is a daily charge equal to an effective annual rate of 0.40%. We guarantee that this charge will never increase beyond 0.40%.
The M&E Charge is reflected in the unit values of each of the Sub-Accounts you have selected. Thus, this charge will continue to be applicable should you choose a variable annuity payout option or a periodic withdrawal option. Annuity Account Values and annuity payouts are not affected by changes in actual mortality experience we incur.

The M&E Charge is higher for Owners who have selected Death Benefit Option 2 because we bear the risk that we may be required to pay an amount to your Beneficiary that is greater than your Annuity Account Value.
If the M&E Charge is insufficient to cover actual costs and risks assumed, we will bear the loss. If this charge is more than sufficient, any excess will be profit for us. Currently, we expect a profit from this charge.
Expenses of the Portfolios
The values of the assets in the Sub-Accounts reflect the values of the Sub-Accounts’ respective Portfolio shares and therefore the fees and expenses paid by each Portfolio. Fees and expenses are deducted from the assets of the Portfolios and are described in each Portfolio’s prospectus.
Premium Tax
We may be required to pay state Premium Taxes or retaliatory taxes currently ranging from 0% to 3.5% in connection with Contributions or values under the Contracts. Currently, due to our total mix of business, our Premium Tax rate in New York for annuities is 0%. In the future, if we are required to pay Premium Taxes, we will deduct the charges for the Premium Taxes we incur with respect to your Contributions, from amounts withdrawn, or from annuity payments.
Other Taxes
Under present laws, we will incur state or local taxes (in addition to the Premium Tax described above) in New York. No charges are currently deducted for these taxes. However, we reserve the right to deduct charges in the future for federal, state, and local taxes or the economic burden resulting from the application of any tax laws that we determine to be attributable to the Contract.
Fund Facilitation Fee
Sub-Accounts investing in certain of the Investment Strategy Portfolios (called the FFF Portfolios) may be accessed with additional payment of a Fund Facilitation Fee. The Fund Facilitation Fee may also be referred to as a platform charge. The Fund Facilitation Fee is deducted at the end of each valuation period from Sub-Account assets, if any, invested in the FFF Portfolios. The Fund Facilitation Fee is a daily charge equal to an effective annual rate of 0.35%. We guarantee that this charge will never increase beyond 0.35%. The Fund Facilitation Fee is reflected in the Accumulation Unit values of each of the FFF Portfolio Sub-Accounts you have selected. Thus, this charge will continue to be applicable should you choose a variable annuity payout option or a periodic withdrawal option that includes the FFF Portfolio Sub-Accounts.
Great-West may profit from the Fund Facilitation Fee, and may use any profit derived for any lawful purpose including payment of expenses that Great-West incurs in promoting, marketing, and administering the Contract.
The currently available FFF Portfolios, their investment types, advisers and sub-advisers, current expenses, and past performance are summarized in the chart located in Appendix A: Portfolios Available Under the Contract.
PERIODIC WITHDRAWALS
You may Request that all or part of the Investment Strategy Account Value be applied to a periodic withdrawal option. All Requests for periodic withdrawals must be in writing. Each periodic withdrawal amount is based on the Investment Strategy Account Value, less Premium Tax, if any, at the time of the withdrawal.
In Requesting periodic withdrawals, you must elect:
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The withdrawal frequency of either 1-, 3-, 6- or 12-month intervals;

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A minimum withdrawal amount of at least $100;

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The calendar day of the month on which withdrawals will begin;

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One of the periodic withdrawal payout options discussed below — you may change the withdrawal option and/or the frequency once each calendar year; and

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The type of allocation of withdrawals from the Investment Strategy Sub-Accounts

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Withdrawals may be prorated across the Investment Strategy Sub-Accounts in proportion to their assets; or

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Withdrawals may be made from specific Investment Strategy Sub-Account(s). When the specified Investment Strategy Sub-Account(s) is depleted, we will automatically prorate the remaining withdrawals against any remaining Sub-Account assets unless you Request otherwise.

While periodic withdrawals are being received:
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You may continue to exercise all contractual rights, except that no Contributions may be made;

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You may keep the same Sub-Accounts as you had selected before periodic withdrawals began; and

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Charges and fees under the Contract continue to apply.

Periodic withdrawals will cease on the earlier of the date:
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The amount elected to be paid under the option selected has been reduced to zero;

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The Investment Strategy Account Value is zero;

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You Request that withdrawals stop;

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You purchase an annuity payout option; or

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The Owner or the Annuitant dies.

We may limit the number of times you may restart a periodic withdrawal program.
Periodic withdrawals may be taxable, subject to withholding and to the 10% federal additional tax if you are younger than age 59½.
If you choose to receive payouts from your Contract through periodic withdrawals, you may select from the following payout options:
Income for a specified period (at least 36 months) — You elect the length of time over which withdrawals will be made. The amount paid will vary based on the duration you choose.
Income of a specified amount (at least 36 months) — You elect the dollar amount of the withdrawals. Based on the amount elected, the duration may vary.
Any other form of periodic withdrawal acceptable to Great-West which is for a period of at least 36 months.
In accordance with the provisions outlined in this section, you may Request a periodic withdrawal to remit fees paid to your Consultant. There may be income tax consequences to any periodic withdrawal made for this purpose. Please see “Withdrawals to Pay Consultant Fees” above.
ANNUITY PAYOUTS FROM THE INVESTMENT STRATEGY
You can choose the date that you wish annuity payouts from the Investment Strategy to start (the Payout Election Date) either when you purchase the Contract or at a later date. You can change your selection at any time up to 30 days before the annuity date that you have selected.
If you elect to annuitize your Contract, your annuity payouts will be based on the annuity purchase rate guaranteed in your Contract or our current annuity purchase rate, whichever results in a higher annuity payout to you.
If you do not select a Payout Election Date, payouts will begin on the Annuitant’s 99th birthday. If the Owner does not initiate Installments under a GLWB Rider, the entire Annuity Account Value will be annuitized at that time and any benefit under a GLWB Rider will terminate. If you have initiated Installments under a GLWB Rider, only the Investment Strategy will be annuitized. Once Installments under a GLWB Rider have begun, the Income Strategy cannot be annuitized.
If you have not elected a payout option within 30 days of the Annuity Commencement Date, your Investment Strategy Account Value will be paid out as a variable life annuity with a guaranteed period of 15 years.
The amount to be paid out will be based on the Investment Strategy Account Value or Annuity Account Value, if applicable, on the Annuity Commencement Date. The minimum amount that may be withdrawn from the Investment Strategy Account Value to purchase an annuity payout option is $2,000. If your Investment Strategy Account Value is less than $2,000, we may pay the amount in a single sum subject to the Contract provisions applicable to a partial withdrawal.
If you choose to receive variable annuity payouts from your Contract, you may select from the payout options below. If this is a Qualified Annuity Contract, these payout options may be limited by the required minimum distribution rules in Code Section 401(a)(9). For example, certain guaranteed period durations may not be available and payments may need to be modified after the death of the Annuitant in order to comply with these rules:
Variable life annuity with guaranteed period — This option provides for payouts during a guaranteed period or for the lifetime of the Annuitant, whichever is longer. The guaranteed period may be 5, 10 or 15 years.

Variable life annuity without guaranteed period — This option provides payouts during the lifetime of the Annuitant. The annuity terminates with the last payout due prior to the death of the Annuitant. Because no minimum number of payouts is guaranteed, this option may offer the maximum level of payouts. It is possible that only one payout may be made if the Annuitant dies before the date on which the second payout is due.
Any other form of variable annuity payout that is acceptable to Great-West.
Under an annuity payout option, you can receive payouts monthly, quarterly, semi-annually or annually in payments which must be at least $50. We reserve the right to make payouts using the most frequent payout interval which produces a payout of at least $50. Once annuity payouts commence, you cannot make Contributions or take withdrawals, other than your annuity payouts.
If you elect to receive a single sum payment, the amount paid is the Surrender Value.
Amount of First Variable Payout
The first payout under a variable annuity payout option will be based on the value of the amounts held in the Investment Strategy Sub-Accounts or Annuity Account, if applicable, you have selected on the first valuation date preceding the Annuity Commencement Date. We determine the first payout under a variable annuity option by applying the appropriate rate to the amount applied under the payout option. The rate applied reflects an assumed investment return (“AIR”) of 2.5%.
For annuity options involving life income, the actual age, year in which annuitization commences and gender of the Annuitant will affect the amount of each payout. We reserve the right to ask for satisfactory proof of the Annuitant’s age. We may delay annuity payouts until satisfactory proof is received. Because payouts to older Annuitants are expected to be fewer in number, the amount of each annuity payout under a selected annuity form will be greater for older Annuitants than for younger Annuitants.
If the age of the Annuitant has been misstated, the payouts established will be made on the basis of the correct age. If payouts were too large because of misstatement, we may deduct the difference with interest from the next payout or payouts. If payouts were too small, we may add the difference with interest to the next payout. The interest rate used will be 3%.
If the Owner dies before the Annuity Commencement Date (i.e., the day the first variable annuity payout is made) and if there is a Joint Owner who is a surviving Spouse of the deceased Owner, the Joint Owner becomes the Owner and Beneficiary. The Joint Owner may elect to take the Death Benefit or continue the contract in force. In all other cases, we will pay the Death Benefit to the Beneficiary.
If the Owner who is not the Annuitant dies after the Annuity Commencement Date, any benefit payable will continue to be distributed to the Annuitant as rapidly as under the payout option applicable on the Owner’s date of death. All rights granted the Owner under the Contract will pass to any surviving Joint Owner, and if none, to the Annuitant.
If the Owner who is the Annuitant dies after the Annuity Commencement Date, any benefit payable will be distributed to the Beneficiary if a guarantee period was part of the selected annuity option. If there was no guarantee period elected, payments will cease.
For complete descriptions, see the “Distribution of Death Benefit” section above.
Annuity Units
We determine the number of Annuity Units paid for each Sub-Account by dividing the amount of the first payout by its Annuity Unit value on the first valuation date preceding the Annuity Commencement Date. The number of Annuity Units used to calculate each payout for a Sub-Account remains fixed during the Annuity Payout Period.
Amount of Variable Payouts After the First Payout
Payouts after the first will vary depending upon the investment performance of the Investment Strategy Sub-Accounts. Your payouts will increase in amount over time if the Sub-Accounts you select earn more than the 2.5% AIR. Likewise, your payouts will decrease over time if the Sub-Accounts you select earn less than the 2.5% AIR. We determine the subsequent amount paid from each Sub-Account by comparing the actual performance of the Sub-Account to the AIR.
Transfers After the Variable Annuity Commencement Date
Once annuity payouts have begun, Transfers may be made within the variable annuity payout option among the available Investment Strategy Sub-Accounts. Transfers after the Annuity Commencement Date will be made by converting the number of Annuity Units being Transferred to the number of Annuity Units of the Investment Strategy Sub-Account to which the Transfer is made. The result will be that the next annuity payout, if it were made at that time, would be the same amount that it would have been without the Transfer. Thereafter, annuity payouts will reflect changes in the value of the new Annuity Units.
Other Restrictions (Investment Strategy Only)
Once payouts start from the Investment Strategy under the annuity payout option you select:
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no changes can be made in the payout option;

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no additional Contributions to the Investment Strategy will be accepted under the Contract; and

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no further withdrawals from the Investment Strategy will be allowed, including withdrawals to pay Consultant fees, other than withdrawals made to provide annuity benefits.

A portion or the entire amount of the annuity payouts may be taxable as ordinary income. If, at the Annuity Commencement Date, we have not received a proper written election not to have federal income taxes withheld, we must by law withhold such taxes from the taxable portion of such annuity payouts and remit that amount to the federal government. State income tax withholding may also apply. Please see “Federal Tax Matters” below for details.
GUARANTEED LIFETIME WITHDRAWAL BENEFIT
On any business day prior to your 86th birthday, you have the option of electing a GLWB Rider by either allocating Contributions to one or more Covered Funds in the Income Strategy at your direction, or by Transferring all or part of your Investment Strategy Account Value to one or more Covered Funds in the Income Strategy at your direction. There is no minimum percent of Annuity Account Value or minimum dollar amount that must be allocated to the Income Strategy when electing a GLWB Rider. You are under no obligation to elect a GLWB Rider. If you choose to elect a GLWB Rider, the GLWB Rider will provide you with a Guaranteed Lifetime Withdrawal Benefit, provided all conditions, described below, are met. You may elect only one GLWB Rider.
You may select from three optional GLWB Riders, which are summarized below:
	Great-West Secure Income Plus GLWB Rider	Great-West Secure Income Max GLWB Rider	Great-West Secure Income Foundation GLWB Rider
Current Guarantee Benefit Fee (as a percentage of your current Benefit Base)	1.30%	1.20%	0.90%
Objective	Guaranteed growth, guaranteed income	Maximum income	Low cost, high income
Guaranteed Lifetime Income	X	X	X
Single or Joint Withdrawal	X	X	X
Wait to Choose Single or Joint	X	X	X
Annual Step-up	X	X	X
Age Band Income Reset	X	X	X
Add $ after Withdrawal Phase Begins	X	X	X
Guaranteed Accumulation Credit	X
Enhanced Distribution Credit		X
The GLWB Riders are similar in most respects except for the GAW% calculation and the Guarantee Benefit Fee; the Great-West Secure Income Plus GLWB Rider also offers an Accumulation Credit (as detailed below), and the Great-West Secure Income Max GLWB Rider also offers a Distribution Credit (as detailed below).
Generally, the GLWB Riders are designed for those who want to be guaranteed higher income regardless of the interest rate environment. Compared to the Great-West Secure Income Foundation GLWB Rider, the Great-West Secure Income Plus GLWB Rider and the Great-West Secure Income Max GLWB Rider offer additional benefits in exchange for a higher Guarantee Benefit Fee.

The Great-West Secure Income Foundation GLWB Rider is generally designed for those who would like to begin receiving lifetime income in the near term; the Great-West Secure Income Plus GLWB Rider is generally designed for those willing to pay more for guaranteed Benefit Base growth provided by the Accumulation Credit before they begin to receive lifetime income; and the Great-West Secure Income Max GLWB Rider is generally designed for those willing to pay more to be eligible for a higher distribution percentage provided by the Distribution Credit by waiting longer than five years before beginning to receive lifetime income.
More information on each of the GLWB Riders is available below and in the Rate Sheet Supplement in effect on the date you signed your application for the Contract (and satisfied the other terms described in this paragraph). Rate Sheet Supplements will disclose the GAW% and the Joint GAW% for all GLWB Riders applicable to applications signed after a specific date. Rate Sheet Supplements will also disclose the Distribution Credit applicable to the Great-West Secure Income Max GLWB Rider, and the Accumulation Credit applicable to the Great-West Secure Income Plus GLWB Rider. The applicable GAW%, Joint GAW%, Accumulation Credit, and Distribution Credit are shown in the Rate Sheet Supplement in effect at the time you signed the application to purchase your Contract, rather than at the time you select a GLWB Rider.
In order to receive the disclosed GAW%, Joint GAW%, Accumulation Credit (for the Great-West Secure Income Plus GLWB Rider), or Distribution Credit (for the Great-West Secure Income Max GLWB Rider), your application must have been signed on or after the effective date stated in the Rate Sheet Supplement, your application must have been received by us within 10 days of signing, and your initial Contribution must have been received by us within 30 days of receipt of your application. If these terms are met, the disclosed rates will apply to your Contract and cannot be changed. The terms of a Rate Sheet Supplement (including GAW%s, Joint GAW%s, Accumulation Credits, and Distribution Credits) with no specified end date may not be amended unless we provide a minimum of 10 business days prior notice. You may contact the Retirement Resource Operations Center at (877) 723-8723 for a copy of the Rate Sheet Supplement applicable to your Contract. GAW%s, Joint GAW%s, Accumulation Credits, and Distribution Credits reflected in Rate Sheet Supplements may be found in an appendix to this Prospectus, as well as on the SEC’s website (www.sec.gov) by searching with File Number 333-212091.
Unless otherwise noted, the following discussion applies to all GLWB Riders.
All guarantees are subject to the claims paying ability of Great-West. You should consult with a competent advisor regarding whether a particular GLWB Rider is suitable for your needs.
GLWB Accumulation Phase
The GLWB Accumulation Phase begins when you make a GLWB election by investing in a Covered Fund(s) in the Income Strategy. The GLWB Accumulation Phase ends when you elect to begin taking GAWs. During the GLWB Accumulation Phase, a Benefit Base will be established which will be used later to determine, in part, the amount of your GAWs. You may elect the GLWB by allocating Contributions or Transferring Investment Strategy Account Value to the Covered Fund(s) on any Business Day as long as you are younger than age 86 on the GLWB Rider Election Date. We will record the GLWB Rider Election Date.
Guarantee Benefit Fee
The annual Guarantee Benefit Fee is assessed quarterly, in arrears, during the GLWB Accumulation Phase and GAW Phase. One-fourth of the Guarantee Benefit Fee is deducted quarterly from your Covered Fund Value no later than the 10th Business Day of the month following the calendar quarter end. The Guarantee Benefit Fee will be calculated based on your Benefit Base, subject to the Benefit Base cap, as of the date of the deduction. If you terminate a GLWB Rider, a final pro-rated Guarantee Benefit Fee will be deducted based on the portion of the last quarter that the GLWB Rider was in effect.
The Benefit Base may or may not equal the Covered Fund Value at the time the Guarantee Benefit Fee is calculated. The Benefit Base will always be greater than or equal to the Covered Fund Value when the Guarantee Benefit Fee is calculated on a Ratchet Date. We reserve the right to change the frequency of the deduction upon sixty (60) days prior written notice. The Guarantee Benefit Fee will not be assessed during the GLWB Settlement Phase.
The first Guarantee Benefit Fee you pay will be pro-rated based on the portion of the quarter in which you allocated Contributions to the Covered Fund(s). The current Guarantee Benefit Fee depends on the GLWB Rider you select, as follows:
GLWB Rider	Current Guarantee Benefit Fee
Great-West Secure Income Plus GLWB Rider	1.30% of the Benefit Base
Great-West Secure Income Max GLWB Rider	1.20% of the Benefit Base

GLWB Rider	Current Guarantee Benefit Fee
Great-West Secure Income Foundation GLWB Rider	0.90% of the Benefit Base
We reserve the right to change the frequency and amount of the Guarantee Benefit Fee upon sixty (60) days prior written notice to you. We determine the Guarantee Benefit Fee based on observations of a number of long-term experience factors, including, but not limited to, investment income, mortality, morbidity, persistency, and expense. As an example, if mortality experience improves faster than we have anticipated, and the population in general is expected to live longer than initially projected, we might increase the Guarantee Benefit Fee to reflect our increased probability of paying longevity benefits. However, improvements in mortality experience is provided as an example only. We will never increase the fee above the maximum disclosed in the Fee Tables at the beginning of this Prospectus.
In the event that we provide you with prior written notice of an increase to the Guarantee Benefit Fee, you may elect to reject the increased Guarantee Benefit Fee in one of two ways. First, you may reject the increased fee by providing a Request to withdraw or Transfer your entire Covered Fund Value from the Income Strategy, thereby reducing your Benefit Base to zero and terminating your GLWB Rider. Second, you may reject the increased fee by providing a Request to allocate your entire Covered Fund Value to the following limited selection of Covered Funds. We may, at our discretion, make other Covered Funds available or cease offering specific Covered Funds; however, in the event that we provide written notice of an increase to the Guarantee Benefit Fee, we will always make available at least one Covered Fund designated for the purpose of avoiding an increased Guarantee Benefit Fee. If we cease offering a specific Covered Fund (or a class of a specific Covered Fund) that you have already invested in, you will be permitted to remain invested in that Covered Fund (or class of that Covered Fund); however, no new Owners or new Contributions will be permitted.
Great-West Conservative Profile Fund (Class L Shares)
Great-West Moderately Conservative Profile Fund (Class L Shares)
The limited selection of Covered Funds will restrict your Income Strategy allocation options to Covered Funds with investment strategies that do not generally target more than 50% equity exposure. While electing to allocate Covered Fund Value to the specified Covered Funds will prevent an increase in the Guarantee Benefit Fee, this also means foregoing possible market gains in the other Covered Funds, which could reduce your Benefit Base and the value of your GLWB Rider.
Prior to notice of an increase to the Guarantee Benefit Fee, you are under no obligation to allocate Covered Fund Value to the above Covered Funds. However, if we provide such notice, to avoid a Guarantee Benefit Fee increase we must receive your Request to allocate your entire Covered Fund Value to the above Covered Funds prior to the effective date of the increase, or such date as specified in the prior written notice we provide to you. In the event that we provide you with prior written notice of an increase to the Guarantee Benefit Fee, you should carefully consider whether to accept or reject the Guarantee Benefit Fee increase.
Any election to reject an increase to the Guarantee Benefit Fee by terminating a Rider or by committing to a limited selection of Covered Fund(s) as described above is irrevocable. If you do not elect to reject the increased Guarantee Benefit Fee, the increased Guarantee Benefit Fee will apply to your GLWB Rider as of the effective date of the increase.
The Covered Fund(s)
A GLWB Rider only applies to Covered Funds that Great-West approves for use in the Income Strategy. The currently available Covered Funds, their investment types, advisers and sub-advisers, current expenses, and past performance are summarized in the chart located in Appendix A: Portfolios Available Under the Contract. Based on marketing, tax, investment, and other conditions, we may make new Covered Funds available to Owners at our discretion.
We may, without your consent, offer new Covered Funds or cease offering Covered Funds. We will notify you whenever the Covered Funds are changed. Changes to Covered Funds will only apply to additional Contributions or Transfers made after the Covered Fund ceases to be offered. If a Covered Fund is closed, you will maintain your Benefit Base in that Covered Fund and all rights under a GLWB Rider unless you Transfer assets out of the Covered Funds or terminate your Contract. Great-West will complete the allocations between the Covered Funds as of the effective date of the change. Such allocation will remain in effect until you Request a different allocation.
We limit the number and type of Covered Funds available for use in the Income Strategy to reduce our risk exposure in providing the guarantees associated with GLWB Riders. Although the Covered Funds are not managed volatility funds and do not employ a managed volatility strategy, the balanced nature of the Covered Funds may limit the return on your investment. Our selection of approved Covered Funds may create a conflict of interest, because an affiliated investment adviser manages the Covered Fund(s) and we may derive greater revenues from affiliated Covered Funds than certain other Sub-Accounts available under the Contract. Restricting the selection of approved Covered Funds may reduce the likelihood that Great-West will have to make payments under the GLWB Riders.
Covered Fund Value
Your Covered Fund Value is the aggregate value of each Covered Fund. Your Covered Fund Value may increase with positive market performance or by Contributions to the Income Strategy. Your Covered Fund Value may decrease with negative market performance, deduction of the Guarantee Benefit Fee or by taking an Excess Withdrawal or Guaranteed Annual Withdrawals. Your Guarantee Benefit Fee will be calculated based on your Benefit Base as of the date the fee is deducted each quarter.
The Benefit Base
The Benefit Base is separate from your Covered Fund Value. It is not a cash value. Rather, your Benefit Base is used to calculate your GAW during the GAW Phase and the GLWB Settlement Phase. Your Benefit Base and your Covered Fund Value may not be equal to one another. Although your Benefit Base is related to your Covered Fund Value, in that your Benefit Base will be ratcheted up if the Covered Fund Value is greater than your Benefit Base on the Ratchet Date, at all other times during the year your Covered Fund Value may be higher or lower than the Benefit Base depending on market performance and other factors impacting the Covered Fund. Your Initial Benefit Base is the sum of all GLWB Rider Contributions initially allocated to the Covered Fund(s) in the Income Strategy on the GLWB Rider Election Date.
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We increase your Benefit Base on a dollar-for-dollar basis each time you make a GLWB Rider Contribution to a Covered Fund(s);

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We decrease your Benefit Base on a proportionate basis each time you make an Excess Withdrawal;

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On each Ratchet Date during the GLWB Accumulation Phase and the GAW Phase, we will increase your Benefit Base to equal your current Covered Fund Value if your Covered Fund Value is greater than your Benefit Base (if so, your Benefit Base will then reflect positive Covered Fund performance); and

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On each Ratchet Date during the GAW Phase, we will adjust your Benefit Base to equal your Current Covered Fund Value if an age reset calculation results in a higher GAW Amount (see “Reset of the GAW% During the GAW Phase” below).

A few things to keep in mind regarding the Benefit Base:
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The Benefit Base is used only for purposes of calculating your Installment Payments during the GAW Phase and the GLWB Settlement Phase. It has no other purpose. The Benefit Base does not provide and is not available as a cash value or settlement value;

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It is important that you do not confuse your Benefit Base with the Covered Fund Value;

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During the GLWB Accumulation Phase and the GAW Phase, the Benefit Base will be recalculated on an annual basis, as described below, and each time you make a GLWB Rider Contribution or take an Excess Withdrawal.

Subsequent Contributions to Your Covered Fund(s)
During the GLWB Accumulation Phase, you may make additional GLWB Rider Contributions to the Covered Fund(s) in addition to your initial GLWB Rider Contribution. Additional Contributions may be made during the GAW Phase. Any subsequent GLWB Rider Contribution is subject to any minimum investment or transfer requirements imposed by the Contract.
All additional GLWB Rider Contributions made after the GLWB Rider Election Date will increase the Benefit Base dollar-for-dollar on the date the GLWB Rider Contribution is made. Although a GLWB Rider Contribution will increase your Benefit Base, it will not automatically reset your Installment amount. Contact our office if you would like to increase Installments to your maximum allowed. We will not consider the additional purchase of shares of a Covered Fund(s) through reinvested dividends, capital gains, and/or settlements to be a GLWB Rider Contribution. However, they will increase the Covered Fund Value.
If Great-West refuses to accept additional Contributions (see “Rights Reserved by Great-West” below), you will retain all other rights under the GLWB Rider, including the right to make Transfers from the Investment Strategy to the Income Strategy.

Annual Adjustments to Your Benefit Base
During the GLWB Accumulation Phase, a Ratchet Date is the anniversary of the Owner’s GLWB Rider Election Date and each anniversary thereafter. On each Ratchet Date, we will evaluate your Benefit Base, and will adjust your Benefit Base to equal the greater of:
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your current Benefit Base; or

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your current Covered Fund Value.

Even though your Covered Fund Value may increase throughout the year due to capital appreciation, the Benefit Base will not similarly increase until the next Ratchet Date. Unlike Covered Fund Value, your Benefit Base will never decrease solely due to negative Covered Fund(s) performance.
Annual adjustments to your Benefit Base will not impact your Covered Fund Value. Your Covered Fund Value can only increase or decrease as described above.
Under the Great-West Secure Income Plus GLWB Rider, Accumulation Credits may further increase the annual adjustments to your Benefit Base. For information on annual adjustments to your Benefit Base under the Great-West Secure Income Plus GLWB Rider, see below.
Benefit Base Cap
The Benefit Base may not exceed $5 million. Any Covered Fund Value over $5 million will be considered excess Covered Fund Value and will not be used to calculate GAWs. An Owner may Transfer or Distribute any excess Covered Fund Value on a dollar for dollar basis without reducing the Benefit Base and such transfers will not be considered an Excess Withdrawal. However, if the Covered Fund Value falls below $5 million due to an Excess Withdrawal, the Benefit Base will be adjusted as described below.
Excess Withdrawals
The Benefit Base may be adjusted as a result of Excess Withdrawals. During the GLWB Accumulation Phase, except as described above with respect to the Benefit Base cap and except for the M&E Charge, Guarantee Benefit Fee, and withdrawals to pay Consultant fees up to 1.5% of Covered Fund Value, any withdrawals or Transfers from your Covered Fund Value will be categorized as Excess Withdrawals. This may include Transfers from the Income Strategy Covered Fund(s) to any Investment Strategy Portfolio.
You may make withdrawals or change your investments at any time and in any amount that you wish, subject to any federal tax limitations. Additionally, any withdrawals to satisfy your required minimum distribution obligations under the Code (Qualified Annuity Contract Owners only) will be considered an Excess Withdrawal if taken during the GLWB Accumulation Phase.
You should carefully consider the effect of an Excess Withdrawal on both the Benefit Base and the Covered Fund Value during the GLWB Accumulation Phase, as this may affect your future benefits under a GLWB Rider. You are solely responsible for any adverse consequences that may result from any Distributions or withdrawals. You should consult with a financial advisor prior to taking a Distribution or making a withdrawal. In the event you decide to take an Excess Withdrawal, as discussed below, your Covered Fund Value will be adjusted dollar-for-dollar in the amount of the Excess Withdrawal. The Benefit Base will be adjusted at the time the Excess Withdrawal is made by the ratio of the Covered Fund Value immediately after the Excess Withdrawal to the Covered Fund Value immediately before the Excess Withdrawal. Accordingly, your Benefit Base could be reduced by more than the amount of the withdrawal.
Types of Excess Withdrawals
A Distribution (when an amount is paid to you out of your Covered Fund Value) or Transfer (the movement of money from a Covered Fund to any Investment Strategy Sub-Account) during the GLWB Accumulation Phase is considered an Excess Withdrawal. During the GLWB Accumulation Phase, except as described above with respect to the Benefit Base cap and except for the M&E Charge, Guarantee Benefit Fee, and withdrawals to pay Consultant fees up to 1.5% of Covered Fund Value, any withdrawals or Transfers from your Covered Fund Value will be categorized as Excess Withdrawals. An Excess Withdrawal will reduce your Benefit Base and Covered Fund Value. In any year in which there is an Excess Withdrawal, the Accumulation Credit under the Great-West Secure Income Plus GLWB Rider will be zero. If you Transfer any amount from a Covered Fund to an investment option that is not a Covered Fund, then you will be prohibited from making any Transfers into a Covered Fund for at least ninety (90) calendar days.
Numerical Example

Excess Withdrawals during the GLWB Accumulation Phase are illustrated as follows:
Covered Fund Value before the Excess Withdrawal adjustment = $50,000
Benefit Base = $100,000
Excess Withdrawal amount: $10,000
Covered Fund Value after adjustment= $50,000 - $10,000 = $40,000
Covered Fund Value adjustment = $40,000/$50,000 = 0.80
Adjusted Benefit Base = $100,000 x 0.80 = $80,000
Fees Associated with the Covered Fund(s)
The Guarantee Benefit Fee, the M&E Charge, and any Consultant fees or charges assessed to the Covered Fund Value, as directed by you or your Consultant on your behalf and as agreed to by Great-West, will not be treated as an Excess Withdrawal, subject to the limitation described in this section.
You may make a withdrawal of up to 1.5% annually of the Covered Fund Value to pay for asset management or advisory service fees associated with the Income Strategy without the withdrawal being considered an Excess Withdrawal. If these fees exceed 1.5% annually of the Covered Fund Value, and the entire amount of the fees are withdrawn from the Covered Fund Value, the amount withdrawn above the 1.5% annual limit will be considered an Excess Withdrawal and will reduce the Benefit Base and GAWs as described above. You should discuss the impact of deducting Consultant fees from Annuity Account Value with a financial professional prior to making any election.
Treatment of a Distribution During the GLWB Accumulation Phase
At the time of any partial or periodic Distribution, if the Covered Person is 59½ years of age or older, you may elect to begin the GAW Phase (as described below) and begin receiving GAWs at that time. If you choose not to begin the GAW Phase, the Distribution will be treated as an Excess Withdrawal and will reduce your Covered Fund Value and your Benefit Base (as described above).
If the Covered Person is not yet 59½ years old, then any partial or periodic Distribution will be treated as an Excess Withdrawal as described above.
Any Distribution made during the GLWB Accumulation Phase to satisfy any distribution limitation imposed under federal law will be considered an Excess Withdrawal at all times. You should consult a qualified tax advisor regarding contribution limits and other tax implications.
Death During the GLWB Accumulation Phase
If an Owner dies before the Initial Installment Date, the GLWB will terminate and the Covered Fund Value will be paid to the Beneficiary in accordance with the terms of the Contract (unless a Spouse Beneficiary makes an election to continue the Contract as provided in this section).
If a Spouse Beneficiary who was legally married to the deceased Owner under applicable law as of the date of death becomes the sole Owner and Beneficiary under the terms of the Contract, the Spouse Beneficiary may continue the Contract and maintain the deceased Owner’s current Benefit Base as of the date of death. In this case, the Ratchet Date will continue to be the same date as it was under the deceased Owner. A Spouse Beneficiary also has the option to establish a new GLWB Rider Election Date with a new Benefit Base based on the current Covered Fund Value. In this case, the Ratchet Date will be the anniversary of the new GLWB Rider Election Date. In either situation, the Spouse Beneficiary will become the sole Owner. The new Owner will be subject to all terms and conditions of the GLWB Rider, Contract and the Code, if applicable. Any election made by a Spouse Beneficiary pursuant to this section is irrevocable.
A non-Spouse Beneficiary cannot elect to maintain the Benefit Base. Upon the death of the Owner, the deceased Owner’s Covered Fund Value will be liquidated and will be transferred into the Great-West Government Money Market Sub-Account and distributed to the non-Spouse Beneficiary.
When the Contract is owned by a Non-Grantor Trust, upon the death of the Annuitant, the Covered Fund Value will be liquidated and transferred into the Great-West Government Money Market Sub-Account, and the Death Benefit payable under the Contract will be paid. If either Joint Annuitant dies, the GLWB will continue with the remaining single Annuitant in accordance with the death distribution rules under the Code unless the Owner elects to receive the Death Benefit.
If the Owner has elected a Pre-Selected Beneficiary Payout Option and a Beneficiary is not entitled to continue the Contract, the Covered Fund Value will be liquidated and transferred into the Great-West Government Money Market Sub-Account, and then distributed to the Beneficiary according to the terms of the Pre-Selected Beneficiary Payout Options elected. See “Pre-Selected Beneficiary Payout Options” above for more information.

GAW Phase
The GAW Phase begins when you elect to receive GAWs under a GLWB Rider. The GAW Phase continues until the Covered Fund Value reaches zero and the GLWB Settlement Phase begins. The GAW Phase cannot begin until all Covered Persons attain age 59½.
To initiate the GAW Phase, you must submit a written Request to Great-West. At that time, you must provide sufficient documentation in good order and in a manner reasonably satisfactory to Great-West for Great-West to determine the age of each Covered Person. You may also begin the GAW Phase by initiating a Distribution while you are in the GLWB Accumulation Phase and the Covered Person(s) is 59½ years of age or older. At that time, you may elect to begin receiving Installments and establish your GAW%. If you choose not to initiate the GAW Phase, the Distribution will be treated as an Excess Withdrawal and the GAW Phase will not begin. If the Covered Person(s) is not yet 59½ years old, then any partial or periodic Distribution will be treated as an Excess Withdrawal and the GAW Phase will not begin. In these situations, the Benefit Base will be adjusted by the ratio of the Covered Fund Value after the Excess Withdrawal to the previous Covered Fund Value.
Because the GAW Phase cannot begin until all Covered Persons under a GLWB Rider attain age 59½, any Distributions taken before then will be considered Excess Withdrawals and will be deducted from the Covered Fund Value and Benefit Base. See “GLWB Accumulation Phase” above for more information.
Because of decreasing life expectancy as you age, in certain circumstances, the longer you wait to start taking GAWs, the less likely it is that you will benefit from your GLWB Rider. On the other hand, the earlier you begin taking GAWs, the lower the GAW Percentage you will receive and therefore the lower your GAWs (if any) will be. You should talk to your financial advisor or tax advisor before initiating the GAW Phase to determine the most financially beneficial time for you to begin taking GAWs.
Calculation of Guaranteed Annual Withdrawals
Please note how the GAW is calculated because it will affect the benefits you receive under a GLWB Rider. Once you initiate the GAW Phase by submitting a Request to begin receiving GAW payments, we will verify the age of the Covered Person(s) and then determine the amount of the GAW.
To determine the amount of the GAW under the Secure Income Foundation and Secure Income Max GLWB Riders, we will compare the current Benefit Base to the current Covered Fund Value on the Initial Installment Date. To determine the amount of the GAW under the Secure Income Plus GLWB Rider, we will compare the current Benefit Base plus the Ratchet year’s portion of the annual roll-up amount to the current Covered Fund Value on the Initial Installment Date. If the Covered Fund Value is greater than the Benefit Base, we will increase the Benefit Base to equal the Covered Fund Value, and the GAW will be based on the increased Benefit Base amount.
During the GAW Phase, your Benefit Base may receive an annual adjustment. This adjustment is discussed below, and, if applicable, will occur on your Ratchet Date. Your Ratchet Date will become the anniversary of the Initial Installment Date and will no longer be the anniversary of the GLWB Rider Election Date as it was during the GLWB Accumulation Phase.
We use your Benefit Base to calculate the GAW you receive. However, even though the Benefit Base may be adjusted annually, your GAW% will not change unless there is a reset based on the age of the Covered Person(s). See “Reset of the GAW% During the GAW Phase” below.
To calculate the GAW, based on the age of the Covered Person on the Initial Installment Date, we multiply the Benefit Base by the GAW% contained in the Rate Sheet Supplement in effect at the time you signed the application to purchase your Contract, rather than the time you choose to elect a GLWB Rider. The amount of the Installment equals the GAW divided by the number of payments per year under the Installment Frequency Option you have chosen. We may allow Installments that annually total less than the GAW. If the total GAW amount is not taken as Installments, the amount not taken does not increase future Installments.
GAW%s, Joint GAW%s, Accumulation Credits, and Distribution Credits reflected in Rate Sheet Supplements may be found in an appendix to this Prospectus, as well as on the SEC’s website (www.sec.gov) by searching with File Number 333-212091.
Installments during the GAW Phase will reduce your Covered Fund Value on a dollar-for-dollar basis, but they will not reduce your Benefit Base.
Any election which affects the calculation of the GAW is irrevocable. Please consider all relevant factors when making an election to begin the GAW Phase. For example, an election to begin receiving Installments based on a sole Covered Person cannot subsequently be changed to Joint Covered Persons once the GAW Phase has begun. Similarly, an election to receive Installments based on Joint Covered Persons cannot subsequently be changed to a sole Covered Person. Installments will reduce the Covered Fund Value on a dollar-for-dollar basis.
Installment Frequency Options
You may elect to receive Installments on any of the following frequency periods: annually, semi-annually, quarterly, or monthly. You may Request to change the Installment Frequency Option starting on each Ratchet Date during the GAW Phase.
Lump Sum Distribution Option
At any time during the GAW Phase, if you are receiving Installments more frequently than annually, you may elect to take a lump sum Distribution up to the remaining scheduled amount of the GAW for that year.
Numerical Example of Lump Sum Distribution
Assume the following:
GAW = $4,800 with a monthly distribution of  $400
Three monthly Installments have been made (3 x $400 = $1,200)
Remaining GAW = GAW - paid Installments to date = $4,800 - $1,200 = $3,600
So, a Lump Sum Distribution of  $3,600 may be taken.
Suspending and Re-Commencing Installments After a Lump Sum Distribution
It is your responsibility to Request the suspension of the remaining Installments that are scheduled to be paid during the year until the next Ratchet Date. If you choose not to suspend the remaining Installments for the year, an Excess Withdrawal may occur. See “Effect of Excess Withdrawals During the GAW Phase” described below.
After receiving a Lump Sum Distribution and suspending Installments, you must notify Great-West that you wish to recommence Installment payments for the next year. Great-West must receive notice 30 calendar days before the next Ratchet Date that you wish to recommence payments; otherwise, Great-West will not make any Installments. The Ratchet Date will not change if Installments are suspended.
The Owner is solely responsible for any adverse consequences that may result of any Distributions or withdrawals. The Owner should consult with a financial advisor prior to making any withdrawals.
Payments on Death During GAW Phase
If an Owner Dies After the Initial Installment Date as a Single Covered Person for Non-Qualified Annuity Contracts  If an Owner dies after the Initial Installment Date without a second Covered Person, the GLWB will terminate and no further Installments will be paid. If the death occurs before the GLWB Settlement Phase, the remaining Covered Fund Value will be liquidated and will be transferred into the Great-West Government Money Market Sub-Account and distributed to the Beneficiary. If permitted by the Contract and the Code, if applicable, the surviving spouse Beneficiary may elect to have a new Contract issued with the surviving spouse Beneficiary as the sole Owner and Covered Person, in which event an initial Benefit Base will be established and he or she will be subject to all terms and conditions of the Contract and the Code, if applicable. Any election made by the surviving spouse Beneficiary is irrevocable.
If the Owner has elected a Pre-Selected Beneficiary Payout Option, the Covered Fund Value will be liquidated and transferred into the Great-West Government Money Market Sub-Account, and then distributed to the Beneficiary according to the terms of the Pre-Selected Beneficiary Payout Options elected. See “Pre-Selected Beneficiary Payout Options” above for more information.
If an Owner Dies After the Initial Installment Date while Second Covered Person is Living for Non-Qualified Annuity Contracts  Upon the death of an Owner after the Initial Installment Date, and while a second Covered Person who was legally married to the deceased Owner under applicable law on the date of death is still living, the surviving Covered Person will become the sole Owner and Beneficiary (if permitted by the terms of the Contract and the Code, if applicable), and he or she will acquire all rights under the Contract and will continue to receive GAWs based on the deceased Owner’s election. Installments may continue to be paid to the surviving Covered Person based on the GAW% for Joint Covered Persons. Installments will continue to be paid to the surviving Covered Person until his or her death and, upon death, the surviving Covered Person’s beneficiary will receive any remaining Covered Fund Value if such death occurs before the GLWB Settlement Phase. Alternatively, the surviving Covered Person may elect to receive his or her portion of the Covered Fund Value as a lump sum Distribution. In either situation the Ratchet Date will be the date when the Annuity Account is established.

For Contracts owned by Non-Grantor Trusts, Installments will continue to be paid to the surviving Covered Person in accordance with permissible distributions under the Code and other applicable state and federal laws, rules, and regulations governing such benefit payments. Alternatively, the surviving Covered Person may elect to receive his or her portion of the Covered Fund Value as a lump sum Distribution. The Ratchet Date will be the date when the Annuity Account is established.
If the Owner has elected a Pre-Selected Beneficiary Payout Option and the Beneficiary is not entitled to continue the Contract, the Covered Fund Value will be liquidated and transferred into the Great-West Government Money Market Sub-Account, and then distributed to the Beneficiary according to the terms of the Pre-Selected Beneficiary Payout Options elected. See “Pre-Selected Beneficiary Payout Options” above for more information.
To the extent the surviving Covered Person/Beneficiary becomes the sole Owner, he or she will be subject to all terms and conditions of the Contract, the GLWB Rider and the Code, if applicable.
Any election made by the Beneficiary pursuant to this section is irrevocable.
If the Owner Dies After the Initial Installment Date as a Single Covered Person for Qualified Annuity Contracts  If the Owner dies after the Initial Installment Date without a second Covered Person, the GLWB will terminate and no further Installments will be paid. If the death occurs before the GLWB Settlement Phase, the remaining Covered Fund Value will be distributed to the Beneficiary in accordance with the terms of the Contract. If permitted by the Contract and the Code, the Owner’s Beneficiary may elect to continue the Contract in which event an initial Benefit Base will be established and he or she will be subject to all terms and conditions of the GLWB Rider and the Code. Any election made by the Beneficiary is irrevocable.
If the Owner has elected a Pre-Selected Beneficiary Payout Option and the Beneficiary is not entitled to continue the Contract, the Covered Fund Value will be liquidated and transferred into the Great-West Government Money Market Sub-Account, and then distributed to the Beneficiary according to the terms of the Pre-Selected Beneficiary Payout Options elected. See “Pre-Selected Beneficiary Payout Options” above for more information.
If the Owner Dies After the Initial Installment Date while Second Covered Person is Living for Qualified Annuity Contracts  Upon the death of an Owner after the Initial Installment Date, and while the second Covered Person is still living, the second surviving spouse Covered Person/Beneficiary may elect to become an Owner (if permitted by the Contract and the Code) and he or she will acquire all rights under the GLWB Rider and continue to receive GAWs based on the original Owner’s election. Installments may continue to be paid to the surviving Covered Person based on the GAW% for Joint Covered Persons. Installments will continue to be paid to the surviving Covered Person until his or her death and, upon death, the surviving Covered Person’s beneficiary will receive any remaining Covered Fund Value. Alternatively, he or she may elect to receive his or her portion of the Covered Fund Value as a lump sum Distribution or can separately elect to become an Owner. In either situation the Ratchet Date will be the date when the Account is established.
For Contracts owned by Non-Grantor Trusts, Installments will continue to be paid to the surviving Covered Person in accordance with permissible distributions under the Code and other applicable state and federal laws, rules, and regulations governing such benefit payments. Alternatively, the surviving Covered Person may elect to receive his or her portion of the Covered Fund Value as a lump sum Distribution. The Ratchet Date will be the date when the Annuity Account is established.
If the Owner has elected a Pre-Selected Beneficiary Payout Option and the Beneficiary is not entitled to continue the Contract, the Covered Fund Value will be liquidated and transferred into the Great-West Government Money Market Sub-Account, and then distributed to the Beneficiary according to the terms of the Pre-Selected Beneficiary Payout Options elected. See “Pre-Selected Beneficiary Payout Options” above for more information.
To the extent the Beneficiary becomes an Owner, he or she will be subject to all terms and conditions of the GLWB Rider and the Code.
Effect of Excess Withdrawals During the GAW Phase
After the Initial Installment Date, the portion of Distributions or Transfers, that, combined with all other amounts, exceeds the GAW amount will be considered an Excess Withdrawal. The Benefit Base will be adjusted by the ratio of the new Covered Fund Value (after the Excess Withdrawal) to the previous Covered Fund Value (before the Excess Withdrawal). If an Excess Withdrawal occurs, the GAW and current Benefit Base will be adjusted on the next Ratchet Date.
If an Owner Requests a Distribution or Transfer over the telephone, Great-West will advise the Owner whether such Distribution or Transfer will be considered an Excess Withdrawal and/or advise the maximum amount that he or she could receive prior to the Distribution or Transfer being considered an Excess Withdrawal. Alternatively, if an Owner makes a Request in writing, Great-West will advise the Owner that Excess Withdrawals could reduce future benefits by more than the dollar amount of the Excess Withdrawal and that the Owner may contact Great-West by telephone to determine whether, as of the date of the Request, the Requested Distribution or Transfer would be considered an Excess Withdrawal. The actual dollar effect of such Distribution or Transfer will be determined as of the date that Great-West receives the Request, subject to the terms set forth in the written Request.
Numerical Example
Assume the following:
Covered Fund Value before GAW = $55,500
Benefit Base = $100,000
GAW% =5.5%
GAW Amount = $100,000 x 5.5% = $5,500
Total Annual withdrawal =$10,500
Excess withdrawal = $10,500 - $5,500 = $5,000
Covered Fund Value after GAW = $55,000 - $5,500 = $50,000
Covered Fund Value after Excess Withdrawal =$50,000 - $5,000 = $45,000
Adjustment due to Excess Withdrawal = $45,000/$50,000 = 0.90
Adjusted Benefit Base = $100,000 x 0.90 = $90,000
Adjusted GAW Amount = $90,000 x 5.5% = $4,950
(Assuming no GAW increase on succeeding Ratchet Date)
GLWB Settlement Phase
The GLWB Settlement Phase begins when the Covered Fund Value has reduced to zero as a result of negative Covered Fund(s) performance, payment of the Guarantee Benefit Fee, M&E Charge, and/or GAWs, but the Benefit Base is still positive.
When the GLWB Settlement Phase begins, if the remaining Covered Fund Value is less than the amount of the final Installment in the GAW Phase, Great-West will pay the remaining balance of the Installment within 7 days from the Installment Date. Installments continue for your life under the terms of the GLWB Rider, but all other rights and benefits under the GLWB Rider will terminate. Installments will continue in the same frequency as previously elected, and cannot be changed during the GLWB Settlement Phase. Installments from one anniversary to the next will equal the Guaranteed Annual Withdrawal Amount.
Distributions and Transfers are not permitted during the GLWB Settlement Phase.
During the GLWB Settlement Phase, the Guarantee Benefit Fee will not be deducted. When the last Covered Person dies during the GLWB Settlement Phase, the GLWB Rider will terminate and no Installments will be paid to the Beneficiary.
Divorce and the Income Strategy
Divorce During the GLWB Accumulation Phase — Non-Qualified Annuity Contracts
If the Annuity Account is transferred or split pursuant to a settlement agreement or a court-issued divorce Decree before the Initial Installment Date, the Owner(s) must immediately notify us and provide a copy of the Decree and any other information that we may require.
If the former Spouse of the Owner becomes the sole Owner of the Annuity Account by a settlement agreement or a court-issued divorce Decree, the Owner may Request that the Contract be reissued with the former Spouse as the sole Owner, otherwise the Contract and GLWB Rider will be terminated. If the Contract is so reissued, the current Benefit Base will be maintained.
If the Annuity Account is divided between the Owner and the Owner’s former Spouse by a settlement agreement or a court-issued divorce Decree, the Owner’s current Contract will be maintained and a new Contract will be issued to the former Spouse. The Benefit Base will be divided in the same proportion as the respective Covered Fund Values as of the date of issuance.
Divorce During the GLWB Accumulation Phase — Qualified Annuity Contracts
Pursuant to Section 408(d)(6) of the Code and the regulations thereunder, Great-West will make payment to the Alternate Payee and/or establish an Annuity Account on behalf of the Alternate Payee named in a Decree received during the GLWB Accumulation Phase. The Alternate Payee will be responsible for submitting a Request to begin Distributions in accordance with the Code.
If the Alternate Payee named in the Decree is the Owner’s Spouse during the GLWB Accumulation Phase, he or she may elect to become an Owner, either by maintaining the current Benefit Base of the previous Owner, divided pursuant to the terms of the Decree, or establishing a new Benefit Base based on the current Covered Fund Value on the date his or her Annuity Account is established and he or she will continue as an Owner. If the Alternate Payee elects to maintain the current Benefit Base, the Benefit Base will be divided between the Owner and the Alternate Payee in the same proportion as their respective Covered Fund Values pursuant to the terms of the Decree. In either situation, the Alternate Payee’s Election Date will be the date the Annuity Account is established.
To the extent that the Alternate Payee becomes an Owner, she or he will be subject to all terms and conditions of the Contract.
Any election made by the Alternate Payee pursuant to this section is irrevocable.
Divorce During the GAW Phase — Non-Qualified Annuity Contracts
If the Annuity Account is transferred or split pursuant to a settlement agreement or a court-issued divorce Decree after the Initial Installment Date but before the GLWB Settlement Phase, the Owner(s) must immediately notify Great-West and provide the information that Great-West requires.
Pursuant to the agreement or Decree, if there is a single Covered Person, the Benefit Base and GAW will be divided between the Spouses in the same proportion as their respective Covered Fund Values as of the effective date of the agreement or Decree. The Owner may continue to receive proportional GAWs after the Annuity Accounts are split. The former Spouse may elect to receive his or her portion of the Covered Fund Value as a lump sum Distribution or can separately elect to become an Owner and receive his or her proportional GAWs.
Pursuant to the agreement or Decree, if there are two Covered Persons, the Benefit Base and GAW will be divided in the same proportion as their respective Covered Fund Values as of the effective date of the agreement or Decree. The Owner may continue to receive the proportional GAWs after the Annuity Accounts are split, based on the amounts calculated pursuant to the Joint GAW%. The former Spouse may elect to receive his or her portion of the Covered Fund Value as a lump sum Distribution or can separately elect to continue proportionate GAWs in the GAW Phase based on the amounts calculated pursuant to the Joint GAW% after the Annuity Accounts are split. A new Installment anniversary date will be established for the former Spouse on the date the Annuity Accounts are split.
In the alternative, the former Spouse may establish a new GLWB in the GLWB Accumulation Phase with the Benefit Base based on the current Covered Fund Value on the date his or her Annuity Account is established.
To the extent that the former Spouse becomes an Owner, he or she will be subject to all terms and conditions of the GLWB Rider and the Code.
Any election made by the former Spouse pursuant to this section is irrevocable.
The treatment of Non-Qualified Annuity Contracts held as an investment in a custodial IRA will be governed by the divorce Decree as it applies to the IRA.
Divorce During the GAW Phase — Qualified Annuity Contracts
Pursuant to Section 408(d)(6) of the Code and the regulations thereunder, Great-West will make payment to the Alternate Payee and/or establish an Annuity Account on behalf of the Alternate Payee named in a Decree approved during the GAW Phase. The Alternate Payee will be responsible for submitting a Request to begin Distributions in accordance with the Code.
Pursuant to the instructions in the Decree, if there is a single Covered Person, the Benefit Base and GAW will be divided in the same proportion as their respective Covered Fund Values as of the effective date of the Decree. The Owner may continue to receive the proportional GAWs after the Annuity Accounts are split. If the Alternate Payee is the Owner’s Spouse, he or she may elect to receive his or her portion of the Covered Fund Value as a lump sum Distribution or can separately elect to become an Owner.
Pursuant to the instructions in the Decree, if there are two Covered Persons, the Benefit Base and GAW will be divided in the same proportion as their respective Covered Fund Values as of the effective date of the Decree. The Owner may continue to receive the proportional GAWs after the Annuity Accounts are split, based on the amounts calculated pursuant to the Joint Covered Persons GAW%. If the Alternate Payee is the Owner’s Spouse, he or she may elect to receive his or her portion of the Covered Fund Value as a lump sum Distribution or can separately elect to continue proportionate GAWs in the GAW Phase based on the amounts calculated pursuant to the Joint Covered Persons

GAW% after the Annuity Accounts are split. A new Installment anniversary date will be established for the Alternate Payee on the date the Annuity Accounts are split.
In the alternative, the Alternate Payee may establish a new GLWB in the GLWB Accumulation Phase with the Benefit Base based on the current Covered Fund Value on the date his or her Annuity Account is established.
To the extent that the Alternate Payee becomes an Owner, he or she will be subject to all terms and conditions of the GLWB Rider and the Code.
Any election made by the Alternate Payee pursuant to this section is irrevocable.
Divorce During the GLWB Settlement Phase
If a Request is made in connection with a divorce, Great-West will divide the Installment pursuant to the terms of any settlement or divorce Decree. Installments will continue pursuant to the lives of each payee.
Termination of a GLWB Rider
A GLWB Rider will terminate upon the earliest of:
•
the date of death of the Owner if there is no surviving Covered Person;

•
the date of death of the Annuitant if there is no surviving Covered Person of a Contract held by a Non-Grantor Trust;

•
the date Death Benefits are paid to the Owner of a Contract held by a Non-Grantor Trust;

•
the date there is no longer a Covered Person under the GLWB Rider;

•
the date the Contract is terminated;

•
the date the Covered Fund Value or Benefit Base is reduced to zero prior to the GLWB Settlement Phase due to one or more Excess Withdrawals; or

•
the Annuitant’s 99th birthday, if no Installments have been taken.

If the GLWB is terminated, the Benefit Base, GAW and any other benefit accrued or received under the GLWB will also terminate. The Owner may not make any subsequent Transfers or GLWB Rider Contributions into the GLWB Rider until at least ninety (90) calendar days after termination of the GLWB, at which point a new GLWB Rider Election Date will be recorded. In such an event, the Benefit Base will be based on the current Covered Fund Value on the date the new GLWB is established.
We will not provide Owners with notice prior to termination of the Contract or GLWB Rider and the Guarantee Benefit Fee will not be refunded upon termination of a GLWB Rider.
Guaranteed Lifetime Withdrawal Benefit Riders
You should consult with your financial adviser to assist you in determining whether a GLWB Rider is suited for your financial needs and investment risk tolerance. Adding a GLWB Rider to your Contract may not be in your interest since all conditions of the GLWB Rider must be met, an additional annual fee is imposed, and a Covered Person must remain living for you to receive certain benefits. Furthermore, a GLWB Rider contains different investment options (Covered Funds) and different investment limitations and conditions than otherwise available under the Contract. You should carefully consider each of these factors before deciding if a GLWB Rider is suitable for your needs, especially at older ages.
If the Owner is an IRA custodian or trustee and Joint Covered Persons are selected, the Spouse of the Underlying IRA Holder must be the Joint Covered Person and must be the designated beneficiary of the custodial or trusteed account. Underlying IRA Holders should consult with a competent tax advisor regarding whether selecting Joint Covered Persons under a GLWB Rider is suitable for the Underlying IRA Holder’s needs.
The applicable GAW%, Joint GAW%, Accumulation Credit, and Distribution Credit are shown in the Rate Sheet Supplement in effect at the time you signed the application to purchase your Contract, rather than at the time you elect a GLWB Rider. If you would like more information on the GLWB Riders, the GAW%, Joint GAW%, Accumulation Credit, or Distribution Credit applicable to you, or for a copy of the Rate Sheet Supplement in effect at the time you signed the application to purchase your Contract, please contact our Retirement Resource Operations Center.
Great-West Secure Income Plus GLWB Rider (Guarantee Benefit Fee = 1.30% of the Benefit Base)

Provided all conditions are met, the Great-West Secure Income Plus GLWB Rider provides an annual withdrawal amount that is guaranteed for the lifetime of the Covered Person(s) according to a fixed schedule that varies the GAW% with the age of the Covered Person(s). Prior to starting Guaranteed Annual Withdrawals, the Benefit Base increases by a guaranteed minimum amount each Contract Year up to a maximum of 10 Contract Years, subject to the Benefit Base cap of  $5 million. The Accumulation Credit applicable to you is disclosed in the Rate Sheet Supplement in effect at the time you signed the application to purchase your Contract, rather than at the time you elect a GLWB Rider.
The Great-West Secure Income Plus GLWB Rider is designed for those who want to be guaranteed higher income regardless of the interest rate environment. Compared to the Great-West Secure Income Foundation GLWB Rider, the Great-West Secure Income Plus GLWB Rider offers additional benefits in exchange for a higher Guarantee Benefit Fee.
During the GLWB Accumulation Phase, you may make additional GLWB Rider Contributions to the Covered Fund(s) in addition to your initial GLWB Rider Contribution. Additional Contributions may also be made during the GAW Phase.
Calculation of Installment Amount
The GAW% is based on the age of the Covered Person(s) as of the date we calculate the first Installment. If there are two Covered Persons, the Joint GAW% is based on the age of the younger Covered Person.
Examples are set forth below. If you would like more information on your GAW%, Joint GAW%, or Accumulation Credit, or for a copy of the Rate Sheet Supplement in effect at the time you signed the application to purchase your Contract, please contact our Retirement Resource Operations Center.
Numerical Examples of the GAW- Great-West Secure Income Plus GLWB Rider
(GAW%s used in these examples are for illustration purposes only. The GAW%s applicable to you are disclosed in the Rate Sheet Supplement in effect at the time you signed the application to purchase your Contract.)
Scenario #1: 72-Year-Old Single Covered Person
Benefit Base = $80,000
Single GAW%: 6.00%
GAW = $4,800 ($80,000 x 6.00%)
Scenario #2: 68-Year-Old Joint Covered Person with a 63 Year Old Spouse
Benefit Base = $80,000
Joint GAW% = 3.50%
(for a 63-year old)
GAW = $2,800 ($80,000 x 3.50%)
Scenario #3: 60-Year-Old Single Covered Person
Benefit Base = $80,000
Single GAW%: 4.00%
GAW = $3,200 ($80,000 x 4.00%)
Scenario #4: 71-Year-Old Joint Covered Person with a 65 Year Old Spouse
Benefit Base = $80,000
Joint GAW% = 4.50%
(for a 65-year-old)
GAW = $3,600 ($80,000 x 4.50%)
The Great-West Secure Income Plus GLWB Rider calculates annual adjustments to your Benefit Base differently than the other GLWB Riders:
On each Ratchet Date, we will evaluate your Benefit Base, and will adjust your Benefit Base to equal the greater of:
•
your current Benefit Base plus an Accumulation Credit; or

•
your current Covered Fund Value.

The Accumulation Credit is equal to the sum of 1 and 2:
1.
Greater of the Accumulation Credit in effect at the time you purchase your Contract times:

a.
the Market Ratchet Value (the last adjustment to the Benefit Base as a result of an increase to the Covered Fund Value) adjusted for proportional withdrawals; or

b.
the sum of previous years’ Great-West Secure Income Plus GLWB Rider Contributions less proportional withdrawals.

2.
the Accumulation Credit in effect at the time you purchase your Contract times the proportional Contributions in Ratchet Period.

In any year in which there is an Excess Withdrawal, the Accumulation Credit will be zero. The accumulation period begins on the Rider Election Date and ends on the earliest of:
•
the 10th anniversary after the Rider Election Date;

•
the commencement of the GAW Phase; or

•
the date the Great-West Secure Income Plus GLWB Rider terminates.

When the accumulation period ends, the Accumulation Credit will be zero.
Great-West Secure Income Max GLWB Rider (Guarantee Benefit Fee = 1.20% of the Benefit Base)
Provided all conditions are met, the Great-West Secure Income Max GLWB Rider provides an annual withdrawal amount that is guaranteed for the lifetime of the Covered Person(s) according to a fixed schedule that varies the GAW% with the age of the Covered Person(s). Owners may receive a higher GAW% for Rider Contributions aged 5 years or more prior to starting the GAW Phase. The Distribution Credit applicable to you is disclosed in the Rate Sheet Supplement in effect at the time you signed the application to purchase your Contract, rather than at the time you elect a GLWB Rider.
The Great-West Secure Income Max GLWB Rider is designed for those who want to be guaranteed higher income regardless of the interest rate environment. Compared to the Great-West Secure Income Foundation GLWB Rider, the Great-West Secure Income Max GLWB Rider offers additional benefits in exchange for a higher Guarantee Benefit Fee.
During the GLWB Accumulation Phase, you may make additional GLWB Rider Contributions to the Covered Fund(s) in addition to your initial GLWB Rider Contribution. Additional Contributions may also be made during the GAW Phase.
Calculation of Installment Amount
The GAW% is based on the age of the Covered Person(s) as of the date we calculate the first Installment. If there are two Covered Persons, the Joint GAW% is based on the age of the younger Covered Person.
Examples are set forth below. If you would like more information on your GAW%, Joint GAW%, or Distribution Credit, or for a copy of the Rate Sheet Supplement in effect at the time you signed the application to purchase your Contract, please contact our Retirement Resource Operations Center.
Numerical Examples of the GAW- Great-West Secure Income Max GLWB Rider
(GAW%s used in these examples are for illustration purposes only. The GAW%s applicable to you are disclosed in the Rate Sheet Supplement in effect at the time you signed the application to purchase your Contract.)
Scenario #1: 72-Year-Old Single Covered Person, Starting Withdrawals within Five Years of Contribution
Benefit Base = $80,000
Single GAW%: 6.00%
GAW = $4,800 ($80,000 x 6.00%)
Scenario #2: 72-Year-Old Single Covered Person, Starting Withdrawals Five years after Contribution
Benefit Base = $80,000
Single GAW%: 7.00% (GAW% Enhanced by 1% Distribution Credit)
GAW = $5,600 ($80,000 x 7.00%)
Scenario #3: 68-Year-Old Joint Covered Person with a 63 Year Old Spouse, Starting Withdrawals within Five Years of Contribution

Benefit Base = $80,000
Joint GAW% = 3.50%
(for a 63-year old)
GAW = $2,800 ($80,000 x 3.50%)
Scenario #4: 60-Year-Old Single Covered Person Starting Withdrawals within Five Years of Contribution
Benefit Base = $80,000
Single GAW%: 4.00%
GAW = $3,200 ($80,000 x 4.00%)
Scenario #5: 71-Year-Old Joint Covered Person with a 65 Year Old Spouse, Starting Withdrawals Five years after Contribution
Benefit Base = $80,000
Joint GAW% = 5.50% (GAW% Enhanced by 1% Distribution Credit)
(for a 65-year-old)
GAW = $4,400 ($80,000 x 5.50%)
Great-West Secure Income Foundation GLWB Rider (Guarantee Benefit Fee = 0.90% of the Benefit Base)
Provided all conditions are met, the Great-West Secure Income Foundation GLWB Rider provides an annual withdrawal amount that is guaranteed for the lifetime of the Covered Person(s) according to a fixed schedule that varies the GAW% with the age of the Covered Person(s).
The Great-West Secure Income Foundation GLWB Rider is designed for those who want to be guaranteed higher income regardless of the interest rate environment. On each Ratchet Date during the GAW Phase, we will adjust your Benefit Base to equal your Current Covered Fund Value if an age reset calculation results in a higher GAW Amount.
During the GLWB Accumulation Phase, you may make additional GLWB Rider Contributions to the Covered Fund(s) in addition to your initial GLWB Rider Contribution. Additional Contributions may also be made during the GAW Phase.
Calculation of Installment Amount
The GAW% is based on the age of the Covered Person(s) as of the date we calculate the first Installment. If there are two Covered Persons, the Joint GAW% is based on the age of the younger Covered Person.
Examples are set forth below. If you would like more information on your GAW% or Joint GAW%, or for a copy of the Rate Sheet Supplement in effect at the time you signed the application to purchase your Contract, please contact our Retirement Resource Operations Center.
Numerical Examples of the GAW- Great-West Secure Income Foundation GLWB Rider
(GAW%s used in these examples are for illustration purposes only. The GAW%s applicable to you are disclosed in the Rate Sheet Supplement in effect at the time you signed the application to purchase your Contract.)
Scenario #1: 72 Year Old Single Covered Person
Benefit Base = $80,000
Single GAW%: 6.00%
GAW = $4,800 ($80,000 x 6.00%)
Scenario #2: 68 Year Old Joint Covered Person with a 63 Year Old Spouse
Benefit Base = $80,000
Joint GAW% = 3.50%
(for 63 year old)
GAW = $2,800 ($80,000 x 3.50%)
Scenario #3: 60 Year Old Single Covered Person
Benefit Base = $80,000
Single GAW% = 4.00%

GAW = $3,200 ($80,000 x 4.00%)
Scenario #4: 71 Year Old Joint Covered Person with a 65 Year Old Spouse
Benefit Base = $80,000
Joint GAW%: 4.50%
(for a 65 year old)
GAW = $3,600 ($80,000 x 4.50%)
Ratchet to Benefit Base During the GAW Phase (applicable to all GLWB Riders)
Once a year, on your Ratchet Date, we will review your GAW and may make an adjustment by increasing your GAW amount. This adjustment, if applicable, will be made by a Ratchet. Just like the Accumulation Phase, we will compare the Covered Fund Value to determine if it exceeds the Benefit Base. If so, we will adjust the Benefit Base to equal the Covered Fund Value.
On each Ratchet Date, the Benefit Base automatically adjusts to the greater of:
1.
 the current Benefit Base; or

2.
 the current Covered Fund Value.

GAWs will adjust annually on the Ratchet Date based on the new Benefit Base. This information will be reflected in your quarterly statement and online.
Reset of the GAW% During the GAW Phase
Annually, Great-West shall multiply the Covered Fund Value, subject to the Benefit Base cap, as of the Ratchet Date by the Attained Age GAW% (based on your or the younger Joint Covered Person’s Attained Age on the Ratchet Date) and determine if it is higher than the current Benefit Base multiplied by the current GAW%. Great-West will then provide the Owner with the result of this calculation. This information will be reflected in your quarterly statement and online.
Installments will not change unless Requested by the Owner.
Unless you have provided the Retirement Resource Operations Center with a Request to always increase your Installments to the maximum permitted amount, your Installments will not automatically default to the maximum, and will not change unless Requested by the Owner. You may Request to change your Installments at any time before your next Ratchet Date. If beneficial, the current GAW% will change to the Attained Age GAW% and the Benefit Base will change to the current Covered Fund Value as of the Ratchet Date. If the reset takes effect, it will be effective on the Ratchet Date as the Ratchet Date does not change due to reset.
Example:
If (Attained Age GAW%) x (Covered Fund Value as of Ratchet Date)
is greater than (Current GAW%) x (Current Benefit Base)
then (Attained Age GAW%) x (Covered Fund Value as of Ratchet Date) becomes new GAW and (Covered Fund Value) = (New Benefit Base)
Numerical Example When Reset is Beneficial
Assume the following:
Age at Initial Installment Date: 60
Attained Age: 70
Covered Fund Value = $120,000
Current Benefit Base = $125,000
Current GAW% before Ratchet Date: 4%
Attained Age GAW% after Ratchet Date: 6%
(Current GAW%) x (Current Benefit Base) = 4% x $125,000 = $5,000

(Attained Age GAW%) x (Covered Fund Value) = 6% x $120,000 = $7,200
So New GAW is $7,200
New Benefit Base is $120,000
New GAW% of 6% will take effect
Numerical Example When Reset is NOT Beneficial
Assume the following:
Age at Initial Installment Date: 60
Attained Age: 70
Covered Fund Value = $75,000
Current Benefit Base = $125,000
Current GAW% before Ratchet: 4%
Attained Age GAW% after Ratchet Date: 6%
(Current GAW%) x (Current Benefit Base) = 4% x $125,000 = $5,000
(Attained age withdrawal %) x (Covered Fund Value) = 6% x $75,000 = $4,500
So, because $4,500 is less than current GAW of  $5,000, no Reset of the GAW% will take effect.
The applicable GAW%, Joint GAW%, Accumulation Credit, and Distribution Credit are shown in the Rate Sheet Supplement in effect at the time you signed the application to purchase your Contract, rather than at the time you elect a GLWB Rider. If you would like more information on the GLWB Riders, the GAW%, Joint GAW%, Accumulation Credit, or Distribution Credit applicable to you, or for a copy of the Rate Sheet Supplement in effect at the time you signed the application to purchase your Contract, please contact our Retirement Resource Operations Center.
TAXATION OF ANNUITIES IN GENERAL
The following discussion of the federal income tax consequences is only a brief summary of general information and is not intended as tax advice to any individual. The federal income tax consequences discussed here reflect our understanding of current law and the law may change. Federal estate tax consequences and state and local estate, inheritance, and other tax consequences of ownership or receipt of distributions under a Contract depend on your individual circumstances or the circumstances of the person who receives the distribution.
You should consult a tax advisor for further information.
Federal Tax Matters
This discussion assumes that the Contract qualifies as an annuity contract for federal income tax purposes. This discussion is not intended to address the tax consequences resulting from all situations. If you are concerned about the tax implications relating to the ownership or use of the Contract, you should consult a competent tax advisor as to how the tax rules apply to you before initiating any transaction.
This discussion is based upon our understanding of the present federal income tax laws as they are currently interpreted by the IRS. No representation is made as to the likelihood of the continuation of the present federal income tax laws or of the current interpretation by the IRS. Moreover, no attempt has been made to consider any applicable state or other tax laws.
Because tax laws, rules, and regulations are constantly changing, we do not make any guarantees about the Contract’s tax status.
Taxation of Annuities
Section 72 of the Code governs the taxation of annuities. An Owner who is a “natural person” will not generally be taxed on increases, if any, in the value of the Annuity Account Value until all or part of the Annuity Account Value is distributed (for example, withdrawals, GAW payments or annuity payouts under the annuity payout option elected). An Owner who is a “non-natural entity,” such as a Non-Grantor Trust, will generally be taxed on increases, if any, in the value of the Annuity Account Value until all or part of the Annuity Account Value is distributed. However, if the Non-Grantor Trust is considered to be an agent for a natural person, the Contract generally will be treated as held by a natural person. You should consult with your tax advisor as to whether your Non-Grantor Trust satisfies the exception to the non-natural owner rule. Under a Grantor Trust, the Grantor, who must be a natural person, is treated as the Owner of the

Contract for tax purposes. Under a custodial or trusteed IRA account, the Underlying IRA Holder, who must be a natural person, is treated as the IRA owner for tax purposes. The taxable portion of a distribution (in the form of a single sum payout, a withdrawal, a GAW payment or an annuity) is taxable as ordinary income.
Withdrawals
Partial withdrawals, including GAW payments and periodic withdrawals that are not part of an annuity payout, are generally treated as taxable income to the extent that the Annuity Account Value immediately before the withdrawal exceeds the “investment in the Contract” at that time. Full surrenders are treated as taxable income to the extent that the amount received exceeds the “investment in the Contract.” The taxable portion of any withdrawal is taxed at ordinary income tax rates.
The IRS has not provided guidance as to the tax treatment of the charge for a GLWB (the Guarantee Benefit Fee) under the Contract. The IRS could treat the deduction of the Guarantee Benefit Fee from the Covered Fund Value as a deemed withdrawal from the contract subject to current income tax to the extent the amount deemed received exceeds the investment in the Contract and, if applicable, the 10% premature distribution penalty tax. We do not currently report charges for the GLWB as withdrawals, but we will do so in the future if the IRS requires that we do so.
Annuity Payouts
Although the tax consequences will vary depending on the annuity form elected under the Contract, in general, only the portion of the annuity payout that exceeds the exclusion amount will be taxed. The exclusion amount is generally determined by a formula that establishes the ratio of the “investment in the Contract” to the expected return under the Contract. For variable annuity payouts, in general there is no tax on the portion of each payout which represents the same ratio that the “investment in the Contract” allocated to the variable annuity payouts bears to the number of payouts expected to be made (determined by Treasury Department regulations which take into account the Annuitant’s life expectancy and the form of annuity benefit selected). However, the remainder of each annuity payout is taxable. Once the “investment in the Contract” has been fully recovered, the full amount of any additional annuity payouts is taxable. If the annuity payments stop as a result of an Annuitant’s death before full recovery of the “investment in the Contract,” you should consult a competent tax advisor regarding the deductibility of the unrecovered amount.
If part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives or for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals.
The taxable portion of any annuity payout is taxed at ordinary income tax rates.
Penalty Tax
There may be a federal income tax penalty imposed equal to 10% of the amount treated as taxable income. In general, however, there is no penalty tax on distributions:
•
Made on or after the date on which the Owner reaches age 59½;

•
Made as a result of death or disability of the Owner;

•
Received in substantially equal periodic payouts (at least annually) for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the Beneficiary.

Similar penalties are imposed on premature distributions from Qualified Annuity Contracts.
For more details regarding this penalty tax and other exemptions, including those related to COVID-19, that may be applicable, consult a competent tax advisor.
Taxation of Death Benefit Proceeds
Amounts may be distributed from the Contract because of the death of an Owner (or an Annuitant, if applicable). If the death occurs before annuity payouts start, such amounts are generally included in the income of the recipient as follows:
•
If distributed in a lump sum, they are taxed in the same manner as a full withdrawal, as described above.

•
If distributed under an annuity form, they are taxed in the same manner as annuity payouts, as described above.

If the death occurs on or after annuity payouts start, and before the end of any guarantee period, the payments that are made to the Beneficiary for the remainder of that period are fully excluded from income until the remaining investment in the contract is deemed to be recovered, and all annuity payments thereafter are fully includable in income.

Distribution at Death
For a Non-Qualified Annuity Contract to be treated as an annuity contract for federal income tax purposes, the terms of the Contract must provide the following two distribution rules:
•
If the Owner dies before the date annuity payouts start, the entire Annuity Account Value must generally be distributed within five years after the date of death. If payable to a designated Beneficiary, the distributions may be paid over the life of that designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, so long as payouts start within one year of the Owner’s death. If the sole designated Beneficiary is the Owner’s Spouse, the Contract may be continued in the name of the Spouse as Owner;

•
If the Owner dies on or after the date annuity payouts start, and before the entire interest in the Contract has been distributed, payments under the Contract must continue on the same or on a more rapid schedule than that provided for in the method in effect on the date of death.

See “Required Minimum Distributions from Qualified Annuity Contracts” below.
Diversification of Investments
For a Non-Qualified Annuity Contract to be treated as an annuity for federal income tax purposes, the investments of the Sub-Accounts must be “adequately diversified” in accordance with Treasury Department Regulations. If the Series Account or a Sub-Account failed to comply with these diversification standards, a Non-Qualified Annuity Contract would not be treated as an annuity contract for federal income tax purposes and the Owner would generally be taxed on the excess of the Annuity Account Value over the “investment in the Contract.”
Although we may not control the investments of the Covered Fund(s) or the Portfolios, we expect that the Covered Fund(s) and the Portfolios will comply with such regulations so that the Sub-Accounts will be considered “adequately diversified.” Owners bear the risk that the entire Non-Qualified Annuity Contract could be disqualified as an annuity under the Code due to the failure of the Series Account or a Sub-Account to be deemed to be adequately diversified.
Owner Control
In connection with its issuance of temporary and proposed regulations under Section 817(h) in 1986, the Treasury Department announced that those regulations did not “provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company to be treated as the owner of the assets in the account” (which would result in the current taxation of the income on those assets to the Owner). In Revenue Ruling 2003-91, the IRS provided such guidance by describing the circumstances under which the owner of a variable contract will not possess sufficient control over the assets underlying the contract to be treated as the owner of those assets for federal income tax purposes. Rev. Rul. 2003-91 states that the determination of whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances. We do not believe that the ownership rights of an Owner under the Contract would result in any Owner being treated as the owner of the assets of the Contract under Rev. Rul. 2003-91. However, we do not know whether the IRS will provide additional guidance on this issue and what standards that guidance may contain. Therefore, we reserve the right to modify the Contract as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Contract.
Multiple Contracts
All deferred, Non-Qualified Annuity Contracts that Great-West (or our affiliates) issues to the same Owner during any calendar year must be treated as a single annuity contract for purposes of determining the taxable amount.
Withholding
Distributions generally are subject to withholding at rates that vary according to the type of distribution and the recipient’s tax status. Recipients, however, generally are provided the opportunity to elect not to have tax withheld from distributions, except in certain circumstances.
Section 1035 Exchanges
Code Section 1035 provides that no gain or loss will be recognized on the exchange of one annuity contract for another. Generally, an annuity contract issued in an exchange for another annuity contract is treated as new for purposes of the penalty and distribution at death rules.
If the initial Contribution is made as a result of an exchange or surrender of another annuity contract, we may require you to inform us regarding the federal income tax status of the previous annuity contract.

In Revenue Procedure 2011-38, the IRS eased the restrictions on when a partial transfer between annuity contracts will be treated as a tax-free exchange under Code Section 1035. The original restrictions were imposed by Revenue Procedure 2008-24, which set forth the circumstances under which a direct transfer of a portion of the cash surrender value of an existing annuity contract for a second annuity contract would be treated by the IRS as a tax-free exchange.
Under Rev. Proc. 2011-38:
•
The period of time in which cash cannot be withdrawn from either contract after a partial transfer is 180 days; and

•
Annuity payments that satisfy the partial annuitization rule of Code Section 72(a)(2) will not be treated as a distribution from either the old or new contract.

Please discuss any tax consequences concerning any contemplated or completed transactions with a competent tax advisor.
Rollovers from Qualified Retirement Plans and IRAs
A Qualified Contract may be purchased through a rollover of assets from qualified retirement plans. You should consult with your plan sponsor, as well as a qualified tax professional, before rolling over retirement plan assets. The Contract may also be purchased through a rollover of assets from an IRA or Simplified Employee Pension (SEP) IRA.
Inherited IRAs
The Contract may be purchased by a beneficiary of an inherited IRA. Inherited IRAs will be administered according to the Code, including restricting Contributions and the administration of Required Minimum Distributions. Inherited IRA Owners may not elect a GLWB Rider or make Contributions to the Income Strategy. You should consult with a qualified tax professional before purchasing the Contract as an inherited IRA.
Assignment, Transfer or Exchange of the Contract
You may change the Owner any time before the Owner’s death, unless otherwise proscribed by applicable law. You must submit to us an original or certified copy of the assignment. Once we record the assignment, the Owner’s rights and those of the Beneficiary are subject to the assignment. We are not responsible for the validity of any assignment. An assignment of the Contract will result in termination of the GLWB Rider except in certain circumstances. See “Termination of a GLWB Rider” above.
The designation of an Annuitant or other Beneficiary who is not also the Owner may result in adverse tax consequences that are not discussed in this Prospectus.
Assignment or transfer of Ownership while the Owner is still alive will result in cancellation of any Pre-Selected Beneficiary Payout Options chosen by the Owner. See “Pre-Selected Beneficiary Payout Options” above for more information.
Investment Income Surtax
Distributions from Non-Qualified Annuity Contracts are considered “investment income” for purposes of the investment income surtax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g., earnings) to individuals, trusts, and estates whose income exceeds certain threshold amounts as follows: an amount equal to the lesser of  (a) “net investment income”; or (b) the excess of a taxpayer’s modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly or qualifying widow(er) with dependent child, $125,000 for married couples filing separately, and $200,000 for everyone else). The term net investment income excludes any distribution from an IRA or certain other retirement plans or arrangements. The IRS has issued regulations implementing this new provision of the law. Please consult with a competent tax advisor about the impact of the Investment Income Surtax on you.
Domestic Partnerships, Civil Unions, and Same-Sex Marriages
Under Treasury Department regulations the IRS will recognize same-sex marriages that are legally valid in the state where the couple married, regardless of whether the state in which the couple currently resides would recognize the marriage. In the 2015 case, Obergefell v. Hodges, the U.S. Supreme Court required all states to issue marriage licenses to same-sex couples and to recognize same-sex marriages validly performed in other jurisdictions. For federal tax purposes, the term ‘marriage’ does not include registered domestic partnerships, civil unions, or other similar formal relationships recognized under state law that are not denominated a ‘marriage’ under that state’s law. Therefore, domestic partners and individuals in civil unions are not treated as Spouses under this Contract. You are strongly encouraged to consult with a competent tax advisor for additional information on your state’s law regarding civil unions and same-sex marriages.

Qualified Annuity Contracts
Notwithstanding any provision of the Contract or GLWB Rider, certain provisions apply to Contracts intended to qualify as Individual Retirement Annuities under section 408(b) of the Code and Roth Individual Retirement Annuities under section 408A of the Code:
•
Only the Owner may be the Annuitant of the Contract;

•
Only one Owner may be established under the Contract;

•
The Contract will be established for the exclusive benefit of the Owner and the Beneficiary;

•
The entire interest of the Owner is non-forfeitable;

•
The Owner may not borrow any money under the Contract or pledge it as security for a loan;

•
The Contract is non-transferable: the Owner may not sell, assign or transfer the Contract, unless permitted by a Divorce or Separation Decree; and

•
Separate records will be maintained for the interest of each Owner. Great-West will furnish an annual calendar year report on the status of the Contract and such information concerning required minimum distributions as is prescribed by the Commissioner of Internal Revenue.

Contributions to Qualified Annuity Contracts
Except in the case of a “rollover contribution” as permitted by sections 402(c), 402(e)(6), 403(a)(4), 403(b)(8) 403(b)(10) 408(d)(3) or 457(e)(16) of the Code or a Contribution made in accordance with the terms of a Simplified Employee Pension (SEP), as described in Section 408(k), Contributions will only be accepted if they are in cash and the total of such Contributions must not exceed the maximum as Section 219(b)(5)(A) of the Code may allow, for any taxable year, regardless of whether such Contributions are deductible by the Owner under Section 219(b)(1) of the Code. In the case of an individual who is age 50 or older, the annual cash Contribution limit is increased by the amount as Section 219(b)(5)(B) of the Code may allow for any taxable year.
The Owner has sole responsibility for determining whether any premium payment meets applicable income tax requirements.
Required Minimum Distributions from Qualified Annuity Contracts
It is the responsibility of the Owner to Request payments in accordance with the minimum distribution requirements of the Code. Great-West is not responsible for any penalties resulting from a failure to Request timely payments in the proper amount. Required Minimum Distributions (“RMDs”) made from a GLWB Rider will only be made in a manner consistent with the required minimum distribution rules or other provisions of the Code as detailed below.
If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.
Any RMD during the GLWB Accumulation Phase will be considered an Excess Withdrawal.
During the GAW Phase, RMDs will not be considered to be Excess Withdrawals if the required minimum distribution causes the total Distributions to exceed the GAW amount to the extent the RMD amount is attributable to the Covered Fund(s). Please note the following important details:
•
An RMD is attributable to the Covered Fund(s) to the extent that the RMD amount withdrawn from the Covered Fund Value is proportional to the amount of the Annuity Account Value invested in Covered Fund(s).

•
The amount withdrawn for RMDs must not exceed the amount calculated under the Code based on life expectancy, and must be based on the Annuity Account Value on December 31 of the previous calendar year as reported by Great-West.

•
You must set up your RMDs on the required form with our Retirement Resource Operations Center.

•
If you are transferring money from another company and you have reached or will reach the age at which RMDs must be paid to you under the Code (70 1∕2 if born before July 1, 1949, or age 72 if born on or after July 1, 1949) during the current tax year, you should take the current tax year’s RMD before the transfer to avoid taking an Excess Withdrawal.

Below is a hypothetical RMD numerical example designed to help illustrate how taking an RMD during the GAW Phase would be considered an Excess Withdrawal because some portion of the RMD is not attributable to the Covered Fund Value.

RMD Numerical Example: This example illustrates a scenario where the Contract is your only IRA, and you elected to split your assets between the Investment Strategy (i.e., an investment that is not a Covered Fund) and the Income Strategy (i.e., a Covered Fund). To avoid taking an Excess Withdrawal when taking an RMD, you may need to take a portion of your RMD from your assets in the Investment Strategy.
•
Annuity Account Value (12/31/2019) = $100,000

•
Covered Fund Value = $50,000 (50% of total Annuity Account Value)

•
Investment Strategy Account Value = $50,000 (50% of total Annuity Account Value)

•
GAW = $2,500

•
Total 2020 RMD attributable to the IRA as calculated by Great-West = $6,200

•
2020 RMD attributable to the Covered Fund = $6,200 x 0.50 = $3,100

Under these circumstances, the Owner may take the full $2,500 GAW and may take an additional $600 for RMDs out of the Covered Fund — this additional $600 needed for RMDs would not be considered an Excess Withdrawal. In order to satisfy the remaining $3,100 in RMDs without taking an Excess Withdrawal, the Owner would need to withdraw the remaining $3,100 from the Investment Strategy Account.
You should consult a qualified tax advisor regarding withdrawals to satisfy your RMD amount and other tax implications of RMD withdrawals during the Accumulation Phase and GAW Phase of the Contract.
Distributions Before Death in Qualified Annuity Contracts
Notwithstanding any provision of the Contract, Rider, or Endorsement to the contrary, the distribution of the individual’s interest in a Qualified Annuity Contract will be made in accordance with the requirements of Section 408(b)(3) of the Code and the regulations thereunder. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.
The Owner’s entire interest in the non-Roth Contract must be distributed, or begin to be distributed, by the Owner’s required beginning date. If the Owner was born before July 1, 1949, the Owner’s required beginning date is April 1 of the calendar year following the calendar year in which the Owner reaches age 70 1∕2. If the Owner was born on or after July 1, 1949, the Owner’s required beginning date is April 1 of the calendar year following the calendar year in which the Owner reaches age 72. For that year, and each succeeding year, a distribution must be made on or before December 31. By the required beginning date, the Owner may elect to have the balance in the non-Roth Contract distributed in one of the following forms:
•
A single sum payment;

•
Equal or substantially equal payments no less frequently than annually over the life of the Owner;

•
Equal or substantially equal payments no less frequently than annually over the lives of the Owner and the designated Beneficiary;

•
Equal or substantially equal payments no less frequently than annually over a period not extending beyond the Owner’s life expectancy; or

•
Equal or substantially equal payments no less frequently than annually over a period not extending beyond the joint life and last survivor expectancy of the Owner and the designated Beneficiary.

All distributions made hereunder will be made in accordance with section 401(a)(9) of the Code, including the incidental death benefit requirements, and any other applicable regulations.
If payment is not to be made in the form of periodic annuity payments on an irrevocable basis (except for acceleration), the amount to be distributed each year, beginning with the first calendar year for which distributions are required and then for each succeeding calendar year will be determined under the applicable provisions of the Code and the implementing regulations.
The Coronavirus Aid, Relief and Economic Security (“CARES”) Act waives the required minimum distribution rules for calendar year 2020 for (1) plans (including 401(k) plans) qualified under Code Section 401, (2) defined contribution plans described in Code Sections 403(a) and 403(b), (3) eligible governmental defined contribution plans described in Code Section 457(b) and (4) Individual Retirement Accounts and Individual Retirement Annuities described in Code Section 408. In addition, distributions which are required to be made in calendar year 2020 by reason of a required beginning date occurring in such calendar year and such distribution not having been made before January 1, 2020 are also waived.

Distributions Upon Death in Qualified Annuity Contracts
Distributions for deaths occurring before December 31, 2019 where distributions have begun before death. If the Owner dies after distributions have begun, the remaining portion of such interest will continue to be distributed at least as rapidly as under the method of distribution being used prior to the individual’s death.
Distributions for deaths occurring before December 31, 2019 where distributions have not begun. If the Owner died before distributions had begun, distribution of the individual’s entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the individual’s death unless an election is made to receive distributions in accordance with (1) or (2) below:
1.
If the Owner’s interest is payable to a designated Beneficiary, then the entire interest of the individual may be distributed in equal or substantially equal payments over the life or over a period certain not greater than the life expectancy of the designated Beneficiary commencing on or before December 31 of the calendar year immediately following the calendar year in which the Owner died;

2.
If the designated Beneficiary is the Owner’s surviving Spouse, the date distributions are required to begin in accordance with (1) above must not be earlier than the later of  (A) December 31 of the calendar year immediately following the calendar year in which the individual died or (B) December 31 of the calendar year in which the individual would have attained age 70 1∕2;

3.
If the designated Beneficiary is the Owner’s surviving Spouse, the Spouse may treat the Contract as his or her own Qualified Annuity Contract. This election will be deemed to have been made if such surviving Spouse makes a regular Contribution to the Contract, makes a rollover to or from such Contract, or fails to elect any of the above provisions.

Distributions for deaths occurring after December 31, 2019. If the Owner died after December 31, 2019, distribution of the individual’s entire interest must be completed by December 31 of the calendar year containing the tenth anniversary of the individual’s death unless the Beneficiary qualifies as an Eligible Designated Beneficiary and makes an election to receive distribution in accordance with (1) or (2) below:
1.
If the Owner’s interest is payable to an Eligible Designated Beneficiary, then, subject to the requirements set forth in Code Section 401(a)(9)(E)(ii), the entire interest of the individual may be distributed in equal or substantially equal payments over the life or over a period certain not greater than the life expectancy of the Eligible Designated Beneficiary commencing on or before December 31 of the calendar year immediately following the calendar year in which the Owner died;

2.
If the Eligible Designated Beneficiary is the Owner’s surviving Spouse, the date distributions are required to begin in accordance with (1) above must not be earlier than the later of  (A) December 31 of the calendar year immediately following the calendar year in which the individual died or (B) December 31 of the calendar year in which the individual would have attained age 72;

3.
If the Eligible Designated Beneficiary is the Owner’s surviving Spouse, the Spouse may treat the Contract as his or her own Qualified Annuity Contract. This election will be deemed to have been made if such surviving Spouse makes a regular Contribution to the Contract, makes a rollover to or from such Contract, or fails to elect any of the above provisions.

Life expectancy is computed by use of the single life table in Q&A 1 of Section 1.401(a)(9)-9 of the regulations. If distributions are being made to a surviving Spouse as the sole designated Beneficiary, such Spouse’s remaining life expectancy for a year is the number in the single life table corresponding to such Spouse’s age in each year after the calendar year of the Owner’s death. In all other cases, remaining life expectancy for a year is the number in the single life table corresponding to the Eligible Designated Beneficiary’s age in the year following the calendar year of the individual’s death and reduced by 1 for each subsequent year.
DISTRIBUTION OF THE CONTRACTS
Prior to December 14, 2020, we offered the Contracts on a continuous basis to customers of registered investment advisers, brokerage firms, and their affiliated insurance agencies. Contracts were sold in New York by licensed insurance agents who are Consultants.
Effective October 5, 2020, Investment Distributors, Inc. (“IDI”) became principal underwriter. IDI is a subsidiary of Protective Life Corporation (“PLC”), the parent of Protective. IDI is a Tennessee corporation and was extablished in 1993. IDI’s principal business address is 2801 Highway 280 South, Birmingham, Alabama 35223. IDI is registered with the SEC under the Exchange Act as a broker-dealer and is a member firm of FINRA.
No sales commissions are paid to Consultants on sales of the Contracts. However, Consultants may charge you an advisory or similar fee under an agreement you have with them independent of Great-West, GWFS, or IDI. Great-West,

GWFS, and IDI do not offer advice on how to allocate your Contributions, and we are not responsible for any advice your Consultant provides to you. Great-West, GWFS, and IDI do not endorse any Consultant or make any representations as to their qualifications.
Great-West (or its affiliates, for purposes of this section only, collectively, “the Company”), in all cases as agent for GWFS, may pay eligible Consultants or other entities compensation for the promotion and sale of the Contract. Compensation paid to eligible Consultants or other entities is not paid directly by the Owner or the Series Account. The Company intends to fund this compensation through a number of sources, such as fees and charges imposed under the Contract and payable to the Company, and from profits on payments received by the Company from Portfolios’ advisers or administrators for providing administrative, marketing, and other support and services to the Portfolios. See “Payments We Receive” above. The Company may pay a portion of these proceeds to eligible Consultants or other entities for distribution services.
IDI agents may receive additional cash and non-cash incentives to promote the sale of the Contracts. IDI agents may participate in various contests and promotions subject to applicable FINRA regulations in which IDI agents may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, IDI agents also may receive travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.
Cash incentive payments may vary depending on the arrangement in place at any particular time. Cash incentives payable to IDI agents may be based on certain performance measurements, including a percentage of the net amount invested in certain investments available under the Contract. These additional payments could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for an IDI agent to recommend or sell the Contract instead of other products or recommend certain investments under the Contract over other investments, which may not necessarily be to your benefit.
To the extent permitted by FINRA rules, applicable state insurance law and regulations, and Department of Labor rules and regulations, and as mutually agreed upon by the Company and eligible Consultants or other entities, the Company may pay a portion of these proceeds to eligible Consultants or other entities:
•
for distribution services;

•
as compensation for administrative and insurance services provided by the Consultants on behalf of GWFS or IDI;

•
as a marketing allowance or other promotional incentive; and

•
as payments in the form of cash or other compensation.

VOTING RIGHTS
In general, you do not have a direct right to vote the Portfolio shares held in the Series Account. However, under current law, you are entitled to give us instructions on how to vote the shares. We will vote the shares according to those instructions at regular and special shareholder meetings. If the law changes and we can vote the shares in our own right, we may elect to do so.
Before the Annuity Commencement Date, you have the voting interest. The number of votes available to you will be calculated separately for each of your Sub-Accounts. That number will be determined by applying your percentage interest, if any, in a particular Sub-Account to the total number of votes attributable to that Sub-Account. You hold a voting interest in each Sub-Account to which your Annuity Account Value is allocated. If you select a variable annuity option, the votes attributable to your Contract will decrease as annuity payouts are made.
The number of votes of a Portfolio will be determined as of the date established by that Portfolio for determining shareholders eligible to vote at the meeting of the Portfolio. Voting instructions will be solicited by communication prior to such meeting in accordance with procedures established by the respective Portfolios.
If we do not receive timely instructions and Owners have no beneficial interest in shares held by us, we will vote according to the voting instructions as a proportion of all Contracts participating in the Sub-Account. Shares held by us will also be voted proportionately. The effect of proportional voting is that if a large number of Owners fail to give voting instructions, a small number of Owners may determine the outcome of the vote. If you indicate in your instructions that you do not wish to vote an item, we will apply your instructions on a pro rata basis to reduce the votes eligible to be cast.
Each person or entity having a voting interest in a Sub-Account will receive proxy material, reports, and other material relating to the appropriate Portfolio.

Please note, generally the Portfolios are not required to, and do not intend to, hold annual or other regular meetings of shareholders.
Owners have no voting rights in Great-West.
RIGHTS RESERVED BY GREAT-WEST
We reserve the right to make certain changes we believe would best serve the interests of Owners and Annuitants or would be appropriate in carrying out the purposes of the Contract. Any changes will be made only to the extent and in the manner permitted by applicable laws. Also, when required by law, we will obtain your approval of the changes and approval from any appropriate regulatory authority. Approval may not be required in all cases, however. Examples of the changes we may make include:
•
To operate the Series Account in any form permitted under the 1940 Act or in any other form permitted by law;

•
To Transfer any assets in any Sub-Account to another Sub-Account, or to one or more separate accounts; or to add, combine or remove Sub-Accounts of the Series Account;

•
To substitute, for the Portfolio shares in any Sub-Account, the shares of another Portfolio or shares of another investment company or any other investment permitted by law;

•
To cease accepting Contributions at any time at our discretion;

•
To limit the number of Contracts that you may purchase;

•
To cease offering the Contract and/or GLWB Riders to new sales;

•
To make any changes required by the Code or by any other applicable law in order to continue treatment of the Contract as an annuity;

•
To change the time or time of day that a valuation date is deemed to have ended; and

•
To make any other necessary technical changes in the Contract in order to conform with any action the above provisions permit us to take, including changing the way we assess charges, without increasing them for any outstanding Contract beyond the aggregate amount guaranteed.

LEGAL PROCEEDINGS
Great-West, like other insurance companies, in the ordinary course of business is involved in some class action and other lawsuits, or alternatively in arbitration. In some class action and other lawsuits involving insurance companies, substantial damages have been sought and material settlement payments have been made. Although the outcome of any litigation or arbitration cannot be predicted, Great-West believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Series Account, the ability of IDI to perform its contract with the Series Account, or the ability of Great-West to meet its obligations under the Contracts.
LEGAL MATTERS
Advice regarding certain legal matters concerning the federal securities laws applicable to the issue and sale of the Contract has been provided by Carlton Fields, P.A.
Pursuant to Commodity Futures Trading Commission Rule 4.5, Great-West has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Therefore, it is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.
Abandoned Property Requirements
Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of annuity contracts) under various circumstances. This “escheatment” is revocable, however, and the state is obligated to pay the applicable proceeds if the property owner steps forward to claim it with the proper documentation. To help prevent such escheatment, it is important that you keep your contact and other information on file with us up to date, including the names, contact information, and identifying information for the Owner, Annuitant, and Beneficiaries.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The financial statements and financial highlights for the year or period ended December 31, 2021 of each of the investment divisions of the Variable Annuity-2 Series Account of Great-West Life & Annuity Insurance Company of New York incorporated by reference in the Statement of Additional Information have been audited by KPMG LLP, an independent registered public accounting firm, as stated in their report appearing in the Variable Annuity-2 Series Account’s Form N-VPFS filed with the SEC on April 25, 2022, incorporated therein by reference. The financial statements for the year or period ended December 31, 2020 of each of the investment divisions of the Variable Annuity-2 Series Account of Great-West Life & Annuity Insurance Company of New York were audited by Deloitte & Touche, LLP, another independent registered public accounting firm.
INDEPENDENT AUDITOR
The statutory-basis financial statements of Great-West Life & Annuity Insurance Company of New York, incorporated by reference in the Statement of Additional Information in the Registration Statement, have been audited by Deloitte & Touche LLP, an independent auditor, as stated in their report.
AVAILABLE INFORMATION
You may Request a free copy of the SAI. Please direct any oral, written, or electronic Request for such documents to:
Retirement Resource Operations Center (Service Center)
Regular Mail:
PO Box 1854
Birmingham,Alabama 35201-1854
Overnight Mail:
2801 Highway 280 South
Birmingham, Alabama 35223
877-723-8723
AnnuityOperations@greatwest.com
The SEC maintains a website (www.sec.gov) that contains the SAI and other information filed electronically by Great-West concerning the Contract, the Riders, and the Series Account.

APPENDIX A
PORTFOLIOS AVAILABLE UNDER THE CONTRACT
The following is a list of Portfolios available under the Contract. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at www.protective.com/eprospectus. You can also request this information at no cost by calling 855-920-9713 or by sending an email request to prospectus@protective.com. Depending on the optional benefits you choose, you may not be able to invest in certain Portfolios.
The current expenses and performance information below reflects fee and expenses of the Portfolios, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.
Asset Allocation Type	Portfolio Company - Investment Adviser; Sub-Adviser(s), as applicable	Current Expenses	Fund Facilitation Fee for FFF Portfolios	Current Expenses + Fund Facilitation Fee	Average Annual Total Returns (as of 12/31/2021)
					1 Year	5 Year	10 Year
Investment Strategy Portfolios
Sector Equity	ALPS/Alerian Energy Infrastructure III(1)	1.30%	—	—	37.77%	-0.04%	—
International Equity	ALPS/Red Rocks Global Opportunity III - Red Rocks Capital LLC(1)	2.38%	—	—	23.93%	15.66%	—
Taxable Bond	American Century VP Inflation Protection II	0.71%	—	—	6.27%	5.01%	2.82%
U.S. Equity	American Century VP Mid Cap Value II(1)	0.90%	—	—	23.02%	9.25%	12.67%
U.S. Equity	American Century VP Value II(1)	0.88%	—	—	14.28%	9.39%	11.88%
International Equity	American Funds IS® Capital World Growth & Income 4 (formerly, American Funds IS - Global Growth and Income Fund: Class 4)(1)	0.92%	—	—	14.46%	12.99%	11.39%
U.S. Equity	American Funds IS® Growth 4	0.85%	—	—	21.69%	25.12%	19.44%
U.S. Equity	American Funds IS® Growth-Income 4	0.79%	—	—	23.80%	16.10%	15.14%
International Equity	American Funds IS® International 4	1.04%	—	—	-1.71%	9.37%	7.88%
International Equity	American Funds IS® New World 4(1)	1.07%	—	—	4.63%	12.96%	8.41%
U.S. Equity	American Funds IS® Washington Mutual Investor 4 (formerly, American Funds IS - Blue Chip Income and Growth Fund: Class 4)(1)	0.77%	—	—	27.51%	12.22%	13.53%
Allocation	BlackRock 60/40 Target Allocation ETF VI III(1)	0.63%	—	—	11.70%	10.99%	—
Allocation	BlackRock Global Allocation V.I. III - BlackRock (Singapore) Limited(1)	1.00%	—	—	6.42%	9.71%	7.68%
Taxable Bond	BlackRock High Yield V.I. III - BlackRock International Limited(1)	0.81%	—	—	5.23%	6.11%	—
U.S. Equity	ClearBridge Variable Large Cap Growth II - ClearBridge Investments, LLC	1.01%	—	—	21.63%	21.22%	—
U.S. Equity	ClearBridge Variable Mid Cap II - ClearBridge Investments, LLC	1.10%	—	—	28.38%	13.98%	14.04%
U.S. Equity	ClearBridge Variable Small Cap Growth II - ClearBridge Investments, LLC	1.06%	—	—	12.31%	21.04%	16.82%
Taxable Bond	Columbia VP Strategic Income 2(1)	0.93%	—	—	1.63%	4.67%	4.53%
Sector Equity	Delaware Ivy VIP Energy II - Macquarie Funds Management HK Ltd.; Macquarie Investment Management Global Limited REIT?	1.38%	—	—	42.00%	-11.79%	-4.25%
International Equity	Delaware VIP Emerging Markets Service - Macquarie Funds Management HK Ltd.; Macquarie Investment Management Global Limited(1)	1.48%	—	—	-3.13%	11.70%	6.84%
International Equity	Delaware VIP International Series Serv - Macquarie Funds Management HK Ltd.; Macquarie Investment Management Global Limited(1)	1.16%	—	—	6.59%	10.49%	7.83%
U.S. Equity	Delaware VIP Small Cap Value Series Service - Macquarie Funds Management HK Ltd.; Macquarie Investment Management Global Limited	1.05%	—	—	34.01%	9.22%	11.78%

Asset Allocation Type	Portfolio Company - Investment Adviser; Sub-Adviser(s), as applicable	Current Expenses	Fund Facilitation Fee for FFF Portfolios	Current Expenses + Fund Facilitation Fee	Average Annual Total Returns (as of 12/31/2021)
					1 Year	5 Year	10 Year
U.S. Equity	DFA VA Equity Allocation Portfolio Institutional - Dimensional Fund Advisors Ltd; DFA Australia Limited(1)(2)	0.30%	0.35%	0.65%	24.37%	—	—
Taxable Bond	DFA VA Global Bond - Dimensional Fund Advisors Ltd; DFA Australia Limited(2)	0.24%	0.35%	0.59%	-1.04%	1.68%	1.90%
Allocation	DFA VA Global Moderate Allocation Institutional(1)(2)	0.28%	0.35%	0.63%	14.20%	9.87%	—
International Equity	DFA VA International Small Portfolio - Dimensional Fund Advisors Ltd; DFA Australia Limited(2)	0.40%	0.35%	0.75%	14.56%	10.12%	10.04%
International Equity	DFA VA International Value Portfolio - Dimensional Fund Advisors Ltd; DFA Australia Limited(2)	0.28%	0.35%	0.63%	18.11%	7.00%	6.52%
Taxable Bond	DFA VA Short-Term Fixed Portfolio - Dimensional Fund Advisors Ltd; DFA Australia Limited(2)	0.12%	0.35%	0.47%	-0.19%	1.10%	0.78%
U.S. Equity	DFA VA US Large Value(2)	0.21%	0.35%	0.56%	27.04%	10.52%	13.50%
U.S. Equity	DFA VA US Targeted Value(2)	0.29%	0.35%	0.64%	39.68%	10.45%	13.60%
U.S. Equity	DWS Capital Growth VIP B	0.75%	—	—	22.46%	23.49%	18.92%
International Equity	DWS Global Small Cap VIP B(1)	0.97%	—	—	14.65%	9.00%	8.91%
Taxable Bond	Eaton Vance VT Floating-Rate Income Initial	1.18%	—	—	3.63%	3.19%	3.53%
Taxable Bond	Federated Hermes High Income Bond II S(1)	1.07%	—	—	4.44%	5.28%	6.06%
Allocation	Fidelity® VIP Balanced Service 2 - FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Japan) Limited; Fidelity Management & Research (HK) Ltd	0.71%	—	—	17.99%	14.69%	12.37%
International Equity	Fidelity® VIP International Capital Appreciation Service 2 - FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Japan) Limited; Fil Investment Advisors; FIL Investment Advisors (UK) Ltd; Fidelity Management & Research (HK) Ltd	1.07%	—	—	12.11%	16.56%	12.88%
Allocation	First Trust/Dow Jones Dividend & Income Allocation I	1.19%	—	—	12.25%	9.54%	—
Allocation	Franklin Income VIP 4	0.82%	—	—	16.59%	7.34%	7.27%
Alternative	Goldman Sachs VIT Multi-Strategy Alternatives Advisor(1)(3)	1.40%	—	—	4.66%	3.42%	—
U.S. Equity	Goldman Sachs VIT US Equity Insights Service(1)	0.77%	—	—	29.11%	17.00%	15.94%
Allocation	Great-West Aggressive Profile Investor	1.15%	—	—	19.49%	12.77%	12.62%
U.S. Equity	Great-West Ariel Mid Cap Value Investor - Ariel Investments, LLC(1)	1.05%	—	—	26.13%	10.98%	13.08%
Taxable Bond	Great-West Bond Index Investor(1)	0.50%	—	—	-2.39%	3.02%	2.42%
Taxable Bond	Great-West Core Bond Investor(1)	0.70%	—	—	-1.55%	3.57%	3.01%
International Equity	Great-West Emerging Markets Equity Investor - UBS Asset Management (Americas) Inc; Lazard Asset Management LLC(1)	1.23%	—	—	-4.43%	—	—
Taxable Bond	Great-West Global Bond Investor(1)	1.01%	—	—	-6.46%	0.84%	1.74%
Money Market	Great-West Government Money Market Investor(1)	0.46%	—	—	0.01%	0.77%	0.38%
Taxable Bond	Great-West High Yield Bond Investor - Putnam Investment Management, LLC(1)	1.10%	—	—	3.65%	6.12%	6.48%
Taxable Bond	Great-West Inflation-Protected Securities Investor - Goldman Sachs Asset Management, L.P.(1)	0.70%	—	—	4.76%	—	—
International Equity	Great-West International Growth Investor - J.P. Morgan Investment Management, Inc.; Franklin Templeton Institutional, LLC(1)	1.20%	—	—	6.04%	13.94%	10.13%
International Equity	Great-West International Index Investor - Irish Life Investment Managers Ltd	0.65%	—	—	10.75%	9.16%	7.54%

Asset Allocation Type	Portfolio Company - Investment Adviser; Sub-Adviser(s), as applicable	Current Expenses	Fund Facilitation Fee for FFF Portfolios	Current Expenses + Fund Facilitation Fee	Average Annual Total Returns (as of 12/31/2021)
					1 Year	5 Year	10 Year
International Equity	Great-West International Value Investor - LSV Asset Management; Massachusetts Financial Services Company	1.06%	—	—	10.83%	9.65%	10.26%
U.S. Equity	Great-West Large Cap Growth Investor - Amundi Asset Management US, Inc.; JPMorgan Investment Management Inc.(1)	1.00%	—	—	20.84%	24.82%	18.92%
U.S. Equity	Great-West Large Cap Value Investor - T. Rowe Price Associates, Inc.; Putnam Investment Management, LLC(1)	0.96%	—	—	25.98%	11.69%	12.14%
Allocation	Great-West Lifetime 2015 Investor(1)	0.80%	—	—	8.48%	8.05%	7.69%
Allocation	Great-West Lifetime 2020 Investor(1)	0.83%	—	—	9.17%	8.62%	—
Allocation	Great-West Lifetime 2025 Investor(1)	0.85%	—	—	10.16%	9.44%	9.32%
Allocation	Great-West Lifetime 2030 Investor(1)	0.87%	—	—	11.60%	10.32%	—
Allocation	Great-West Lifetime 2035 Investor(1)	0.89%	—	—	13.46%	11.36%	10.89%
Allocation	Great-West Lifetime 2040 Investor	0.92%	—	—	15.11%	12.04%	—
Allocation	Great-West Lifetime 2045 Investor	0.92%	—	—	16.02%	12.43%	11.40%
Allocation	Great-West Lifetime 2050 Investor	0.93%	—	—	16.15%	12.50%	—
Allocation	Great-West Lifetime 2055 Investor	0.92%	—	—	16.10%	12.46%	11.31%
U.S. Equity	Great-West Mid Cap Value Investor - Goldman Sachs Asset Management, L.P.(1)	1.15%	—	—	30.17%	9.91%	12.74%
Allocation	Great-West Moderately Aggressive Portfolio Investor(1)	1.02%	—	—	14.25%	10.38%	10.09%
Taxable Bond	Great-West Multi-Sector Bond Investor(1)	0.90%	—	—	0.89%	4.84%	5.51%
Sector Equity	Great-West Real Estate Index Investor - Irish Life Investment Managers Ltd(1)	0.70%	—	—	44.31%	8.90%	—
U.S. Equity	Great-West S&P 500® Index Investor - Irish Life Investment Managers Ltd	0.51%	—	—	28.20%	17.88%	15.92%
U.S. Equity	Great-West S&P Mid Cap 400® Index Investor - Irish Life Investment Managers Ltd(1)	0.55%	—	—	24.01%	12.48%	13.55%
U.S. Equity	Great-West S&P SmallCap 600® Index Investor - Irish Life Investment Managers Ltd	0.56%	—	—	25.95%	11.88%	13.92%
Taxable Bond	Great-West Short Duration Bond Investor(1)	0.60%	—	—	-0.03%	2.50%	2.19%
U.S. Equity	Great-West Small Cap Growth Investor(1)	1.19%	—	—	13.76%	18.50%	—
U.S. Equity	Great-West Small Cap Value Investor(1)	1.09%	—	—	30.67%	9.10%	11.90%
U.S. Equity	Great-West T. Rowe Price Mid Cap Growth Investor - T. Rowe Price Associates, Inc.	1.02%	—	—	14.83%	17.86%	16.22%
Taxable Bond	Great-West US Government Securities Investor(1)	0.60%	—	—	-2.15%	2.45%	2.08%
International Equity	Invesco Oppenheimer V.I. International Growth II(1)(3)	1.25%	—	—	10.12%	11.65%	9.47%
Taxable Bond	Invesco V.I. Core Plus Bond II (formerly, Invesco V.I. Core Bond II)(1)	0.87%	—	—	-1.01%	4.40%	4.52%
International Equity	Invesco V.I. EQV International Equity II (formerly, Invesco V.I International Growth II)	1.14%	—	—	5.61%	9.90%	7.82%
Sector Equity	Invesco V.I. Global Real Estate II - Invesco Asset Management Ltd	1.22%	—	—	25.44%	7.27%	7.84%
U.S. Equity	Invesco V.I. Growth and Income II	0.99%	—	—	28.19%	9.94%	12.05%
U.S. Equity	Invesco V.I. Main Street Small Cap II	1.18%	—	—	22.26%	13.46%	14.40%
U.S. Equity	Invesco V.I. Small Cap Equity II	1.20%	—	—	20.09%	13.15%	12.01%
Allocation	Janus Henderson VIT Balanced Service	0.87%	—	—	16.91%	14.10%	11.53%
U.S. Equity	Janus Henderson VIT Enterprise Service	0.97%	—	—	16.54%	18.84%	16.93%
Taxable Bond	Janus Henderson VIT Flexible Bond Service(1)	0.82%	—	—	-1.11%	3.98%	3.43%
Allocation	JPMorgan Insurance Trust Global Allocation 2(1)	1.17%	—	—	9.26%	9.98%	—
Allocation	JPMorgan Insurance Trust Income Builder 2(1)	0.90%	—	—	8.22%	6.68%	—

Asset Allocation Type	Portfolio Company - Investment Adviser; Sub-Adviser(s), as applicable	Current Expenses	Fund Facilitation Fee for FFF Portfolios	Current Expenses + Fund Facilitation Fee	Average Annual Total Returns (as of 12/31/2021)
					1 Year	5 Year	10 Year
U.S. Equity	JPMorgan Insurance Trust Small Cap Core 2	1.12%	—	—	21.06%	11.46%	13.70%
U.S. Equity	Lord Abbett Series Developing Growth VC(1)	1.04%	—	—	-2.75%	24.69%	17.25%
Sector Equity	LVIP Delaware REIT Fund Service - Delaware Investments Fund Advisers(3)	1.12%	—	—	42.54%	8.58%	9.73%
U.S. Equity	MFS® VIT II Blended Rsrch Core Equity Service	0.69%	—	—	29.18%	16.25%	15.08%
International Equity	MFS® VIT II International Growth Service(1)	1.13%	—	—	8.99%	13.95%	9.73%
Sector Equity	MFS® VIT II Technology Service	1.12%	—	—	13.43%	26.00%	20.52%
U.S. Equity	MFS® VIT III Blended Rsrch Sm Cap Equity Service	0.78%	—	—	29.17%	12.60%	14.02%
U.S. Equity	Neuberger Berman AMT Sustainable Equity S	1.16%	—	—	23.16%	15.43%	14.11%
Commodities	PIMCO VIT CommodityRealReturn® Strategy Advisor(1)	1.03%	—	—	33.11%	5.61%	-1.98%
Taxable Bond	PIMCO VIT Long-Term US Government Advisor	0.76%	—	—	-4.88%	6.04%	4.08%
Taxable Bond	PIMCO VIT Low Duration Advisor	0.75%	—	—	-1.03%	1.44%	1.49%
Taxable Bond	PIMCO VIT Real Return Advisor	0.77%	—	—	5.48%	5.23%	3.05%
Taxable Bond	PIMCO VIT Short-Term Advisor	0.70%	—	—	-0.16%	1.68%	1.53%
Taxable Bond	PIMCO VIT Total Return Advisor	0.75%	—	—	-1.36%	3.83%	3.33%
International Equity	Putnam VT Emerging Markets Equity Fund IB - Putnam Advisory Company, LLC; Putnam Investments Limited(1)	1.35%	—	—	-4.23%	10.96%	8.23%
International Equity	Putnam VT Focused International Equity IB - Putnam Advisory Company, LLC; Putnam Investments Limited(1)	1.06%	—	—	12.58%	12.01%	10.92%
Allocation	Putnam VT Global Asset Allocation IB - Putnam Advisory Company, LLC; Putnam Investments Limited	1.09%	—	—	13.95%	9.90%	9.85%
U.S. Equity	Putnam VT Growth Opportunities IB - Putnam Investments Limited	0.89%	—	—	22.65%	25.54%	19.85%
Taxable Bond	Putnam VT Income IB - Putnam Investments Limited	0.82%	—	—	-4.59%	3.61%	3.73%
International Equity	Putnam VT International Equity IB - Putnam Advisory Company, LLC; Putnam Investments Limited	1.08%	—	—	8.82%	9.34%	8.31%
International Equity	Putnam VT International Value IB - Putnam Investments Limited	1.12%	—	—	14.94%	8.09%	7.01%
U.S. Equity	Putnam VT Large Cap Value IB - Putnam Investments Limited	0.81%	—	—	27.30%	13.81%	14.11%
Taxable Bond	Putnam VT Mortgage Securities IB - Putnam Investments Limited(1)	0.75%	—	—	-3.66%	1.61%	1.32%
Alternative	Putnam VT Multi-Asset Absolute Return IB - Putnam Advisory Company, LLC; Putnam Investments Limited(1)	1.20%	—	—	0.75%	-0.52%	0.97%
U.S. Equity	Putnam VT Multi-Cap Core IB - Putnam Investments Limited	0.91%	—	—	31.07%	18.08%	16.30%
U.S. Equity	Putnam VT Research IB - Putnam Advisory Company, LLC; Putnam Investments Limited(1)	0.98%	—	—	24.13%	18.44%	16.39%
U.S. Equity	Putnam VT Small Cap Growth IB - Putnam Investments Limited(1)	1.10%	—	—	13.92%	16.65%	14.23%
U.S. Equity	Putnam VT Small Cap Value IB - Putnam Investments Limited	1.29%	—	—	39.90%	9.31%	12.45%
U.S. Equity	T. Rowe Price Blue Chip Growth Portfolio II(1)	1.00%	—	—	17.33%	22.96%	18.93%
Sector Equity	T. Rowe Price Health Sciences Portfolio II(1)	1.19%	—	—	12.83%	19.22%	20.13%
Sector Equity	VanEck VIP Global Resources Fund S	1.34%	—	—	18.68%	1.99%	-0.37%
Income Strategy Covered Funds (for Contracts with a Guaranteed Lifetime Withdrawal Benefit Rider)
Allocation	Great-West Conservative Profile Investor(1)(3)	0.78%	—	—	6.35%	5.95%	5.66%

Asset Allocation Type	Portfolio Company - Investment Adviser; Sub-Adviser(s), as applicable	Current Expenses	Fund Facilitation Fee for FFF Portfolios	Current Expenses + Fund Facilitation Fee	Average Annual Total Returns (as of 12/31/2021)
					1 Year	5 Year	10 Year
Allocation	Great-West Conservative Profile L(1)	1.03%	—	—	6.08%	5.68%	5.40%
Allocation	Great-West Moderate Profile Investor(1)(3)	0.92%	—	—	11.98%	9.15%	8.79%
Allocation	Great-West Moderate Profile L(1)	1.17%	—	—	11.56%	8.86%	8.51%
Allocation	Great-West Moderately Conservative Portfolio Investor(1)(3)	0.83%	—	—	9.13%	7.49%	7.22%
Allocation	Great-West Moderately Conservative Portfolio L(1)	1.08%	—	—	8.88%	7.21%	6.94%
Allocation	Great-West SecureFoundation® Balanced L(1)	0.85%	—	—	10.70%	9.45%	8.71%

(1)
These Portfolios and their investment advisers have entered into contractual fee waivers or expense reimbursement arrangements. These temporary fee reductions are reflected in their annual expenses. Those contractual arrangements are designed to reduce total annual Portfolio operating expenses for Owners and will continue past the current year.

(2)
Investment Strategy Portfolios that may only be accessed with additional payment of a Fund Facilitation Fee.

(3)
These Sub-Accounts investing in this Portfolio are closed to new Contributions and incoming Transfers.

There is no assurance that the stated objectives and policies of any of the Funds will be achieved. More detailed information concerning the investment objectives, policies and restrictions of the Funds, the expenses of the Funds, the risks attendant to investing in the Funds and other aspects of their operations can be found in the current prospectuses for the Funds and the current Statement of Additional Information for each of the Funds. You may obtain a prospectus or a Statement of Additional Information for any of the Funds by contacting Protective Life or by asking your financial adviser. You should read the Funds’ prospectuses carefully before making any decision concerning the allocation of Purchase Payments or transfers among the Sub-Accounts.

APPENDIX B
GUARANTEED ANNUAL WITHDRAWAL PERCENTAGES AND CREDITS
Below are the Guaranteed Annual Withdrawal percentages (GAW%), Joint GAW%, Distribution Credit, and Accumulation Credit applicable to the GLWB Riders described in the Prospectus for the Contract. You may contact the Retirement Resource Operations Center at (877) 723-8723 for the rates and credits applicable to your Contract. A complete description of the GLWB Riders can be found in the section of the Prospectus entitled “Guaranteed Lifetime Withdrawal Benefit.”
CONTRACT APPLICATIONS SIGNED BETWEEN JUNE 4, 2018, AND DECEMBER 14, 2020:
The tables below list the GLWB Rider GAW%, Joint GAW%, Distribution Credit, and Accumulation Credit applicable for Contract applications signed between June 4, 2018, and December 14, 2020 (the final date the Contract was available for purchase).
Great-West Secure Income Foundation GLWB Rider:
As shown in the following table, the GAW% for a single Covered Person is based on the age when GAWs begin; if there are Joint Covered Persons, the GAW% is calculated based on the age of the younger Covered Person (the Joint GAW%).
Age When GAWs Begin	Single GAW%	Joint GAW%
59.5−64	4.00%	3.50%
65−69	5.10%	4.60%
70−74	5.50%	5.00%
75−79	5.50%	5.00%
80+	6.50%	6.00%
Great-West Secure Income Max GLWB Rider:
As shown in the following table, the GAW% for a single Covered Person is based on the age when GAWs begin; if there are Joint Covered Persons, the GAW% is calculated based on the age of the younger Covered Person (the Joint GAW%). The Distribution Credit increases the GAW% for Contributions aged at least 5 years.
Age When GAWs Begin	Single GAW%	Joint GAW%	Distribution Credit
59.5−64	4.00%	3.50%	1%
65−69	5.50%	5.00%	1%
70−74	6.00%	5.50%	1%
75−79	6.00%	5.50%	1%
80+	6.50%	6.00%	1%
Great-West Secure Income Plus GLWB Rider:
As shown in the following table, the GAW% for a single Covered Person is based on the age when GAWs begin; if there are Joint Covered Persons, the GAW% is calculated based on the age of the younger Covered Person (the Joint GAW%). The Accumulation Credit of 5% is used to determine the guaranteed minimum amount the Benefit Base will increase for each Contract Year up to a maximum of 10 Contract Years.
Age When GAWs Begin	Single GAW%	Joint GAW%
59.5−64	4.00%	3.50%
65−69	5.00%	4.50%
70−74	5.00%	4.50%
75−79	5.00%	4.50%
80+	6.00%	5.50%
CONTRACT APPLICATIONS SIGNED BETWEEN MAY 1, 2018, AND JUNE 3, 2018:
The tables below list the GLWB Rider GAW%, Joint GAW%, Distribution Credit, and Accumulation Credit applicable for Contract applications signed between May 1, 2018, and June 3, 2018.

Great-West Secure Income Foundation GLWB Rider:
As shown in the following table, the GAW% for a single Covered Person is based on the age when GAWs begin; if there are Joint Covered Persons, the GAW% is calculated based on the age of the younger Covered Person (the Joint GAW%).
Age When GAWs Begin	Single GAW%	Joint GAW%
59.5−64	4.00%	3.50%
65−69	5.10%	4.60%
70−74	5.50%	5.00%
75−79	5.50%	5.00%
80+	6.50%	6.00%
Great-West Secure Income Max GLWB Rider:
As shown in the following table, the GAW% for a single Covered Person is based on the age when GAWs begin; if there are Joint Covered Persons, the GAW% is calculated based on the age of the younger Covered Person (the Joint GAW%). The Distribution Credit increases the GAW% for Contributions aged at least 5 years.
Age When GAWs Begin	Single GAW%	Joint GAW%	Distribution Credit
59.5−64	4.00%	3.50%	1%
65−69	5.40%	4.90%	1%
70−74	5.80%	5.30%	1%
75−79	5.80%	5.30%	1%
80+	6.50%	6.00%	1%
Great-West Secure Income Plus GLWB Rider:
As shown in the following table, the GAW% for a single Covered Person is based on the age when GAWs begin; if there are Joint Covered Persons, the GAW% is calculated based on the age of the younger Covered Person (the Joint GAW%). The Accumulation Credit of 5% is used to determine the guaranteed minimum amount the Benefit Base will increase for each Contract Year up to a maximum of 10 Contract Years.
Age When GAWs Begin	Single GAW%	Joint GAW%
59.5−64	4.00%	3.50%
65−69	5.00%	4.50%
70−74	5.00%	4.50%
75−79	5.00%	4.50%
80+	6.00%	5.50%
CONTRACT APPLICATIONS SIGNED BETWEEN DECEMBER 4, 2017, AND APRIL 30, 2018:
The tables below list the GLWB Rider GAW%, Joint GAW%, Distribution Credit, and Accumulation Credit applicable for Contract applications signed between December 4, 2017, and April 30, 2018.
Great-West Secure Income Foundation GLWB Rider:
The GAW% for a single Covered Person is based on the age when GAWs begin according to the following table:
GAW% Table
	Age 59½−64	Age 65−69	Age 70−79	Age 80+
% of Benefit Base	4.00%	5.10%	5.50%	6.50%
If there are Joint Covered Persons, a single GAW% is calculated based on the age of the younger Covered Person. This rate is the Joint GAW% and is based on the following table:
Joint GAW% Table
	Age 59½−64	Age 65−69	Age 70−79	Age 80+
% of Benefit Base	3.50%	4.60%	5.00%	6.00%

Great-West Secure Income Max GLWB Rider:
The Distribution Credit for the Great-West Secure Income Max GLWB Rider is 1% for Contributions aged at least 5 years. The GAW% for a single Covered Person is based on the following table:
	Age When GAWs Begin	Age When GAWs Begin	Age When GAWs Begin	Age When GAWs Begin
	59.5-64	65-69	70-79	80+
% of Benefit Base	4.00%	5.40%	5.80%	6.50%
If there are Joint Covered Persons, a single GAW% is calculated based on the age of the younger Covered Person. This rate is the Joint GAW% and is based on the following table:
	Age of Younger Covered Person When GAWs Begin	Age of Younger Covered Person When GAWs Begin	Age of Younger Covered Person When GAWs Begin	Age of Younger Covered Person When GAWs Begin
	59.5-64	65-69	70-79	80+
% of Benefit Base	3.50%	4.90%	5.30%	6.00%
Great-West Secure Income Plus GLWB Rider:
The Accumulation Credit used to determine the guaranteed minimum amount for the Great-West Secure Income Plus GLWB Rider is 5%. The GAW% for a single Covered Person is based on the following table:
	Age When GAWs Begin	Age When GAWs Begin	Age When GAWs Begin	Age When GAWs Begin
	59.5-64	65-69	70-79	80+
% of Benefit Base	4.00%	5.00%	5.00%	6.00%
If there are Joint Covered Persons, a single GAW% is calculated based on the age of the younger Covered Person. This rate is the Joint GAW% and is based on the following table:
	Age of Younger Covered Person When GAWs Begin	Age of Younger Covered Person When GAWs Begin	Age of Younger Covered Person When GAWs Begin	Age of Younger Covered Person When GAWs Begin
	59.5-64	65-69	70-79	80+
% of Benefit Base	3.50%	4.50%	4.50%	5.50%
CONTRACT APPLICATIONS SIGNED PRIOR TO DECEMBER 4, 2017:
The tables below list the GLWB Rider GAW%, Joint GAW%, Distribution Credit, and Accumulation Credit applicable for Contract applications signed prior to December 4, 2017.
Great-West Secure Income Foundation GLWB Rider:
The GAW% for a single Covered Person is based on the age when GAWs begin according to the following table:
GAW% Table
	Age 59½−64	Age 65−69	Age 70−79	Age 80+
% of Benefit Base	4.00%	5.00%	5.50%	6.50%
If there are Joint Covered Persons, a single GAW% is calculated based on the age of the younger Covered Person. This rate is the Joint GAW% and is based on the following table:
Joint GAW% Table
	Age 59½−64	Age 65−69	Age 70−79	Age 80+
% of Benefit Base	3.50%	4.50%	5.00%	6.00%
Great-West Secure Income Max GLWB Rider:
The Distribution Credit for the Great-West Secure Income Max GLWB Rider is 1% for Contributions aged at least 5 years. The GAW% for a single Covered Person is based on the following table:

	Age When GAWs Begin	Age When GAWs Begin	Age When GAWs Begin	Age When GAWs Begin
	59.5-64	65-69	70-79	80+
% of Benefit Base	4.00%	5.00%	5.50%	6.50%
If there are Joint Covered Persons, a single GAW% is calculated based on the age of the younger Covered Person. This rate is the Joint GAW% and is based on the following table:
	Age of Younger Covered Person When GAWs Begin	Age of Younger Covered Person When GAWs Begin	Age of Younger Covered Person When GAWs Begin	Age of Younger Covered Person When GAWs Begin
	59.5-64	65-69	70-79	80+
% of Benefit Base	3.50%	4.50%	5.00%	6.00%
The Great-West Secure Income Max GLWB Rider increases each GAW% by 1% for Withdrawals that begin at least 5 years after the date of Rider Contribution.
Great-West Secure Income Plus GLWB Rider:
The Accumulation Credit used to determine the guaranteed minimum amount for the Great-West Secure Income Plus GLWB Rider is 5%. The GAW% for a single Covered Person is based on the following table:
	Age When GAWs Begin	Age When GAWs Begin	Age When GAWs Begin	Age When GAWs Begin
	59.5-64	65-69	70-79	80+
% of Benefit Base	4.00%	5.00%	5.00%	6.00%
If there are Joint Covered Persons, a single GAW% is calculated based on the age of the younger Covered Person. This rate is the Joint GAW% and is based on the following table:
	Age of Younger Covered Person When GAWs Begin	Age of Younger Covered Person When GAWs Begin	Age of Younger Covered Person When GAWs Begin	Age of Younger Covered Person When GAWs Begin
	59.5-64	65-69	70-79	80+
% of Benefit Base	3.50%	4.50%	4.50%	5.50%

The Statement of Additional Information, which has been filed with the Securities and Exchange Commission (“SEC”), contains additional information about the Contract and the Series Account. The Statement of Additional Information has the same date as this Prospectus and is incorporated herein by reference. You may obtain a copy of the Statement of Additional Information free of charge by contacting the Service Center at the address or telephone number shown below. You may also obtain an electronic copy of the Statement of Additional Information, as well as other material that we file electronically and certain material incorporated by reference, at the SEC website (http://www.sec.gov).
Reports and other information about the Variable Annuity 2 Series Account of New York are available on the SEC’s website at http://www.sec.gov, and copies of the information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
Service Center
Regular Mail
P.O. Box 1854
Birmingham, Alabama 35201-1854
Overnight Mail
2801 Highway 280 South
Birmingham, Alabama 35223
(800) 838-0650
EDGAR Contract Identifier: C000173056